As filed with the Securities and Exchange Commission on March 7, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08200

BRIDGEWAY FUNDS, INC.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

Michael D. Mulcahy, President

Bridgeway Funds, Inc.

5615 Kirby Drive, Suite 518

Houston, Texas 77005-2448

Date of fiscal year end: June 30

Date of reporting period: July 1, 2006 - December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORT TO STOCKHOLDERS

A no-load mutual fund family of domestic funds

Semi-Annual Report

December 31, 2006 (Unaudited)

AGGRESSIVE INVESTORS 1

(Closed to New Investors)

AGGRESSIVE INVESTORS 2

ULTRA-SMALL COMPANY

(Closed)

ULTRA-SMALL COMPANY MARKET

MICRO-CAP LIMITED

(Closed to New Investors)

SMALL-CAP GROWTH

SMALL-CAP VALUE

LARGE-CAP GROWTH

LARGE-CAP VALUE

BLUE CHIP 35 INDEX

BALANCED

www.Bridgeway.com

Bridgeway Funds Standardized Returns for One, Five and Ten Years and Inception to Date As of December 31, 2006*

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Aggressive Investors 1	27.10%	32.20%	18.27%	19.28%	120.62%	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%
Aggressive Investors 2								-19.02%	44.01%	16.23%	18.59%	5.43%
Ultra-Small Company	39.84%	29.74%	37.99%	-13.11%	40.41%	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%
Ultra-Small Company Market				-1.81%	31.49%	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%
Micro-Cap Limited					49.55%	6.02%	30.20%	-16.61%	66.97%	9.46%	22.55%	-2.34%
Small-Cap Growth										11.59%	18.24%	5.31%
Small-Cap Value										17.33%	18.92%	12.77%
Large-Cap Growth										6.77%	9.33%	4.99%
Large-Cap Value										15.15%	11.62%	18.52%
Blue Chip 35				39.11%	30.34%	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%
Balanced								-3.51%	17.82%	7.61%	6.96%	6.65%

Fund	1 Year	5 Year	10 Year	Inception to Date	Inception

Aggressive Investors 1	7.11%	11.76%	18.53%	20.40%	August 5, 1994
Aggressive Investors 2	5.43%	11.13%		11.61%	October 31, 2001
Ultra-Small Company	21.55%	24.80%	21.75%	22.68%	August 5, 1994
Ultra-Small Company Market	11.48%	21.27%		16.49%	July 31, 1997
Micro-Cap Limited	-2.34%	12.77%		17.88%	June 30, 1998
Small-Cap Growth	5.31%			11.88%	October 31, 2003
Small-Cap Value	12.77%			16.36%	October 31, 2003
Large-Cap Growth	4.99%			7.76%	October 31, 2003
Large-Cap Value	18.52%			16.82%	October 31, 2003
Blue Chip 35 Index	15.42%	5.03%		6.37%	July 31, 1997
Balanced	6.65%	6.89%		5.80%	June 30, 2001

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

*Numbers highlighted in green indicate periods when the Fund out performed its primary benchmark.

i	www.Bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

January 31, 2007

Dear Fellow Shareholders,

The eleven Bridgeway Funds’ returns were mixed in the December quarter and calendar year 2006. Our best showing was from our “smallest fry” Ultra-Small Company Fund, which returned 12.19% in the quarter and 21.55% for the year. Very surprisingly, our worst performer was the Fund most similarly managed, Micro-Cap Limited Fund, demonstrating how different the returns of these two Funds can be in shorter time periods. Micro-Cap Limited Fund returned only 3.41% for the quarter and was our only Fund with a negative return for the calendar year, down 2.34%. (See the facing page for returns in the format required by the SEC.) Overall, this was a poor year for most of our quantitative models. As reflected in the returns to the left, we do not expect or even hope for market-beating returns every year, since our quantitative models are designed with longer-term performance in mind. Looking at the longer haul, eight of eleven Bridgeway Funds are beating their primary market benchmark since inception, and ten of eleven are beating their peer benchmarks since inception. While some may think we would be happy enough with this record, we never like lagging the market with any Fund since inception. Some “catch up” is in order with three of our younger Funds.

The recent market environment is most astonishing in what has not changed. In both the quarter and year, stocks of smaller size companies and more “value-oriented” ones (those which are priced cheaply based on some financial measures of worth) continue to lead the broader market. A turnaround toward larger and more growth-oriented stocks has been delayed another year, proving that even when things get “out of kilter” on a relative basis over a number of years, trends can always continue yet one more year. We present a brief discussion of the markets on page 2. Financial statements and notes begin on page 110.

In addition to performance, financial information, and market environment, we’d like to highlight several additional sections of this report. At Bridgeway, we like competition. In some prior years, in addition to market benchmarks, we’ve compared our performance to the recommended “picks” of a high profile rating agency. The analysis for 2006 is presented on page 3. Page 4 presents a discussion on “dollar weighted returns”, and what you can glean from this statistic.

As always, we appreciate your feedback. We take your comments seriously and discuss them regularly. Please keep your ideas coming—both favorable and critical. They are a vital tool in helping us serve you better.

Sincerely,

John Montgomery	Richard P. Cancelmo, Jr.

Elena Khoziaeva	Michael A. Whipple

Your investment management team

www.Bridgeway.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

The Short Version:  On the strength of the small company rally of the December quarter, 2006 was yet another year highly slanted toward small and value stocks. It might continue into 2007, but it’s gone on so long that the tide could shift quickly (in the direction of growth-oriented and large companies) when it does.

As you probably know, we don’t pay a lot of attention to market trends at Bridgeway. Our investment process looks the same in a bear or bull market, and we look at market trends primarily to explain what happened by way of looking in the rear view mirror.

After last quarter’s both positive and negative results across the style box (various “niches” of the market), each corner of the stock market achieved a welcome positive return for the December quarter as follows from Morningstar data:

What is most remarkable about the last quarter and year is really what didn’t change. By many measures, 2006 was the eighth year in a row that the smallest companies, which we define as “ultra-small” or those in the smallest “decile” of the market, have outperformed the largest companies, those in the top “decile,” according to data from the Center for Research in Security Prices (“CRSP”). Through the middle part of the year, our large blue chip stocks (especially Blue Chip 35 Index Fund) made a great comeback, only to be somewhat left behind by year end. The longest “small cap run” in the 80-year history of the CRSP database thus continues. It won’t continue forever, but there’s never a guarantee it won’t last one more year.

Like small stocks, “value” stocks have also had a great run in recent years. In fact, if you compare larger growth-oriented stocks to small value-oriented ones, this is the seventh year that the latter have beaten the former. This factor has not been good for the more growth-oriented of our models, especially those of Aggressive Investors 1 and 2, and Large Cap Growth and Small Cap Growth. Similar to small stocks, we think growth stocks will again have their day in the sun.

What to Conclude?  Before the last couple of years, the longest running period of small company dominance (outperformance relative to large stocks) was five years. This period has endured three years longer. Let’s consider three alternatives of what this might mean:

a. Large stocks just aren’t as good any more, and we can expect small company dominance to continue indefinitely.

2	Semi-Annual Report | December 31, 2006 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

b. This trend has obviously gone on too long and large (especially growth) stocks are relatively undervalued, so 2007 will be a large company dominated year.

c. There is conflicting evidence. A firm trend has been established and confirmed (annual small company dominance), and this particular trend has tended to persist historically. On the other hand, the pendulum has swung out very far to one side (in favor of smaller companies), and statistically it is “overdue” to “correct” back the other direction. Thus, there is no assurance either large or smaller stocks will dominate in 2007. But of course, one of them will.

Historically, there have been continual periods of large and small company dominated periods, and I expect that to continue into the future. Therefore, I strongly disagree with alternative (a) above, but I hear the argument for such persistent trends to continue, surprisingly frequently. Although personally I’m a contrarian at heart and believe the pendulum will swing back in favor of large companies at some time in the future, it may not be next year. A major market trend, such as we have experienced, can always theoretically go on for another year. So I reject alternative (b). That leaves us with alternative (c), which is not very helpful if you want to time the market. However, at Bridgeway we don’t believe in timing the market anyway, and I’ll live with the ambiguity of (and vote for a wishy-washy) alternative (c).

Bridgeway 4, Morningstar 7

The Short Version:  In 2006, the tide changed, and Morningstar’s “analyst picks” beat Bridgeway Funds in seven of eleven cases.

One of the arguments in favor of purchasing actively managed funds is the desire to have better than average returns. Usually, our Bridgeway Fund performance tables compare our returns to relevant market indexes. We think of indexes as “average,” but in fact we believe indexes have beaten roughly 80% of actively managed mutual funds over the long haul historically. So comparing our performance against indexes rather than the “average” mutual fund is actually a very high hurdle. Nevertheless, we’d still like to know that we don’t just beat the indexes or the average of our peers, but that we also beat the “predictably better” actively managed funds. After all, who wants an average doctor or teacher? We want superior ones. Likewise with mutual funds, we want to know how we stack up against other funds as chosen by an independent firm specializing in investment research.

Of course, the difficult part is identifying “best” funds up front, at the beginning of the performance period in question. For this purpose we turn to Morningstar, an independent Chicago-based firm, which publishes a list of fund “picks” selected by their analysts. We then look at how the performance of Bridgeway Funds compares with the average performance of these “best” funds. Thus, we pit the Bridgeway Funds in a given category against Morningstar’s candidates for best funds. Think of it as a friendly competition.

In 2006, the results of this competition shifted to Morningstar’s favor for the one-year period. The score was 4 to 7 in favor of Morningstar. The table below presents the results by category and Bridgeway Fund.

Bridgeway Funds		Morningstar Analyst “Picks”
Name	2006 Return	Morningstar Category	2006 Return
Large-Cap Value	18.52%	Large-cap value	17.85%
Blue Chip 35 Index	15.42%	Large-cap blend	14.59%
Large-Cap Growth	4.99%	Large-cap growth	6.48%
Aggressive Investors 1	7.11%	Mid-cap growth	10.15%
Aggressive Investors 2	5.43%	Mid-cap growth	10.15%
Small-Cap Value	12.77%	Small-Value	12.19%
Ultra-Small Co. Market	11.48%	Small Blend	13.36%
Ultra-Small Company	21.55%	Small-Growth	9.54%
Micro-Cap Limited	-2.34%	Small-Growth	9.54%
Small-Cap Growth	5.31%	Small-Growth	9.54%
Balanced	6.65%	Conservative Allocation	9.98%

www.Bridgeway.com	3

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Past performance is not an indicator of future results. The Bridgeway Funds’ adviser, Bridgeway Capital Management, Inc., does not have any influence on the selection of the funds chosen by Morningstar’s analysts. The number and specific funds used in the comparison are in the control and discretion of Morningstar and their analysts and are subject to change. Morningstar’s criteria for choosing Analyst Picks includes, but is not limited to, factors such as performance, expenses, and quality of fund management. In addition, the comparison of Bridgeway Funds to the Morningstar Analyst Picks is limited to performance only and does not take into consideration other factors that are considered by Morningstar when compiling their list of Analyst Picks.

Each Bridgeway Fund is compared to the average total return of the group of funds selected by Morningstar at the beginning of 2006 for the one year period ended December 31, 2006. Although these Analyst Picks changed from the beginning of the year to the final quarter, the same three out of four Bridgeway Funds beat the average of the end of year Morningstar picks as well. These averages in the table are comprised of between one and nine funds from within each category. In an effort to provide a complete and balanced assessment, all of the Bridgeway Funds are used in the comparison table shown above such that no attempt is made to cull out unfavorable results. The purpose of this comparison is to “raise the bar” on performance comparison as this analysis uses an arguably higher benchmark by comparing the Bridgeway Funds to other funds chosen by an independent source that specializes in investment research.

Preaching to the Choir about Statistics or Dollar-Weighted Returns

The Short Version:  Most of us have a pretty clear idea of what we mean by a fund’s returns. If $10,000 grows to $11,000, that’s a 10% return. Some press and advisers have begun talking more frequently about “dollar-weighted returns,” an interesting, if highly problematic, alternative statistic to measure the return of a fund. An important lesson learned from this analysis? Overall, it’s probably best to stick with a well-managed fund with an objective and strategy that meets your needs, rather than “jump in and out” of funds based on trailing favorable or unfavorable performance.

A “quant firm” is an investment management firm that focuses on statistics and models to pick stocks rather than reading analyst research reports, talking to management, conducting industry and competitive analysis, etc. We’re always interested in new industry statistics or numerical ways of representing something about our funds or industry. Every statistic has certain advantages and disadvantages. I need to warn you though, if numbers aren’t what interest you or if they give you a headache, you may want to skip this section.

One of the statistics on performance I’ve been interested in for a long time is called dollar-weighted returns. Generally, when we speak of the “total return” of a fund, we mean time-weighted returns, or the return a hypothetical investor would receive between two dates, assuming they reinvested dividends and made no additional investments or withdrawals. For example, you invest $10,000 on 12/31/05, the investment appreciates and is worth $11,000 on 12/31/06, then you have a 10.0% (time weighted) total return. But what if you invested an additional $500 on 3/31/06 and withdrew $1,000 on 9/1/06. The fund’s total return doesn’t change, but your personal actual total return probably does. That’s where dollar-weighted (also known as asset-weighted) returns come in. The dollar-weighted return weights (or emphasizes) more heavily the returns during the period of time when there were more assets in the fund. The reason they are attractive in theory is that these can be considered as the returns that the aggregate of actual investors actually received. That has a lot of appeal to me. For this reason, Morningstar has added dollar-weighted returns to the statistics that they report.

Unfortunately, two disadvantages of this statistic are 1) while it may be the average return of all shareholders, it still doesn’t relate to what you’d probably really like to know (your own actual individual return), and 2) since the difference between the fund’s time-weighted return and a dollar-weighted return is driven by the timing of investors’ purchases and withdrawals, the fund company has little impact on this. Or do they? Morningstar recently added dollar-weighted returns to their lineup of statistics. Morningstar’s Don Phillips makes the following argument:

4	Semi-Annual Report | December 31, 2006 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Fund companies don’t have complete control over how investors use their funds, but that doesn’t mean they can’t exercise any control. Fund companies can influence investor behavior through fund design, the timing of launches and closings, marketing efforts, and shareholder communications.

I’m reasonably persuaded by this argument, but even these factors won’t necessarily eliminate (and may not significantly narrow) the gap between time-weighted and dollar-weighted returns. Let’s look at Bridgeway’s record in each of these areas:

a. Fund design.  We have some very high octane funds (Aggressive Investors 1 and 2, Micro-Cap Limited, and Ultra-Small Company). If you think you might panic in a downturn or be tempted to invest more after an extended run, you should stay away from these funds. Our primary advice is don’t chase hot returns, including and especially ours. Know how volatile a given fund is likely to be, and invest in accordance with your risk tolerance and an asset allocation plan you have committed to writing. Even our “four corners funds” have higher short-term volatility (by some measures) than some of their peers. All our funds are intended for long-term investments. If you think you might be tempted to buy or sell on short-term whims or emotions, please look for lower volatility funds. Our lowest volatility fund is Bridgeway Balanced Fund, which seeks shorter term volatility equal to about 40% of the stock market. (You can find information on investment objective, risks and fees in our prospectus at www.bridgeway.com.)

b. Timing of fund launches.  One industry problem is that a sales-driven organization will launch a new fund in a hot sector, e.g., Internet stocks in 1999. Investors are eager to invest, but do so near the “top of the market,” and are ultimately disappointed. Bridgeway has never launched a fund in a “hot” segment.

c. Timing of fund closings.  Bridgeway has a stellar record in this department. We are known for closing small cap funds early. In 2003, we closed our Ultra-Small Company Market Fund at two-thirds the level we had anticipated, because the sector of ultra-small stocks was overheated and the money was coming in faster than we wanted. When things cooled down, we reopened it.

d. Marketing efforts.  We have a web site, and we work very hard on investor communications and education. Beyond that we do little marketing, and thus don’t use abusive marketing practices, like advertising the returns of (only) our best performing funds.

e. Shareholder communications.  This is one of the top three areas about which we get the most “kudos” from shareholders. We aim for honest, straight-forward, and educational communications.

Does this mean we have an excellent history with respect to dollar-weighted returns? The record is mixed. In our Aggressive Investors 2 Fund, for example, we outperformed the market in the first four years of our Fund’s history. During the same period, our dollar-weighted returns almost exactly matched our total fund returns. In the first year (2006) when we underperformed our benchmarks, however, our dollar-weighted returns significantly lagged our total fund return, indicating investors timed their purchases and sells poorly.

In conclusion, I think the statistic is interesting, but fund companies are only partially responsible for the timing of their shareholders’ purchases and redemptions. Even though we work very hard at the items on the list above, we still see some shareholders making buy and sell decisions at relatively poor times. Obviously, if you are still a shareholder after 2006, I’m preaching to the choir and you probably don’t have the problem of chasing hot returns (or at least if you got in after a “runup,” you stuck with us through our relatively poor short-term performance in mid-2006). Over the next decade, I hope to see many more investors just like you. We don’t want to be a vehicle through which people end up with returns poorer than the time-weighted returns we generate.

www.Bridgeway.com	5

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Interesting Reactions

The Short Version:  As long as we keep “cranking the models,” we don’t get significantly distracted with respect to investment results.

We received a small number of interesting reactions to our underperformance in the September quarter among our actively managed accounts, which I will paraphrase into three groups. If you didn’t read our rather extensive explanations of third quarter results, they are available at www.bridgeway.com. I’ve put these comments into three categories:

a. “Eyes off the ball.”  One interesting concern expressed is that Bridgeway’s interest in charitable service and mission, along with the death of one of our Foundation staff members caused us to “take our eyes off the ball” of our primary task of picking stocks. It is a most interesting and surprising comment to me, in that the only way to figuratively take your eyes off the ball with our investment management process would be to stop maintaining (“running”) our quantitative models. We didn’t at any point last year stop running models. One great thing about our quantitative process is that it takes all the emotion out of the process.

b. “Elena’s three-month leave.”  Another question was, “Were you hamstrung by Elena’s absence?” If any of the investment management team is on vacation or out, we have backup plans and capabilities to continue to run the models. In this case, a team member was on maternity leave, which we obviously knew about (and made detailed plans for) months ahead of time. As leave time goes, this was an easy one. We missed Elena, but we didn’t stop running the models. Actually, I really appreciate this question because it emphasizes the very significant contribution of our other team members and that the success of our group is less and less dependent on me.

c. “It’s too bad that this was only a couple of quarters of underperformance.”  It would be much healthier for Bridgeway and your shareholders if it were a couple of years of underperformance; then it would flush out the people that shouldn’t be in the funds to begin with.” By way of disclosure, this comment was from my brother, who is both a substantial Fund shareholder and a member of the advisory firm’s board of directors. Also, a bit amusing as a comment, but I honestly can’t argue with the logic of it.

In conclusion, it’s true that I don’t like underperforming the market in any reporting period, including a quarter or a year. But since our investment philosophy is to concentrate on long-term performance (at least three years and longer) and our models are calibrated over longer periods of time, my statistical view is that shorter time periods, while they may contribute helpful data points about the short-term riskiness of our funds, they do not contribute significant information about the effectiveness of our investment management process.

Another Instance of Timing the Market

At the opposite end of the spectrum from selling on a downturn is not buying while waiting for a better opportunity. Consider this text from a shareholder’s letter to Bridgeway:

Unfortunately, the national debt, the trade balance, the war, the oil problem, the yield curve and the further tightening of interest rates has been a cause for me to, at least temporarily, delay taking advantage of your offerings.

When I hear statements like this, I think, “so he wants to wait for all these things to be going simultaneously well, at which point the market will be undoubtedly higher?” That sounds like a formula for buying high, or worse (and I’ve actually seen this), missing the boat all together. Personally, I don’t have faith in any professional or individual investor calling this correctly, except by luck. If our Funds are too risky when times are difficult, they are probably all the more so when times are good.

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Bridgeway Aggressive Investors 1 Fund

MANAGER’S COMMENTARY

(Unaudited)

January 31, 2007

Dear Fellow Aggressive Investors 1 Fund Shareholder,

Our Fund was up 7.88% in the December quarter compared to a gain of 6.70% for our primary benchmark, the S&P 500 Index and 5.46% for our peer benchmark, the Lipper Capital Appreciation Funds Index. Small stocks made a strong finish to extend an eighth year of dominance over large stocks. In this environment, the Russell 2000 Index was up a stronger 8.90% for the December quarter. Overall, it was a good quarter.

The Fund’s December quarter return was not nearly enough to make up for the lagging performance in the prior quarters, however, and our calendar year returns lagged our benchmarks as presented in the table below. The calendar year return was a dismal 7.11%, compared to a gain of 15.79% for our primary benchmark, the S&P 500 Index and 10.53% for our peer benchmark, the Lipper Capital Appreciation Funds Index.

Our poor showing was the result of poor performance across four of our five models and an unusual market environment that did not reward the favorable reports of some of our stocks, while pummeling our stocks with unfavorable reports. It was also the first calendar year since 1998 that we underperformed our primary market benchmark.

The table below presents our December quarter, one-year, five-year, ten-year and life-to-date financial results according to the formula required by the SEC. A graph of quarterly performance for the past ten years appears at the top of the following page.

	Dec. Qtr. 10/1/06 to 12/31/06	1 Year 1/1/06 to 12/31/06	5 Year 1/1/02 to 12/31/06	10 Year 1/1/97 to 12/31/06	Life-to-Date 8/5/94 to 12/31/06

Aggressive Investors 1 Fund	7.88%	7.11%	11.76%	18.53%	20.40%
S&P 500 Index (large companies)	6.70%	15.79%	6.19%	8.41%	11.49%
Russell 2000 Index (small companies)	8.90%	18.37%	11.39%	9.44%	11.37%
Lipper Capital Appreciation Funds Index	5.46%	10.53%	5.78%	6.86%	9.34%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index, that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2006, Aggressive Investors 1 Fund ranked 232nd of 354 capital appreciation funds for 2006, 23rd of 242 over the last five years, 2nd of 113 over the last ten years, and 1st of 68 since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

8	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Growth of $10,000 Invested in Aggressive Investors 1 Fund and Indexes from 1/1/97 to 12/31/06

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Of our Fund’s 71 holdings, 10 had better than 20% return for the December quarter, and only 3 were down more than 20%. Companies in the technology sector (semiconductor, software, and computers industries) added the most to performance, although only one, Amkor Technology, made the top ten.

These are the ten best performers for the December quarter:

Rank	Description	Industry	% Gain
1	Amkor Technology, Inc.	Semiconductors	59.2%
2	Tenaris SA	Iron/Steel	41.0%
3	Ceradyne, Inc.	Misc. Manufacturing	37.5%
4	CROCS, Inc.	Apparel	27.3%
5	Cleveland-Cliffs, Inc.	Iron/Steel	27.1%
6	Administaff, Inc.	Commercial Services	26.9%
7	Dobson Communications Corp.	Telecommunications	24.1%
8	McDermott International, Inc.	Engineering & Construction	21.7%
9	ConocoPhillips	Oil & Gas	20.9%
10	Marathon Oil Corp.	Oil & Gas	20.3%

Last quarter, I promised an update on our worst performer, Amkor Technology. At the time, I didn’t know just how interesting the story would get. Amkor is a leading provider of advanced semiconductor assembly and test services. As you may recall, through the summer and early fall, the company was fraught with problems that seemed to be one domino of bad news falling after another: the company warning of slowing growth rates, the SEC looking into option award practices, delays in filing its 10Q financial statements with the federal government pending the results of the stock option inquiry, threat of stock exchange delisting, announcement of likely restated financial results from the options probe, probable non-compliance with lending requirements (bondholder covenants) due to the delayed filings, and the specter of bankruptcy should the bondholders accelerate bond payment. On top of all this, the market environment was very unfriendly to this kind of stock, and for all these reasons, the stock price was pummeled. It would seem things just couldn’t get worse. (Things can always get worse.) In the midst of all this bad news, the company continued to report favorable underlying economic results. At the lower price, one of our models still liked the stock. This is where the advantage of quantitative investing comes into play—taking all the emotion out of the process. During the September quarter, we took a rather unusual action in the area of risk management (and cash management) in the Fund. We bought call options on the stock and shortly thereafter trimmed our position in the stock itself. This had the net effect of allowing us to participate in the stock’s recovery (should that happen), while providing some downside protection (as compared to owning the equivalent shares of the stock). And recover it did in the December quarter. Amkor had started out the September quarter at a price

www.Bridgeway.com	9

Bridgeway Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

of $9.46 and ended that quarter at $5.15. Thereafter, much of the “bad news” unwound as more facts came to light. The company reported another quarter of good financial results. The stock option inquiry exonerated all current members of management. Prior financials were restated, and the company was able to make their financial filings. The bondholders dropped their threat of accelerated payments, and the threat of bankruptcy filings vanished. With help from the market recovery in the fourth quarter, the stock price recovered to $9.34 at December quarter end. The net result to Aggressive Investors 1 shareholders? We decreased risk in Amkor by buying calls and selling a portion of our stock, and we participated in the stock price recovery. Combining our stock and call option positions, Amkor contributed a full 1.0% to our December quarter performance, significant for a single holding.

Although Amkor was our largest gainer for the quarter, McDermott International added almost as much (0.9%) to December quarter returns. Founded in 1923 in Bridgeway’s hometown of Houston, Texas, McDermott International, Inc., through its subsidiaries, operates as an energy services company worldwide. It operates in three segments: Marine Construction Services, Government Operations, and Power Generation Systems. Since our original purchase in the fall of 2005, it has been a steady performer for the Fund. Third quarter reports of higher earnings, revenues and operating income resulted in a 13% share price boost.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  For a number of our stocks, December quarter price movements were nearly a mirror image of the prior quarter. Three of the worst performers in the December quarter were among the best stocks in the September quarter: Motorola, Gymboree and Steven Madden. OM Group cost us the most in performance—a little more than a half percent. As losers go, it wasn’t a bad list.

These are the ten stocks that performed the worst in the December quarter:

Rank	Description	Industry	% Loss
1	LifeCell Corp.	Biotechnology	-24.5%
2	Corning, Inc.	Telecommunications	-23.4%
3	OM Group, Inc.	Chemicals	-20.0%
4	Motorola, Inc.	Telecommunications	-16.4%
5	Archer-Daniels-Midland Co.	Agriculture	-15.9%
6	EGL, Inc.	Transportation	-15.3%
7	TXU Corp.	Electric	-13.3%
8	Encore Wire Corp.	Electrical Compo & Equip	-11.2%
9	Gymboree Corp.	Apparel	-9.5%
10	Steven Madden Ltd.	Apparel	-8.7%

LifeCell Corporation engages in the development and marketing of human-derived tissue-based products for use in reconstructive, orthopedic, and urogynecologic surgical procedures to repair soft tissue defects. In late October, the company announced negative news on third quarter results. Even though earnings went from $2.5 million and 7 cents a share last year to $5.1 million and 15 cents a share this year, it had targeted 16 cents a share. You would think that investors would be happy with such an increase; however, LifeCell also lowered fourth quarter revenue and earnings projections, signaling a slow down in sales growth. Shares tumbled almost 25% on the news. We sold our position before quarter end.

Motorola, our third best performer in the September quarter, dropped to fourth worst this quarter. Cell phone competition has been fierce, not only with Nokia and Samsung, but also from its own Krzr, the new version of the popular slim phone, Razr, which has sold more than 50 million units world-wide (including the one I bought my wife last year). After announcing in mid-October that third quarter revenues fell short of expectations and that earnings fell 45% year-over-year, its share price fell 11% over the next few days. Nevertheless, the model that picked this stock still liked it enough to hold through quarter end.

10	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Although eight out of ten of the stocks below had better than 50% return, they were not enough to pull us ahead of our benchmarks for the calendar year.

These are the ten best performers for the calendar year:

Rank	Description	Industry	% Gain
1	Tenaris SA	Iron/Steel	117.9%
2	Nutri/System, Inc.	Internet	76.0%
3	BellSouth Corp.	Telecommunications	67.5%
4	CROCS, Inc.	Apparel	65.3%
5	Hansen Natural Corp.	Beverages	63.6%
6	McDermott International, Inc.	Engineering & Construction	63.1%
7	BMC Software, Inc.	Software	55.0%
8	NS Group, Inc.	Metal Fabricate/Hardware	53.9%
9	WESCO International, Inc.	Distribution/Wholesale	40.6%
10	AT&T, Inc.	Telecommunications	40.3%

Oil and gas companies world wide continue to increase their exploration and production spending in response to generally sustained high oil and gas prices. Our biggest gainer for the calendar year, Tenaris SA, has had a steady corresponding increase in demand for its products. Based in Luxembourg, the company manufactures seamless steel tubing in a number of countries, including Argentina, Brazil, Canada, Italy, Japan, Mexico and Venezuela. Its annual earnings growth rate over the past five years has been a huge 75.12%. Good third quarter results added fuel to rising share price, including a more than two-fold return for our Fund.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Five of the ten worst performers for the calendar year were in the industrial sector (electronics, building materials and transportation sectors).

These are the ten worst-performing stocks for the calendar year:

Rank	Description	Industry	% Loss
1	Plexus Corp.	Electronics	-52.4%
2	American Science & Eng., Inc.	Electronics	-45.4%
3	Zoran Corp.	Semiconductors	-40.8%
4	Eagle Materials, Inc.	Building Materials	-39.3%
5	Brightpoint, Inc.	Distribution/Wholesale	-37.7%
6	USG Corp.	Building Materials	-36.1%
7	EGL, Inc.	Transportation	-34.2%
8	Advanced Micro Devices, Inc.	Semiconductors	-33.9%
9	Volt Information Sciences, Inc.	Commercial Services	-26.2%
10	Carpenter Technology Corp.	Iron/Steel	-25.9%

There were no industry-related negative trends for these stocks. Nevertheless, although most of these companies have been good performers for the Fund at various times, they all “hit the skids” together, mostly in the early May through mid-September period. Is this just a fluke or was there a common statistical theme underlying their poor performance? From a statistical standpoint, it is too short a time period and too small a sample to draw any such conclusion (though part of our ongoing research seeks to determine the answer to such questions).

www.Bridgeway.com	11

Bridgeway Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2006

Three of the largest holdings for the December quarter: BMC Software, McDermott International and Big Lots, were in the top quartile of performers, adding almost two and a half percentage points to our return. The top ten holdings represented 39.0% of net assets, higher than the average of domestic equity funds (35%), but slightly lower than the average aggressive growth fund (40%), according to data from Morningstar.

Rank	Description	Industry	Percent of Net Assets
1	BMC Software, Inc.	Software	5.6%
2	McDermott International, Inc.	Engineering & Construction	5.1%
3	Big Lots, Inc.	Retail	4.6%
4	Cephalon, Inc.	Pharmaceuticals	4.0%
5	Dillard’s, Inc.	Retail	3.8%
6	Digene Corp.	Biotechnology	3.7%
7	Tesoro Corp.	Oil & Gas	3.3%
8	Nutri/System, Inc.	Internet	3.2%
9	AT&T, Inc.	Telecommunications	3.1%
10	Cognizant Tech. Solutions Corp.	Computers	2.6%

			39.0%

Industry Sector Representation as of December 31, 2006

Consumer, cyclical was the largest sector representative at the end of the December quarter and also the sector in which we were most over weighted compared to the market—very slightly to our advantage. The Fund was most underweighted in the financial sector—very slightly to our disadvantage.

	% of Net Assets	% S&P 500 Index	Difference
Basic Materials	6.9%	2.9%	4.0%
Communications	15.1%	11.6%	3.5%
Consumer, Cyclical	19.1%	8.3%	10.8%
Consumer, Non-cyclical	14.4%	19.9%	-5.5%
Energy	11.4%	9.9%	1.5%
Financial	11.3%	22.2%	-10.9%
Industrial	8.8%	11.1%	-2.3%
Technology	12.5%	10.6%	1.9%
Utilities	0.9%	3.5%	-2.6%
Cash	-0.4%	0.0%	-0.4%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

12	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Aggressive Investors 1 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information. For questions or other Fund information, call 1-800-661-3550 or visit the Fund’s website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. This Fund remains open only to current investors as we seek to keep the nimbleness that has fared very well over the long haul. As always, we appreciate your feedback.

Sincerely,

John Montgomery

www.Bridgeway.com	13

Bridgeway Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 100.53%
Apparel - 6.32%
	CROCS, Inc.*+	145,400	$6,281,280
	Guess?, Inc.*	129,000	8,182,470
	Gymboree Corp.*	253,000	9,654,480

			24,118,230

Auto Manufacturers - 1.00%
	General Motors Corp.+	124,900	3,836,928

Banks - 1.34%
	US Bancorp+	141,000	5,102,790

Biotechnology - 5.41%
	Digene Corp.*	292,300	14,007,016
	Illumina, Inc.*+	168,600	6,627,666

			20,634,682

Chemicals - 3.24%
	Albemarle Corp.	117,000	8,400,600
	OM Group, Inc.*	87,400	3,957,472

			12,358,072

Commercial Services - 1.09%
	Administaff, Inc.	97,400	4,165,798

Computers - 3.68%
	Cognizant Technology Solutions Corp.*	129,900	10,023,084
	Research In Motion Ltd.*	31,400	4,012,292

			14,035,376

Distribution/Wholesale - 1.95%
	WESCO International, Inc.*	126,400	7,433,584

Diversified Financial Services - 8.18%
	First Marblehead Corp.+	78,000	4,262,700
	Goldman Sachs Group, Inc.+	49,500	9,867,825
	Merrill Lynch & Co., Inc.+	92,400	8,602,440
	Morgan Stanley	104,300	8,493,149

			31,226,114

Electric - 0.89%
	TXU Corp.	62,700	3,398,967

Engineering & Construction - 5.16%
	McDermott International, Inc.*	387,000	19,682,820

Insurance - 0.56%
	WR Berkley Corp.+	61,850	2,134,442

Industry	Company	Shares	Value

Internet - 3.24%
	Nutri/System, Inc.*+	195,000	$12,361,050

Iron/Steel - 3.71%
	Cleveland-Cliffs, Inc.+	107,800	5,221,832
	Tenaris SA**	179,000	8,930,310

			14,152,142

Machinery - Construction & Mining - 1.22%
	Joy Global, Inc.+	96,350	4,657,559

Media - 1.19%
	Comcast Corp.*+	102,900	4,309,452
	Idearc, Inc.*	7,850	224,903

			4,534,355

Miscellaneous Manufacturing - 2.39%
	Ceradyne, Inc.*	90,300	5,101,950
	Freightcar America, Inc.+	72,800	4,036,760

			9,138,710

Oil & Gas - 7.52%
	Chesapeake Energy Corp.+	102,800	2,986,340
	ConocoPhillips	121,300	8,727,535
	Marathon Oil Corp.	46,000	4,255,000
	Tesoro Corp.	193,400	12,719,918

			28,688,793

Oil & Gas Services - 3.94%
	Dril-Quip, Inc.*	96,800	3,790,688
	Oceaneering International, Inc.*	100,100	3,973,970
	Tetra Technologies, Inc.*+	283,600	7,254,488

			15,019,146

Pharmaceuticals - 7.92%
	Bristol-Myers Squibb Co.+	174,300	4,587,576
	Cephalon, Inc.*	216,100	15,215,601
	Gilead Sciences, Inc.*	58,800	3,817,884
	Merck & Co., Inc.	151,200	6,592,320

			30,213,381

Retail - 9.84%
	Big Lots, Inc.*	770,100	17,650,692
	Dillard’s, Inc.+	410,600	14,358,682
	Kohl’s Corp.*+	80,800	5,529,144

			37,538,518

14	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Aggressive Investors 1 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Savings & Loans - 1.20%
	Washington Mutual, Inc.+	101,100	$4,599,039

Semiconductors - 1.90%
	Amkor Technology, Inc.*	774,700	7,235,698

Software - 6.98%
	BMC Software, Inc.*	660,000	21,252,000
	Oracle Corp.*	315,200	5,402,528

			26,654,528

Telecommunications - 10.66%
	AT&T, Inc.+	327,300	11,700,975
	BellSouth Corp.	128,300	6,044,213
	BT Group PLC**	78,600	4,707,354
	Corning, Inc.*	209,000	3,910,390
	Dobson Communications Corp.*	594,500	5,178,095
	Motorola, Inc.+	160,800	3,306,048
	Verizon Communications, Inc.	157,000	5,846,680

			40,693,755

Transportation - 0.00%#
	Kirby Corp.*	20	683

TOTAL COMMON STOCKS			383,615,160

(Cost $308,954,790)

TOTAL INVESTMENTS - 100.53%			$383,615,160
(Cost $308,954,790)
Liabilities in Excess of Other Assets - (0.53)%			(2,038,336)

NET ASSETS - 100.00%			$381,576,824

*	Non Income Producing Security
**	ADR - American Depositary Receipt
#	Less than 0.005% of Net Assets
+	This security or a portion of the security is out on loan at December 31, 2006. Total loaned securities had a market value of $109,170,543 at December 31, 2006.

See Notes to Financial Statements.

www.Bridgeway.com	15

Bridgeway Aggressive Investors 2 Fund

MANAGER’S COMMENTARY

(Unaudited)

January 31, 2007

Dear Fellow Aggressive Investors 2 Fund Shareholder,

Our Fund had a positive return of 7.26% in the December quarter, compared with 6.70% for the S&P 500 Index and 5.46% for our peer benchmark, the Lipper Capital Appreciation Funds Index. Small stocks made a strong finish to extend an eighth year of dominance over large stocks. In this environment, the Russell 2000 Index was up a strong 8.90% for the December quarter. Overall, it was a good quarter.

The Fund’s December quarter return was not nearly enough to make up for the lagging performance in the prior quarters, however, and our calendar year returns lagged our benchmarks as presented in the table below. The calendar year return was a dismal 5.43%, compared to a gain of 15.79% for our primary benchmark, the S&P 500 Index and 10.53% for our peer benchmark, the Lipper Capital Appreciation Funds Index.

Our poor showing was the result of poor performance across four of our five models and an unusual market environment that did not reward the favorable reports of some of our stocks, while pummeling our stocks with unfavorable reports. It was the first time in the five calendar year history of our Fund that we underperformed the S&P 500 Index.

The table below presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. A graph of quarterly performance since inception appears on the following page.

	Dec. Qtr. 10/1/06 to 12/31/06	1 Year 1/1/06 to 12/31/06	5 Year 1/1/02 to 12/31/06	Life-to-Date 10/31/01 to 12/31/06

Aggressive Investors 2 Fund	7.26%	5.43%	11.13%	11.61%
S&P 500 Index (large companies)	6.70%	15.79%	6.19%	7.69%
Russell 2000 Index (small companies)	8.90%	18.37%	11.39%	13.93%
Lipper Capital Appreciation Funds Index	5.46%	10.53%	5.78%	7.60%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested, while the Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the aggregate record of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2006, Aggressive Investors 2 Fund ranked 266th of 354 capital appreciation funds for 2006, 27th of 242 for the past five years and 53rd of 241 such funds since inception in October, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

16	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Growth of $10,000 Invested in Aggressive Investors 2 Fund and Indexes from 10/31/01 (inception) to 12/31/06

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Of the 89 holdings at the end of the December quarter, 14 had returns greater than 20%, and only 4 had returns down 20% or more. Companies in communications and technology were bright spots, together adding about 3% to return.

These are the ten best performers for the December quarter:

Rank	Description	Industry	% Gain
1	Amkor Technology, Inc.	Semiconductors	64.0%
2	Tenaris SA	Iron/Steel	41.0%
3	Ceradyne, Inc.	Miscellaneous Manufacturing	37.5%
4	CDC Corp. Class A	Internet	33.4%
5	CROCS, Inc.	Apparel	27.3%
6	Cleveland-Cliffs, Inc.	Iron/Steel	27.1%
7	Administaff, Inc.	Commercial Services	26.9%
8	DIRECTV Group, Inc.	Media	26.7%
9	Dobson Communications Corp.	Telecommunications	24.1%
10	McDermott International, Inc.	Engineering & Construction	21.7%

Last quarter, I promised an update on our worst performer, Amkor Technology. At the time, I didn’t know just how interesting the story would get. Amkor is a leading provider of advanced semiconductor assembly and test services. As you may recall, through the summer and early fall, the company was fraught with problems that seemed to be one domino of bad news falling after another: the company warning of slowing growth rates, the SEC looking into option award practices, delays in filing its 10Q financial statements with the federal government pending the results of the stock option inquiry, threat of stock exchange delisting, announcement of likely restated financial results from the options probe, probable non-compliance with lending requirements (bondholder covenants) due to the delayed filings, and the specter of bankruptcy should the bondholders accelerate bond payment. On top of all this, the market environment was very unfriendly to this kind of stock, and for all these reasons the stock price was pummeled. It would seem things just couldn’t get worse. (Things can always get worse.) In the midst of all this bad news, the company continued to report favorable underlying economic results. At the lower price, one of our models still liked the stock. This is where the advantage of quantitative investing comes into play—taking all the emotion out of the process. During the September quarter, we took a rather unusual action in the area of risk management (and cash management) in the Fund. We bought call options on the stock and shortly thereafter trimmed our position in the stock itself. This had the net effect of allowing us to participate in the stock’s recovery (should that happen), while providing some downside protection (as compared to owning the equivalent shares of the stock). And recover it did in the December quarter. Amkor had started out the September quarter at a price

www.Bridgeway.com	17

Bridgeway Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

of $9.46 and ended that quarter at $5.15. Thereafter, much of the “bad news” unwound as more facts came to light. The company reported another quarter of good financial results. The stock option inquiry exonerated all current members of management. Prior financials were restated, and the company was able to make their financial filings. The bondholders dropped their threat of accelerated payments, and the threat of bankruptcy filings vanished. With help from the market recovery in the fourth quarter, the stock price recovered to $9.34 at December quarter end. The net result to Aggressive Investors 2 shareholders? We decreased risk in Amkor by buying calls and selling a portion of our stock, and we participated in the stock price recovery. Combining our stock and call option positions, Amkor contributed 0.8% to our December quarter performance, significant for a single holding.

Although Amkor was our largest gainer for the quarter, McDermott International added more to performance (0.9%). Founded in 1923 in Bridgeway’s hometown of Houston, Texas, McDermott International, Inc., through its subsidiaries, operates as an energy services company worldwide. It operates in three segments: Marine Construction Services, Government Operations, and Power Generation Systems. Since our original purchase in the fall of 2005, it has been a steady performer for the Fund. Third quarter reports of higher earnings, revenues and operating income resulted in a 21.7% share price boost.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  For a number of our stocks, December quarter price movements were nearly a mirror image of the prior quarter. Two of the worst performers in the December quarter were among the best stocks in the September quarter: NovAtel and Motorola. OM Group cost us the most in performance—more than a half percent. As losers go, it wasn’t a bad list.

These are the ten stocks that performed the worst in the December quarter:

Rank	Description	Industry	% Loss
1	LifeCell Corp.	Biotechnology	-26.3%
2	Encore Wire Corp.	Electrical Compo & Equip	-25.0%
3	Corning, Inc.	Telecommunications	-23.4%
4	Aspreva Pharmaceuticals Corp.	Pharmaceuticals	-20.9%
5	OM Group, Inc.	Chemicals	-19.1%
6	Motorola, Inc.	Telecommunications	-17.8%
7	Archer-Daniels-Midland Co.	Agriculture	-16.3%
8	EGL, Inc.	Transportation	-14.6%
9	TXU Corp.	Electric	-13.3%
10	NovAtel, Inc.	Electronics	-13.1%

What happened to NovAtel and Motorola? At the end of October, although NovAtel posted almost double third quarter profit from a year ago, it missed Wall Street expectations, and the price dropped 15%. It has recovered somewhat since then, and we continue to hold. Motorola, our fourth best performer in the September quarter, dropped to sixth worst this quarter. Cell phone competition has been fierce, not only with Nokia and Samsung, but also from its own Krzr, the new version of the popular slim phone, Razr, which has sold more than 50 million units world-wide (including the one I bought my wife last year). After announcing in mid-October that third quarter revenues fell short of expectations and that earnings fell 45% year-over-year, its share price fell 11% over the next few days. Nevertheless, the model that picked this stock liked it enough to hold through quarter end.

LifeCell Corporation engages in the development and marketing of human-derived tissue-based products for use in reconstructive, orthopedic, and urogynecologic surgical procedures to repair soft tissue defects. In late October, the company announced negative news on third quarter results. Even though earnings went from $2.5 million and 7 cents a share last year to $5.1 million and 15 cents a share this year, it had targeted 16 cents a share. You would think that investors would be happy with such an increase; however, LifeCell also lowered fourth quarter revenue and earnings projections, signaling a slow down in sales growth. Shares tumbled almost 25% on the news. We sold our position before quarter end.

18	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Although five out of ten of the stocks below had better than 50% return, they were not enough to pull us ahead of our benchmarks for the calendar year.

These are the ten best performers for the calendar year:

Rank	Description	Industry	% Gain
1	Tenaris SA	Iron/Steel	117.9%
2	BellSouth Corp.	Telecommunications	73.8%
3	CROCS, Inc.	Apparel	60.5%
4	NS Group, Inc.	Metal Fabricate/Hardware	53.9%
5	BMC Software, Inc.	Software	52.0%
6	DIRECTV Group, Inc.	Media	49.7%
7	AT&T, Inc.	Telecommunications	46.0%
8	McDermott International, Inc.	Engineering & Construction	45.2%
9	NovAtel, Inc.	Electronics	44.5%
10	Foundation Coal Holdings, Inc.	Coal	40.1%

Oil and gas companies world wide continue to increase their exploration and production spending in response to generally sustained high oil and gas prices. Our biggest gainer for the calendar year, Tenaris SA, has had a steady corresponding increase in demand for its products. Based in Luxembourg, the company manufactures seamless steel tubing in a number of countries, including Argentina, Brazil, Canada, Italy, Japan, Mexico and Venezuela. Its annual earnings growth rate over the past five years has been a huge 75.12%. Good third quarter results added fuel to rising share price, including a more than two-fold return for our Fund.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  The four worst-performing companies in the industrial sector (electronics, building materials and transportation industries) practically cancelled the performance of their three counterparts in the best performers for the calendar year. In addition, the three tech companies below more than offset BMC Software. Not a winning combination for us for 2006.

The stocks that performed worst for the calendar year:

Rank	Description	Industry	% Loss
1	Portalplayer, Inc.	Semiconductors	-60.3%
2	American Science & Eng., Inc.	Electronics	-49.7%
3	Advanced Micro Devices, Inc.	Semiconductors	-47.1%
4	Plexus Corp.	Electronics	-42.9%
5	Zoran Corp.	Semiconductors	-41.7%
6	Aspreva Pharmaceuticals Corp.	Pharmaceuticals	-38.0%
7	Brightpoint, Inc.	Distribution/Wholesale	-37.6%
8	Energy Partners Ltd.	Oil & Gas	-35.7%
9	Eagle Materials, Inc.	Building Materials	-34.9%
10	EGL, Inc.	Transportation	-31.1%

Aspreva is the only stock of the ten that we continued to hold after year end. Aspreva Pharmaceuticals Corporation provides drugs for patients living with less common diseases. Its CellCept product was approved in 1995 for the prevention of rejection of kidney, heart and liver transplants and was being tested for its effectiveness in treating myasthenia gravis, a disease characterized by chronic fatigue and muscular weakness, especially in the face and neck. When CellCept failed to meet its primary and secondary endpoints in the Phase III clinical trial, Aspreva’s shares sank 14.1% to $19.03. Although we have trimmed our position, we continue to hold.

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Bridgeway Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2006

Unfortunately, none of our largest holdings were ultra performers; however, only one was in negative performance territory. The top ten holdings represented 32.7% of net assets, below the average of both domestic equity funds (35%) and aggressive growth funds (40%), according to data from Morningstar.

Rank	Description	Industry	Percent of Net Assets
1	McDermott International, Inc.	Engineering & Construction	4.7%
2	Big Lots, Inc.	Retail	4.4%
3	BMC Software, Inc.	Software	4.0%
4	Cephalon, Inc.	Pharmaceuticals	3.8%
5	Dillard’s, Inc.	Retail	3.5%
6	Tetra Technologies, Inc.	Oil & Gas Services	2.6%
7	Illumina, Inc.	Biotechnology	2.5%
8	Goldman Sachs Group, Inc.	Diversified Finan Serv	2.5%
9	America Movil SAB de CV	Telecommunications	2.4%
10	Cognizant Tech. Solutions Corp.	Computers	2.3%

			32.7%

Industry Sector Representation as of December 31, 2006

Our significant underweighting in financial stocks compared to the market had a slightly negative effect in the quarter; strong stock selection nearly made up for fewer holdings. Fortunately, our overweighting and strong performance among technology stocks carried us into market-beating territory.

	% of Net Assets	% S&P 500 Index	Difference
Basic Materials	6.1%	2.9%	3.2%
Communications	11.9%	11.6%	0.3%
Consumer, Cyclical	18.0%	8.3%	9.7%
Consumer, Non-cyclical	12.2%	19.9%	-7.7%
Energy	15.6%	9.9%	5.7%
Financial	9.5%	22.2%	-12.7%
Industrial	11.5%	11.1%	0.4%
Technology	13.2%	10.6%	2.6%
Utilities	1.8%	3.5%	-1.7%
Cash	0.2%	0.0%	0.2%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

20	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Aggressive Investors 2 Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information. For questions or other Fund information, call 1-800-661-3550 or visit the Fund’s website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

Thank you for your continued investment in Aggressive Investors 2 Fund. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

www.Bridgeway.com	21

Bridgeway Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.90%
Apparel - 5.95%
	CROCS, Inc.*+	230,400	$9,953,280
	Guess?, Inc.*	190,400	12,077,072
	Gymboree Corp.*	337,400	12,875,184

			34,905,536

Auto Manufacturers - 0.97%
	General Motors Corp.+	184,300	5,661,696

Banks - 0.49%
	US Bancorp+	79,000	2,859,010

Biotechnology - 3.02%
	Amgen, Inc.*	44,500	3,039,795
	Illumina, Inc.*+	373,400	14,678,354

			17,718,149

Chemicals - 3.50%
	Albemarle Corp.	179,900	12,916,820
	OM Group, Inc.*	167,771	7,596,671

			20,513,491

Commercial Services - 0.45%
	Administaff, Inc.	62,100	2,656,017

Computers - 3.27%
	Cognizant Technology Solutions Corp.*	173,300	13,371,828
	Research In Motion Ltd.*	45,600	5,826,768

			19,198,596

Distribution/Wholesale - 1.52%
	WESCO International, Inc.*+	151,800	8,927,358

Diversified Financial Services - 7.73%
	First Marblehead Corp.+	113,850	6,221,903
	Goldman Sachs Group, Inc.+	73,300	14,612,355
	JPMorgan Chase & Co.	138,400	6,684,720
	Merrill Lynch & Co., Inc.+	56,800	5,288,080
	Morgan Stanley	153,600	12,507,648

			45,314,706

Electric - 0.85%
	TXU Corp.	92,500	5,014,425

Electronics - 2.99%
	Avnet, Inc.*	466,700	11,914,851
	NovAtel, Inc.*	141,300	5,637,870

			17,552,721

Industry	Company	Shares	Value

Engineering & Construction - 4.73%
	McDermott International, Inc.*	546,050	$27,772,103

Gas - 0.92%
	Energen Corp.	114,700	5,384,018

Insurance - 0.90%
	Selective Insurance Group	55,900	3,202,511
	WR Berkley Corp.+	59,950	2,068,874

			5,271,385

Internet - 2.32%
	CDC Corp.*+	864,200	8,209,900
	Nutri/System, Inc.*+	84,800	5,375,472

			13,585,372

Iron/Steel - 1.84%
	Cleveland-Cliffs, Inc.+	133,600	6,471,584
	Tenaris SA**+	86,500	4,315,485

			10,787,069

Machinery - Construction & Mining - 1.16%
	Joy Global, Inc.+	140,200	6,777,268

Media - 1.47%
	DIRECTV Group, Inc.*+	339,900	8,477,106
	Idearc, Inc.*	4,245	121,619

			8,598,725

Mining - 0.77%
	Alcoa, Inc.	151,100	4,534,511

Miscellaneous Manufacturers - 1.43%
	Ceradyne, Inc.*	61,567	3,478,536
	Freightcar America, Inc.+	89,000	4,935,050

			8,413,586

Oil & Gas - 6.42%
	Chesapeake Energy Corp.+	85,060	2,470,993
	ConocoPhillips	128,900	9,274,355
	EnCana Corp.	107,000	4,916,650
	Frontier Oil Corp.+	192,600	5,535,324
	Marathon Oil Corp.	66,500	6,151,250
	Tesoro Corp.+	69,300	4,557,861
	Unit Corp.*	98,200	4,757,790

			37,664,223

22	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Aggressive Investors 2 Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Oil & Gas Services - 9.19%
	Dril-Quip, Inc.*	278,600	$10,909,976
	Oceaneering International, Inc.*	286,620	11,378,814
	Schlumberger Ltd.+	122,200	7,718,152
	Swift Energy Co.*	186,500	8,357,065
	Tetra Technologies, Inc.*+	607,000	15,527,060

			53,891,067

Pharmaceuticals - 8.72%
	Aspreva Pharmaceuticals Corp.*	190,000	3,898,800
	Bristol-Myers Squibb Co.+	465,500	12,251,960
	Cephalon, Inc.*+	314,300	22,129,863
	Gilead Sciences, Inc.*	83,400	5,415,162
	Merck & Co., Inc.+	171,000	7,455,600

			51,151,385

Retail - 9.59%
	Big Lots, Inc.*+	1,128,200	25,858,344
	Dillard’s, Inc.+	591,600	20,688,252
	Kohl’s Corp.*+	141,500	9,682,845

			56,229,441

Savings & Loans - 0.45%
	Washington Mutual, Inc.+	58,000	2,638,420

Semiconductors - 4.00%
	Amkor Technology, Inc.*	1,114,300	10,407,562
	Varian Semiconductor Equipment Associates, Inc.*+	287,300	13,077,896

			23,485,458

Software - 5.93%
	BMC Software, Inc.*	733,400	23,615,480
	Informatica Corp.*	264,500	3,229,545
	Oracle Corp.*	464,500	7,961,530

			34,806,555

Industry	Company	Shares	Value

Telecommunications - 8.13%
	America Movil SAB de CV**	311,000	$14,063,420
	AT&T, Inc.+	163,600	5,848,700
	BellSouth Corp.	196,600	9,261,826
	BT Group PLC**	116,000	6,947,240
	Corning, Inc.*	180,200	3,371,542
	Dobson Communications Corp.*	327,600	2,853,396
	Motorola, Inc.+	106,400	2,187,584
	Verizon Communications, Inc.	84,900	3,161,676

			47,695,384

Transportation - 1.19%
	American Commercial Lines, Inc.*	106,200	6,957,162

TOTAL COMMON STOCKS			585,964,837

(Cost $518,625,696)

TOTAL INVESTMENTS - 99.90%			$585,964,837
(Cost $518,625,696)
Other Assets in Excess of Liabilities - 0.10%			605,644

NET ASSETS - 100.00%			$586,570,481

*	Non Income Producing Security
**	ADR - American Depositary Receipt
+	This security or a portion of the security is out on loan at December 31, 2006. Total loaned securities had a market value of $184,765,948 at December 31, 2006.

See Notes to Financial Statements.

www.Bridgeway.com	23

Bridgeway Ultra-Small Company Fund

MANAGER’S COMMENTARY

(Unaudited)

January 31, 2007

Dear Fellow Ultra-Small Company Fund Shareholder,

Our Fund was up 12.19% in the December quarter, compared to an 8.90% return for the Russell 2000 Index, 7.81% for our peer group, the Lipper Small-Cap Stock Funds Index, and 10.27% for our primary benchmark, the CRSP Cap-Based Portfolio 10 Index. It was a very good quarter.

For the calendar year 2006, we also had a “clean sweep.” Our Fund was up 21.55% for the full year, compared to 18.37% for the Russell 2000 Index, 14.66% for the Lipper Small-Cap Stock Funds Index, and 19.42% for the CRSP Cap-Based Portfolio 10 Index. Small stocks made a strong finish to extend a record-breaking eighth year of dominance over large stocks.

The table below presents the December quarter, one-year, five-year, ten-year and life-to-date performance of our Fund and benchmarks. A graph of quarterly performance appears for the past ten years at the top of the following page.

	Dec. Qtr. 10/1/06 to 12/31/06	1 Year 1/1/06 to 12/31/06	5 Year 1/1/02 to 12/31/06	10 Year 1/1/97 to 12/31/06	Life-to-Date 8/5/94 to 12/31/06

Ultra-Small Company Fund	12.19%	21.55%	24.80%	21.75%	22.68%
Lipper Small-Cap Stock Funds Index	7.81%	14.66%	9.91%	8.17%	10.72%
Russell 2000 Index (small companies)	8.90%	18.37%	11.39%	9.44%	11.37%
CRSP Cap-Based Port. 10 Index	10.27%	19.42%	22.19%	16.18%	16.67%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,729 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., for the period ended December 31, 2006, the Ultra-Small Company Fund ranked 5th of 66 micro-cap funds for the last twelve months, 1st of 59 such funds for the last five years, 2nd of 23 funds for ten years and 1st of 9 funds since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

24	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Growth of $10,000 Invested in Ultra-Small Company Fund and Indexes from 1/1/97 to 12/31/06

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Almost a quarter of our 109 stocks had better than 20% return for the December period. Four of the companies in the list below added more than 1% return to our quarterly performance—US Global Investors, iMergent, Allis-Chalmers Energy and Intevac. Interestingly, they represented four completely different industries.

These are the ten best-performing stocks for the December quarter:

Rank	Description	Industry	% Gain
1	US Global Investors, Inc.	Diversified Finan Services	173.4%
2	iMergent, Inc.	Internet	94.3%
3	Bolt Technology Corp.	Oil & Gas Services	66.5%
4	LB Foster Co.	Metal Fabricate/Hardware	61.3%
5	Allis-Chalmers Energy, Inc.	Oil & Gas Services	58.2%
6	Intevac, Inc.	Machinery-Diversified	54.5%
7	M&F Worldwide Corp.	Food	53.9%
8	DXP Enterprises, Inc.	Machinery-Diversified	46.3%
9	Midwest Air Group, Inc.	Airlines	41.7%
10	Bovie Medical Corp.	Healthcare-Products	35.1%

Similar to your Fund’s investment adviser, Bridgeway Capital Management, Inc., U.S. Global Investors provides mutual fund management services to institutions and individuals. The company primarily invests in early-stage or start-up businesses. Unlike Bridgeway, U.S. Global is publicly traded. It was started in 1968 in San Antonio, Texas and developed the first no load precious metals fund. Since then, it has expanded into a widely diversified range of investments as well as “gone public” with its management company. The stock price has had a steady upward trend since October, and after announcing plans in November for a stock split and a special dividend, the upward trend became even steeper. For our Fund, it was a case of a well-timed purchase and a great ride. As our seventh largest holding at the beginning of the quarter, the 173% price increase added a whopping 4% to our quarterly return. This demonstrates how just one top-performing ultra-small stock can really carry the return of our Fund. I love these little powerhouses. (Of course, the returns can go the other direction too.)

www.Bridgeway.com	25

Bridgeway Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

iMergent, Inc. provides e-commerce solutions to entrepreneurs and small businesses, which enables its customers to market and sell their business products or ideas via the Internet. In early November, the company announced outstanding third-quarter results: strong domestic sales, more than doubling revenue from the same period a year ago, net income went from a net loss of $5.5 million and ($0.45) per share to this year’s $2.3 million and $0.31 per share. More contracts, shorter delivery times, more workshops, high levels of customer service, quicker response times—they were running “on all cylinders.” Our model made a just-in-time pick early in the quarter, and we benefited from the good-news price increase through the quarter—to the tune of almost 2%.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Four companies in the tech sector (computers and semiconductors industries) landed on the list of worst performers, accumulating almost 1% of negative return.

These are the ten worst-performing stocks for the December quarter:

Rank	Description	Industry	% Loss
1	Datalink Corp.	Computers	-37.6%
2	Optimal Group, Inc.	Computers	-30.4%
3	Zones, Inc.	Retail	-30.1%
4	US Xpress Enterprises, Inc.	Transportation	-28.9%
5	Advanced Environmental Recycling Technology	Building Materials	-26.0%
6	Integral Systems, Inc./MD	Computers	-25.9%
7	Graham Corp.	Electrical Compo & Equip	-25.4%
8	Art Technology Group, Inc.	Internet	-22.8%
9	BTU International, Inc.	Semiconductors	-22.6%
10	United Retail Group, Inc.	Retail	-22.0%

Our purchase of iMergent (discussed above) just happened to be well-timed (although we don’t try to “time” the market), and our purchase of Datalink was just the opposite—at the absolute peak for the quarter. Datalink Corporation analyzes, designs, implements, and supports information storage infrastructures that store, protect, and provide continuous access to information, via area networks, network-attached storage, direct-attached storage, and IP-based storage, using hardware, software, and technical services. Shares fell 13% in mid-October after the company reported third quarter net earnings of $1.26 million, or 11 cents a share, disappointing Wall Street analysts who had forecast a range of 11 cents to 16 cents a share. Revenue rose to $33.2 million from $31.2 million a year ago but badly missed analysts’ expectations of $36 to $40 million. Zones, an online reseller of technology products, also had an October drop after announcing falling third quarter revenues. It was our best performing company in the September quarter. We continue to hold both companies.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Fourteen companies had better than 50% return for the calendar year, with three over 100%. Results like this make me feel like the man who dances and swings his arms around singing, “It’s my birthday, it’s my birthday,” until I realize that the models and our team, not me, deserve the cake.

26	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten best-performing stocks for the calendar year 2006:

Rank	Description	Industry	% Gain
1	US Global Investors, Inc.	Diversified Finan Services	250.6%
2	Ezcorp, Inc.	Retail	193.4%
3	Books-A-Million, Inc.	Retail	134.1%
4	Intevac, Inc.	Machinery-Diversified	96.6%
5	iMergent, Inc.	Internet	94.3%
6	Midwest Air Group, Inc.	Airlines	86.6%
7	Clean Harbors, Inc.	Environmental Control	68.0%
8	Allis-Chalmers Energy, Inc.	Oil & Gas Services	60.0%
9	Ladish Co, Inc.	Metal Fabricate/Hardware	56.9%
10	PW Eagle, Inc.	Miscellaneous Manufacture	56.0%

Ezcorp has been a steady performer for our Fund since late 2004. It operates pawn shops and payday loan stores. In early November this year, company officials announced that earnings from loans were better because of a recent increase in paid debt. The company opened 46 stores in the September quarter with plans for 100 more in fiscal 2007. Upon the news that earnings were 61 cents to 64 cents a share, above its earlier prediction of 43 to 46 cents, the stock price rose almost 20%. We trimmed our position to reign in our risk—a problem we enjoy solving.

Founded in 1917 in Alabama, Books-A-Million, Inc. is a retailer of bargain books with 173 superstores, 32 traditional stores and a brisk online business. It has been a steady performer for our Fund for a couple of years now. It has increased sales and cut its debt in half over the past year. However, strong competition from Barnes & Noble, Borders and Amazon could temper future results.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Four companies declined more than 50% for the calendar year; heavily represented were the personal care, health care and food industries in the consumer, non-cyclical sector. We continue to own only three of the worst-performing group: NeuroMetrix, Paragon Technologies and Datalink.

These are the ten worst-performing stocks for the calendar year 2006:

Rank	Description	Industry	% Loss
1	China Energy Savings Technology, Inc.	Electrical Compo & Equip	-93.2%
2	Parlux Fragrances, Inc.	Cosmetics/Personal Care	-60.5%
3	Cuisine Solutions, Inc.	Food	-52.1%
4	Somanetics Corp.	Healthcare-Products	-51.3%
5	Optimal Group, Inc.	Computers	-44.8%
6	Infosonics Corp.	Distribution/Wholesale	-43.9%
7	NeuroMetrix, Inc.	Healthcare-Products	-42.6%
8	Graham Corp.	Electrical Compo & Equip	-41.4%
9	Paragon Technologies, Inc.	Machinery-Diversified	-38.3%
10	Datalink Corp.	Computers	-37.6%

www.Bridgeway.com	27

Bridgeway Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

NeuroMetrix, Inc. is the only company of the ten worst performers for the calendar year that we continued to own on December 31. The company designs proprietary medical devices used to diagnose neuropathies, diseases of the nervous system. Their NC-stat System provides physicians the ability to diagnose patients with neuropathies at the point-of-service. Although financial results have been strong and generally above expectations, news that a number of insurers have said they would restrict reimbursement for use of the tests has resulted in a downward price movement. Although we have trimmed our position, we still have a small investment in the stock.

Top Ten Holdings as of December 31, 2006

Seven of the largest holdings were among the twenty best-performing companies for the December quarter. Six sectors were represented for a total of 34.2% of net assets.

Rank	Description	Industry	Percent of Net Assets
1	US Global Investors, Inc.	Diversified Finan Services	5.8%
2	Ezcorp, Inc.	Retail	4.9%
3	Intevac, Inc.	Machinery-Diversified	4.7%
4	Vaalco Energy, Inc.	Oil & Gas	3.1%
5	Allis-Chalmers Energy, Inc.	Oil & Gas Services	3.1%
6	NovAtel, Inc.	Electronics	2.8%
7	iMergent, Inc.	Internet	2.7%
8	Celadon Group, Inc.	Transportation	2.5%
9	Matrix Service Co.	Oil & Gas Services	2.4%
10	Dollar Financial Corp.	Commercial Services	2.2%

			34.2%

Industry Sector Representation as of December 31, 2006

Our largest sector representative, industrial, was also the sector most over weighted in comparison to our market index, which helped performance somewhat. Our under weighting in consumer, non-cyclical had only a slight negative effect.

Sector	% of Net Assets	% CRSP Portfolio 10 Index	Difference
Basic Materials	2.8%	2.9%	-0.1%
Communications	7.8%	10.3%	-2.5%
Consumer, Cyclical	15.9%	11.6%	4.3%
Consumer, Non-cyclical	10.4%	24.9%	-14.5%
Energy	13.7%	4.5%	9.2%
Financial	13.3%	23.2%	-9.9%
Industrial	28.7%	10.0%	18.7%
Technology	7.1%	9.4%	-2.3%
Utilities	0.0%	1.2%	-1.2%
Diversified	0.0%	2.0%	-2.0%
Cash	0.3%	0.0%	0.3%

Total	100.0%	100.0%

28	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Ultra-Small Company Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information. For questions or other Fund information, call 1-800-661-3550 or visit the Fund’s website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

Ultra-Small Company Fund remains closed to investors as we seek to keep the nimbleness that has fared well through the years. As always, we appreciate your feedback.

Sincerely,

John Montgomery

www.Bridgeway.com	29

Bridgeway Ultra Small Company Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.69%
Airlines - 1.73%
	Midwest Air Group, Inc.*	201,000	$2,311,500

Apparel - 0.29%
	Everlast Worldwide, Inc.*	23,000	391,000

Auto Parts & Equipment - 0.95%
	Spartan Motors, Inc.	83,400	1,266,012

Banks - 1.54%
	First Regional Bancorp*	5,700	194,313
	Greene County Bancshares, Inc.	18,200	723,086
	Intervest Bancshares Corp.*	32,900	1,132,089

			2,049,488

Biotechnology - 0.02%
	Repligen Corp.*	7,984	22,435

Building Materials - 0.28%
	International Aluminum Corp.	7,700	375,375

Chemicals - 2.81%
	ICO, Inc.*	237,500	1,339,500
	Landec Corp.*	98,000	1,054,480
	Pioneer Companies*	47,300	1,355,618

			3,749,598

Commercial Services - 4.12%
	CPI Corp.	54,000	2,510,460
	Dollar Financial Corp.*	107,200	2,986,592

			5,497,052

Computers - 2.03%
	Cray, Inc.*	119,000	1,413,720
	Datalink Corp.*	45,000	338,400
	Integral Systems, Inc.	22,781	527,836
	Synplicity, Inc.*	68,300	427,558

			2,707,514

Distribution - Wholesale - 0.99%
	Chindex International, Inc.*+	70,200	1,323,972

Diversified Financial Services - 6.87%
	Prospect Energy Corp.	79,700	1,365,261
	US Global Investors, Inc.+	115,900	7,794,275

			9,159,536

Electronics - 2.83%
	NovAtel, Inc.*	94,400	3,766,560

Industry	Company	Shares	Value

Engineering & Construction - 1.46%
	Goldfield Corp.*+	138,000	$164,220
	Sterling Construction Co., Inc.*	82,100	1,786,496

			1,950,716

Environmental Control - 1.64%
	Clean Harbors, Inc.*	45,200	2,188,132

Food - 2.13%
	Imperial Sugar Co.+	52,000	1,258,920
	M&F Worldwide Corp.*	60,000	1,515,600
	Overhill Farms, Inc.*	21,000	60,270

			2,834,790

Hand/Machine Tools - 0.15%
	K-Tron International, Inc.*	2,600	194,142

Healthcare - Products - 1.55%
	Angeion Corp.*+	104,400	1,276,812
	Bovie Medical Corp.*	30,000	272,100
	Neurometrix, Inc.*+	22,300	332,493
	Signalife, Inc.*	171,500	188,650

			2,070,055

Healthcare - Services - 2.57%
	Air Methods Corp.*	101,246	2,826,788
	Q-Med, Inc.*	4,900	22,540
	RadNet, Inc.*+	125,000	577,500

			3,426,828

Insurance - 4.91%
	American Physicians Capital, Inc.*	59,550	2,384,382
	Meadowbrook Insurance Group, Inc.*	180,000	1,780,200
	Mercer Insurance Group, Inc.	74,900	1,509,984
	Navigators Group, Inc.*	18,000	867,240

			6,541,806

Internet - 3.94%
	iMergent, Inc.*+	127,100	3,640,144
	TheStreet.com, Inc.	171,700	1,528,130
	Web.com, Inc.*	18,800	78,772

			5,247,046

Machinery - Diversified - 8.72%
	DXP Enterprises, Inc.*+	47,700	1,671,408
	Gerber Scientific, Inc.*	80,000	1,004,800
	Intevac, Inc.*	239,600	6,217,620

30	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Ultra Small Company Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Machinery - Diversified (continued)
	Kadant, Inc.*	82,100	$2,001,598
	Paragon Technologies, Inc.*	8,500	47,345
	Twin Disc, Inc.	19,300	685,150

			11,627,921

Media - 0.01%
	Regent Communication*	5,794	16,397

Metal Fabrication - Hardware - 5.10%
	AM Castle & Co.	83,600	2,127,620
	Ampco-Pittsburgh Corp.	39,100	1,309,068
	L.B. Foster Co.*	55,900	1,448,369
	Ladish Co., Inc.*	51,600	1,913,328

			6,798,385

Miscellaneous Manufacturers - 4.01%
	Core Molding Technologies, Inc.*	50,000	482,500
	GenTek, Inc.*	63,500	2,196,465
	PW Eagle, Inc.+	77,200	2,663,400

			5,342,365

Oil & Gas - 3.89%
	Arabian American Devices*	42,500	133,875
	Transglobe Energy Corp.*	174,600	874,746
	Vaalco Energy, Inc.*	619,800	4,183,650

			5,192,271

Oil & Gas Services - 9.80%
	Allis-Chalmers Energy, Inc.*	178,300	4,108,032
	Bolt Technology Corp.*	22,600	503,980
	Dawson Geophysical Co.*	40,200	1,464,486
	Matrix Service Co.*	200,800	3,232,880
	Metretek Technologies, Inc.*+	80,800	995,456
	TGC Industries, Inc.*	100,500	844,200
	Union Drilling, Inc.*	136,100	1,916,288

			13,065,322

Pharmaceuticals - 0.03%
	Point Therapeutics*	41,380	42,621

Retail - 11.89%
	Books-A-Million, Inc.	37,900	859,572
	Ezcorp, Inc.*	401,118	6,518,168
	Jewett-Cameron Trading*	19,300	265,375
	Mothers Work, Inc.*	56,500	2,225,535
	The Pantry, Inc.*+	21,200	993,008
	PC Connection, Inc.*	189,227	2,806,236
	United Retail Group, Inc.*	91,300	1,280,026
	Zones, Inc.*	120,800	902,376

			15,850,296

Industry	Company	Shares	Value

Semiconductors - 2.99%
	Trio-Tech Internatonal	107,500	$1,209,375
	Ultra Clean Holdings, Inc.*	224,700	2,775,045

			3,984,420

Software - 2.05%
	Convera Corp - Class A*	500	2,295
	Interactive Intelligence, Inc.*	77,700	1,742,034
	Opnet Technologies, Inc.*	68,000	982,600

			2,726,929

Telecommunications - 3.86%
	Anaren, Inc.*	61,600	1,094,016
	Knology, Inc.*	149,600	1,591,744
	SAVVIS, Inc.*	48,333	1,725,971
	US Lec Corp. - Class A*+	79,300	738,283

			5,150,014

Transportation - 4.53%
	Celadon Group, Inc.*	200,250	3,354,188
	US Xpress Enterprises, Inc.*	162,800	2,681,316

			6,035,504

TOTAL COMMON STOCKS			132,906,002

(Cost $97,821,820)

MONEY MARKET MUTUAL FUNDS - 0.38%

	Rate^	Shares	Value
Blackrock TempCash Liquidity Fund	5.17%	509,954	509,954

TOTAL MONEY MARKET MUTUAL FUNDS			509,954

(Cost $509,954)

TOTAL INVESTMENTS - 100.07%			$133,415,956
(Cost $98,331,774)
Liabilities in Excess of Other Assets - (0.07)%			(89,448)

NET ASSETS - 100.00%			$133,326,508

*	Non Income Producing Security
^	Rate disclosed is as of December 31, 2006.
+	This security or a portion of the security is out on loan at December 31, 2006. Total loaned securities had a market value of $19,526,856 at December 31, 2006.

See Notes to Financial Statements.

www.Bridgeway.com	31

Bridgeway Ultra-Small Company Market Fund

MANAGERS COMMENTARY

(Unaudited)

January 31, 2007

Dear Fellow Ultra-Small Company Market Fund Shareholder,

Our Fund was up 5.65% in the six-month, semi-annual period from July through December of 2006. For the same period, our primary benchmark, the CRSP Cap-Based Portfolio 10 Index, was up 9.65%, our peer benchmark, the Lipper Small-Cap Stock Funds Index, was up 8.25%, and the Russell 2000 Index was up 9.38%. This was a mediocre period in absolute terms, poor on a relative basis.

For the calendar year, the Fund was up 11.48%, lagging our primary market benchmark by 7.94% and our peer benchmark by 3.18%. While farther away from index performance than I prefer to be, it is still in an acceptable range for shorter timeframes. Overall, small stocks made a strong finish to extend a record breaking eighth year of dominance over large stocks.

The table below presents our semi-annual, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. A graph of quarterly performance since inception appears at the top of the following page.

	6 Months 7/1/06 to 12/31/06	1 Year 1/1/06 to 12/31/06	5 Year 1/1/02 to 12/31/06	Life-to-Date 7/31/97 to 12/31/06

Ultra-Small Company Market Fund	5.65%	11.48%	21.27%	16.49%
CRSP Cap-Based Portfolio 10 Index	9.65%	19.42%	22.19%	15.60%
Lipper Small-Cap Stock Funds Index	8.25%	14.66%	9.91%	8.02%
Russell 2000 Index	9.38%	18.37%	11.39%	8.39%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,729 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Lipper Small-Cap Stock Funds Index is an index of small-company funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., Ultra-Small Company Market Fund ranked 65th of 95 micro-cap funds for the calendar year, 2nd of 59 over the last five years and 4th of 31 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

32	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Ultra-Small Company Market Fund

MANAGERS COMMENTARY (continued)

(Unaudited)

Growth of $10,000 Invested in Ultra-Small Company Market Fund and Indexes from 7/31/97 (inception ) to 12/31/06

Detailed Explanation of Semi-Annual Performance—What Worked Well

The Short Version:  Usually volatile and never dull, tiny companies always have a story. Of the six companies that more than doubled in value, two have seen their day in the sun overshadowed—one by internal circumstances and the other by external forces.

These are the best-performing stocks for the last six-month period:

Rank	Description	Industry	% Gain
1	DHB Industries, Inc.	Apparel	1374.1%
2	Midwest Air Group, Inc.	Airlines	127.7%
3	Sirna Therapeutics, Inc.	Biotechnology	127.0%
4	Amrep Corp.	Home Builders	125.5%
5	iMergent, Inc.	Internet	120.3%
6	Corvel Corp.	Commercial Services	105.0%
7	Auxilium Pharmaceuticals, Inc.	Pharmaceuticals	88.8%
8	Ambassadors International, Inc.	Leisure Time	85.9%
9	Bolt Technology Corp.	Oil & Gas Services	84.8%
10	Almost Family, Inc.	Healthcare-Services	82.5%

DHB Industries, Inc. engages in the manufacture and marketing of protective body armors. DHB missed the deadline to file its 2005 annual report and its March 31, 2006 quarterly report as it reviewed the accuracy of reported inventory levels. In addition, the Director of Finance resigned his post on April 28, less than a month after taking over from the former Director. On May 26, 2006, the Amex instituted a trading halt on the Company’s securities, due to the Company not having filed the required Form 10-K and Form 10-Q. Representatives from the SEC preliminarily determined to recommend that the SEC bring a civil injunctive action against the Company alleging fraud, including the Company’s recording false journal entries in 2005 relating to its inventory for the purpose of materially increasing its gross profit margin and net income. On March 31, 2006, the Company disclosed that investors should no longer rely on the Company’s previously issued interim financial statements for 2005 as a result of the identification of certain adjustments of inventory, both positive and negative, that are individually material to each quarter. At this point, you’re probably thinking, “Surely, this stock is not on the best performers list!” Keep reading . . . Through the next month while the stock was halted, our internal pricing process reduced the value to $0.20 per share. On July 5, 2006 the NYSE announced that the ticker DHB would be changed to DHBT and it would resume trading over the counter effective July 6, 2006. It began trading on July 6 at $0.50 and closed that day at $0.86. We completed our liquidation of the stock at $2.95, hence the large increase from $0.20 at the beginning of the period.

www.Bridgeway.com	33

Bridgeway Ultra-Small Company Market Fund

MANAGERS COMMENTARY (continued)

(Unaudited)

Number three Sirna Therapeutics was another dramatic story, but on a much more positive note. The company had been in the news because Andrew Fire and Craig Mello, the discoverers of the technology upon which Sirna’s drugs are based, won a Nobel Prize for medicine in early fall. The technology is a form of gene silencing and could lead to a new class of medicines to treat a variety of diseases. Discussions with a number of large pharmaceutical firms about a collaboration became a buyout offer. Merck announced the buy October 30, which resulted in a 95.8% stock price increase. We sold the last of our position in December for a very nice return.

Detailed Explanation of Semi-Annual Performance—What Didn’t Work

The Short Version:  Twelve of our nearly 650 holdings declined more than negative 50%. Although the consumer, non-cyclical sector (pharmaceuticals and biotechnology industries) had four companies on the list, it also had four in the best-performers’ list, indicating no particular sector play for the period.

These are the worst-performing stocks for the six-month period ended December 31, 2006:

Rank	Description	Industry	% Loss
1	Global Power Equipment Group, Inc.	Machinery-Diversified	-77.8%
2	Microfield Group, Inc.	Holding Companies-Divers	-76.6%
3	Nuvelo, Inc.	Pharmaceuticals	-76.0%
4	Neopharm, Inc.	Pharmaceuticals	-70.0%
5	Delphax Technologies, Inc.	Computers	-59.0%
6	Northfield Laboratories, Inc.	Biotechnology	-58.9%
7	United PanAm Financial Corp.	Diversified Finan Service	-58.3%
8	Genta, Inc.	Pharmaceuticals	-52.9%
9	ESS Technology	Semiconductors	-52.0%
10	TRM Corp.	Office/Business Equip	-51.6%

Industry Sector Representation as of December 31, 2006

Consumer, non-cyclical was our largest sector representative and also added the most to our return. The financial sector was our second best performer; a bit heavier weighting would have helped our return.

Sector	% of Net Assets	CRSP Portfolio 10 Index	Difference
Basic Materials	3.3%	2.9%	0.4%
Communications	10.6%	10.3%	0.3%
Consumer, Cyclical	11.8%	11.6%	0.2%
Consumer, Non-cyclical	24.7%	24.9%	-0.2%
Energy	3.8%	4.5%	-0.7%
Financial	19.4%	23.2%	-3.8%
Industrial	10.9%	10.0%	0.9%
Technology	10.3%	9.4%	0.9%
Utilities	1.2%	1.2%	0.0%
Diversified	0.3%	2.0%	-1.7%
Cash	3.7%	0.0%	3.7%

Total	100.0%	100.0%

34	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Ultra-Small Company Market Fund

MANAGERS COMMENTARY (continued)

(Unaudited)

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information. For questions or other Fund information, call 1-800-661-3550 or visit the Fund’s website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

www.Bridgeway.com	35

Bridgeway Ultra Small Company Market Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 96.33%
Advertising - 0.71%
	inVentiv Health, Inc.*	198,300	$7,009,905
	Traffix, Inc.	248,700	1,362,876

			8,372,781

Aerospace/Defense - 0.11%
	CPI Aerostructures, Inc.*	33,400	239,812
	Ducommun, Inc.*	46,200	1,057,056

			1,296,868

Agriculture - 0.78%
	The Andersons, Inc.	202,362	8,578,125
	Maui Land & Pineapple Co., Inc.*	17,155	581,898

			9,160,023

Airlines - 0.58%
	Frontier Airlines Holdings, Inc.*+	174,970	1,294,778
	Hawaiian Holdings, Inc.*	276,666	1,355,663
	Midwest Air Group, Inc.*	323,709	3,722,654
	World Air Holdings, Inc.*	47,700	420,714

			6,793,809

Apparel - 0.87%
	Ashworth, Inc.*	182,057	1,321,734
	Bakers Footwear Group, Inc.*	35,114	317,431
	Cherokee, Inc.	52,400	2,248,484
	Hartmarx Corp.*	213,500	1,507,310
	Lakeland Industries, Inc.*	92,510	1,260,911
	Sport-Haley, Inc.	104,900	508,765
	Tandy Brands Accessories, Inc.	65,009	761,905
	Unifi, Inc.*	441,900	1,082,655
	Weyco Group, Inc.	48,675	1,209,574

			10,218,769

Auto Parts & Equipment - 1.09%
	Fuel Systems Solutions, Inc.*	81,750	1,805,040
	Miller Industries, Inc.*	70,600	1,694,400
	Noble International Ltd.	127,900	2,564,395
	Proliance International, Inc.*	197,300	907,580
	Spartan Motors, Inc.	74,482	1,130,637
	Tenneco, Inc.*	73,000	1,804,560
	Titan International, Inc.+	144,000	2,901,600

			12,808,212

Industry	Company	Shares	Value

Banks - 10.56%
	Abigail Adams National Bancorp	22,220	$299,970
	Ameris Bancorp	80,400	2,265,672
	Appalachian Bancshares, Inc.*	33,500	644,875
	ARROW Financial Corp.	43,446	1,076,157
	Associated Banc-Corp.+	78,480	2,737,382
	Bancorp Rhode Island, Inc.	14,400	622,800
	The Bancorp, Inc.*	120,700	3,572,720
	Bancshares of Florida, Inc.*	22,000	450,560
	Bank of America Corp.+	1	53
	Bank of Granite Corp.	113,253	2,148,409
	Camden National Corp.	52,400	2,416,688
	Capital Bank Corp.	67,400	1,159,280
	Capital Corp. of the West	95,220	3,055,610
	Capital Crossing Bank*	16,474	490,596
	Cardinal Financial Corp.	175,800	1,801,950
	Cass Information Systems, Inc.+	91,882	3,324,291
	Center Bancorp, Inc.	36,421	576,180
	Center Financial Corp.	135,600	3,250,332
	Central Bancorp, Inc.	12,300	384,990
	Coast Financial Holdings, Inc.*	76,800	1,262,592
	CoBiz, Inc.	900	19,836
	Columbia Bancorp	75,741	2,003,349
	Community Bancorp*	118,876	3,588,866
	Enterprise Financial Services	59,487	1,938,086
	Fidelity Southern Corp.	57,476	1,069,628
	Financial Institutions, Inc.	13,883	320,003
	First Bancorp	60,114	1,312,890
	First Community Bancshares, Inc.	35,796	1,416,090
	First Mariner Bancorp, Inc.*	48,724	903,830
	First Mutual Bancshares, Inc.	20,418	473,289
	First Regional Bancorp*	35,049	1,194,820
	First South Bancorp	7,303	232,893
	First State Bancorporation	17,000	420,750
	FNB Corp./PA	8,640	157,853
	FNB Corp./VA	21,298	884,932
	FNB Financial Services Corp.	44,218	655,311
	Fulton Financial Corp.	130,373	2,177,229
	Gateway Financial Holdings, Inc.	94,122	1,348,768
	GB&T Bancshares, Inc.	100,538	2,228,927
	Glacier Bancorp, Inc.	1,458	35,634
	Greater Community Bancorp	4,703	84,231
	Greene County Bancshares, Inc.	85,613	3,401,405
	Guaranty Federal Bancshares, Inc.	62,556	1,797,859
	Heritage Commerce Corp.	71,594	1,907,264

36	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Ultra Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Banks (continued)
	Intervest Bancshares Corp.*	85,200	$2,931,732
	Lakeland Bancorp	11,020	164,198
	Lakeland Financial Corp.	79,463	2,028,690
	LNB Bancorp, Inc.	40,000	642,000
	Macatawa Bank Corp.	107,940	2,294,804
	MB Financial, Inc.	4,602	173,081
	MBT Financial Corp.	17,674	270,766
	Mercantile Bank Corp.	72,320	2,726,464
	MidWestOne Financial Group, Inc.	77,412	1,543,595
	Northeast Bancorp	4,700	89,770
	Northern Empire Bancshares*+	55,400	1,636,516
	Northrim BanCorp, Inc.	85,971	2,286,829
	PAB Bankshares, Inc.	70,000	1,495,900
	Pacific Mercantile Bancorp*	71,000	1,152,330
	Peoples Bancorp, Inc.	75,600	2,245,320
	Pinnacle Financial Partners, Inc.*+	127,700	4,237,086
	Preferred Bank	42,500	2,553,825
	PrivateBancorp, Inc.	37,200	1,548,636
	Prosperity Bancshares, Inc.	800	27,608
	SCBT Financial Corp.	32,270	1,346,627
	Smithtown Bancorp, Inc.+	14,707	398,854
	Southern Community Financial Corp.	66,700	673,670
	Southside Bancshares, Inc.+	80,264	2,065,193
	Southwest Bancorp, Inc.	96,300	2,682,918
	State National Bancshares, Inc.	30,710	1,182,028
	Sterling Financial Corp.	22,811	771,240
	Suffolk Bancorp	42,800	1,631,964
	Superior Bancorp*	61,700	699,678
	Tennessee Commerce*	16,801	525,031
	Texas United Bancshares, Inc.	14,618	501,982
	TIB Financial Corp.	53,250	931,343
	Umpqua Holdings Corp.	189,034	5,563,271
	United Security Bancshares+	63,618	1,533,194
	Univest Corp. of Pennsylvania	57,865	1,763,725
	Virginia Commerce Bancorp*+	112,077	2,228,091
	Virginia Financial Group, Inc.	36,150	1,011,839
	Washington Trust Bancorp, Inc.	54,577	1,522,153
	Webster Financial Corp.	28,741	1,400,262
	West Bancorporation, Inc.	10,744	191,028
	Wilshire Bancorp, Inc.	234,944	4,456,888

			124,244,979

Industry	Company	Shares	Value

Beverages - 0.16%
	Green Mountain Coffee Roasters, Inc.*	26,400	$1,299,672
	Peet’s Coffee & Tea, Inc.*	17,400	456,576
	Redhook ALE Brewery, Inc.*	23,000	119,370

			1,875,618

Biotechnology - 4.40%
	Anesiva, Inc.*	150,464	1,053,248
	Avant Immunotherapeutics, Inc.*	1,233,400	1,652,756
	Avigen, Inc.*+	298,900	1,578,192
	BioSphere Medical, Inc.*	126,900	847,692
	Cell Genesys, Inc.*	144,100	488,499
	Cotherix, Inc.*	179,800	2,425,502
	CryoLife, Inc.*	356,000	2,723,400
	CuraGen Corp.*	158,500	729,100
	Cytogen Corp.*	59,061	137,612
	Cytokinetics, Inc.*	144,900	1,083,852
	Embrex, Inc.*	136,406	2,302,533
	Encysive Pharmaceuticals, Inc.*+	330,900	1,393,089
	Entremed, Inc.*+	1,263,500	1,996,330
	Exact Sciences Corp.*	521,142	1,474,832
	GenVec, Inc.*	337,463	806,537
	Illumina, Inc.*+	52,843	2,077,258
	Inovio Biomedical Corp.*+	250,700	824,803
	Keryx Biopharmaceuticals, Inc.*	57,647	766,705
	Lexicon Genetics, Inc.*	305,300	1,102,133
	Lifecell Corp.*+	299,250	7,223,895
	Maxygen, Inc.*	183,751	1,978,998
	Micromet, Inc.*	44,454	133,362
	Monogram Biosciences, Inc.*	754,390	1,342,814
	Neose Technologies, Inc.*	651,648	1,453,175
	Northfield Laboratories, Inc.*+	149,700	609,279
	Novavax, Inc.*	124,610	510,901
	Panacos Pharm, Inc.*	118,856	476,613
	Repligen Corp.*	697,764	1,960,717
	Sangamo Biosciences, Inc.*+	370,100	2,442,660
	Seattle Genetics, Inc.*	373,255	1,989,449
	Sonus Pharmaceuticals, Inc.*	409,200	2,500,212
	StemCells, Inc*	515,500	1,366,075
	Stratagene Corp.*	23,761	176,782
	Vical, Inc.*	337,600	2,170,768

			51,799,773

www.Bridgeway.com	37

Bridgeway Ultra Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Building Materials - 0.34%
	AAON, Inc.	60,287	$1,584,342
	Comfort Systems USA, Inc.	43,900	554,896
	Imperial Industries, Inc.*+	54,900	445,788
	International Aluminum Corp.	5,120	249,600
	LSI Industries, Inc.	60,600	1,202,910

			4,037,536

Chemicals - 1.37%
	Aceto Corp.	128,044	1,106,300
	American Pacific Corp.*	35,524	283,837
	American Vanguard Corp.+	152,000	2,416,800
	Balchem Corp.	121,050	3,108,564
	ICO, Inc.*	205,490	1,158,964
	Landec Corp.*	205,000	2,205,800
	Lesco, Inc.*	69,306	599,497
	NewMarket Corp.	29,200	1,724,260
	Omnova Solutions, Inc.*	243,600	1,115,688
	Penford Corp.	11,592	200,541
	Quaker Chemical Corp.	99,700	2,200,379

			16,120,630

Coal - 0.08%
	Westmoreland Coal Co.*	49,000	963,830

Commercial Services - 4.61%
	Bankrate, Inc.*+	144,800	5,495,160
	Barrett Business Services	99,331	2,326,332
	Carriage Services, Inc.*	134,500	684,605
	Collectors Universe	149,000	1,996,600
	Cornell Cos., Inc.*	42,226	770,624
	Corvel Corp.*	75,433	3,588,348
	CPI Corp.	24,400	1,134,356
	Diamond Management & Technology Consultants, Inc.	4,600	57,224
	Edgewater Technology, Inc.*	100,000	611,000
	Franklin Covey Co.*	192,400	1,342,952
	The Geo Group, Inc.*	114,300	4,288,536
	Healthcare Services Group	35,550	1,029,528
	HMS Holdings Corp.*	218,000	3,302,700
	Home Solutions of America, Inc.*+	403,900	2,366,854
	ICT Group, Inc.*	69,828	2,205,867
	Intersections, Inc.*	218,900	2,311,584
	Kendle International, Inc.*	22,390	704,165
	Learning Tree International, Inc.*	10,737	95,452
	Medifast, Inc.*	199,100	2,504,678
	Multi-Color Corp.	59,136	1,942,618
	National Research Corp.	40,300	921,258

Industry	Company	Shares	Value

Commercial Services (continued)
	On Assignment, Inc.*	173,500	$2,038,625
	PeopleSupport, Inc.*	205,900	4,334,195
	Perceptron, Inc.*	119,274	1,010,251
	RCM Technologies, Inc.*	170,459	1,021,049
	Rewards Network, Inc.*	238,700	1,658,965
	Standard Parking Corp.*	81,100	3,115,051
	Universal Security*	50,700	1,416,558

			54,275,135

Computers - 3.38%
	Ansoft Corp.*	100,600	2,796,680
	Comtech Group, Inc.*	36,492	663,790
	Cray, Inc.*	172,265	2,046,508
	Datalink Corp.*	382,100	2,873,392
	Dataram Corp.	82,533	345,813
	Dot Hill Systems Corp.*	516,068	2,028,147
	Immersion Corp.*	273,226	1,980,889
	Integral Systems, Inc.	77,500	1,795,675
	InterVoice, Inc.*	268,300	2,055,178
	LaserCard Corp.*+	162,100	1,736,091
	Magma Design Automation*	220,300	1,967,279
	Netscout Systems, Inc.*	236,500	1,962,950
	Printronix, Inc.	69,800	865,520
	Radiant Systems, Inc.*	141,800	1,480,392
	Rimage Corp.*	112,700	2,930,200
	SI International, Inc.*	76,700	2,486,614
	Stratasys, Inc.*+	80,200	2,519,082
	Synplicity, Inc.*	320,700	2,007,582
	TechTeam Global, Inc.*	190,370	2,141,663
	Tier Technologies, Inc.*	160,200	1,025,280
	Transact Technologies, Inc.*	155,331	1,284,587
	Xanser Corp.*	151,200	734,832

			39,728,144

Cosmetics/Personal Care - 0.07%
	Parlux Fragrances, Inc.*+	156,409	871,198

Distribution/Wholesale - 0.76%
	Bell Microproducts, Inc.*	207,300	1,461,465
	Central European Distribution Corp.*+	52,125	1,548,113
	Handleman Co.+	123,100	833,387
	Industrial Distribution Group, Inc.*	131,200	1,298,880
	Infosonics Corp.*+	297,200	1,459,252
	Navarre Corp.*+	223,644	890,103
	Rentrak Corp.*	83,800	1,298,900
	Valley National Gases, Inc.*	6,500	171,925

			8,962,025

38	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Ultra Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Diversified Financial Services - 1.43%
	Asta Funding, Inc.+	62,100	$1,890,324
	Consumer Portfolio Services*	332,800	2,166,528
	Delta Financial Corp.*	22,500	227,925
	Federal Agricultural Mortgage Corp.	83,900	2,276,207
	Marlin Business Services*	93,800	2,254,014
	NexCen Brands, Inc.*	186,054	1,345,170
	Nicholas Financial, Inc.*	118,500	1,398,300
	Sanders Morris Harris Group, Inc.	146,409	1,869,643
	TradeStation Group, Inc.*	245,974	3,382,143

			16,810,254

Electric - 0.24%
	Central Vermont Public Service Corp.	66,700	1,570,785
	Green Mountain Power Corp.	29,266	991,825
	Unitil Corp.	9,400	238,290

			2,800,900

Electrical Components & Equipment - 0.82%
	Active Power, Inc.*	425,625	1,115,138
	American Superconductor Corp.*+	125,100	1,227,231
	C&D Technologies, Inc.+	76,600	363,084
	Graham Corp.	43,900	577,285
	The Lamson & Sessions Co.*+	203,600	4,939,336
	Nortech Systems, Inc.*	1,400	10,752
	TII Network Technologies, Inc.*	143,700	357,813
	Ultralife Batteries, Inc.*	43,132	474,883
	Valence Technology, Inc.*+	327,025	539,591

			9,605,113

Electronics - 2.06%
	Advanced Photonix, Inc.*+	156,350	359,605
	Axsys Technologies, Inc.*	86,887	1,526,605
	Cyberoptics Corp.*	59,700	756,399
	DDi Corp.*	64,800	466,560
	FARO Technologies, Inc.*	145,600	3,500,224
	Frequency Electronics, Inc.	14,600	174,470
	Keithley Instruments, Inc.	86,552	1,138,159
	Measurement Specialties, Inc.*	104,500	2,261,380
	Merix Corp.*	286,700	2,663,443
	Napco Security Systems, Inc.*	177,334	1,040,950
	NU Horizons Electronics Corp.*	189,200	1,946,868

Industry	Company	Shares	Value

Electronics (continued)
	OI Corp.	35,200	$401,280
	OYO Geospace Corp.*	36,600	2,126,094
	Pemstar, Inc.*	30,000	115,500
	Planar Systems, Inc.*	120,000	1,160,400
	Tech Research Corp.	83,900	350,702
	UQM Technologies, Inc.*	191,100	523,614
	X-Rite, Inc.	148,500	1,826,550
	Zygo Corp.*	116,600	1,918,070

			24,256,873

Energy - Alternate Sources - 0.19%
	Evergreen Solar, Inc.*+	178,400	1,350,488
	MGP Ingredients, Inc.	41,493	938,157

			2,288,645

Engineering & Construction - 0.68%
	Layne Christensen Co.*	161,900	5,315,177
	Michael Baker Corp.*	51,700	1,171,005
	Sterling Construction Co., Inc.*	71,700	1,560,192

			8,046,374

Entertainment - 0.70%
	Canterbury Park Holding Corp.	59,400	813,780
	Dover Motorsports, Inc.	124,000	658,440
	Gaming Partners International Corp.	124,800	2,245,152
	Silverleaf Resorts, Inc.*+	388,800	1,741,824
	Steinway Musical Instruments*	61,400	1,902,786
	Sunterra Corp.*	73,747	888,651

			8,250,633

Environmental Control - 1.24%
	Ceco Environmental Corp.*	60,575	543,358
	Clean Harbors, Inc.*	157,947	7,646,214
	Darling International, Inc.*	424,600	2,339,546
	Waste Industries USA, Inc.	130,900	3,995,068

			14,524,186

Food - 1.73%
	Cal-Maine Foods, Inc.	312,700	2,682,966
	Cuisine Solutions, Inc.*	65,800	375,060
	Imperial Sugar Co.+	121,316	2,937,060
	Lifeway Foods, Inc.*+	156,302	1,461,424
	M&F Worldwide Corp.*	106,598	2,692,665
	Rocky Mountain Chocolate Factory, Inc.	108,136	1,589,599
	Spartan Stores, Inc.	343,650	7,192,595
	Village Super Market	12,300	1,051,527

www.Bridgeway.com	39

Bridgeway Ultra Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Food (continued)
	Zapata Corp.*	57,600	$403,200

			20,386,096

Forest Products & Paper - 0.21%
	Mercer International, Inc.*+	183,187	2,174,430
	Pope & Talbot, Inc.*	48,900	267,483

			2,441,913

Gas - 0.50%
	Chesapeake Utilities Corp.	57,400	1,759,310
	EnergySouth, Inc.	56,450	2,263,645
	SEMCO Energ, Inc.*	297,000	1,811,700

			5,834,655

Hand/Machine Tools - 0.05%
	K-Tron International, Inc.*	2,056	153,522
	LS Starrett Co.	29,200	474,500

			628,022

Healthcare - Products - 4.99%
	Abaxis, Inc.*	169,700	3,266,725
	Angiodynamics, Inc.*	83,256	1,789,171
	Arrhythmia Research Technology, Inc.	33,365	811,770
	Atrion Corp.	39,148	3,043,757
	Biolase Technology, Inc.*	110,278	964,932
	Bovie Medical Corp.*	22,950	208,157
	Candela Corp.*	121,000	1,496,770
	Cantel Medical Corp.*	64,599	1,045,858
	Cerus Corp.*	358,590	2,101,337
	Cholestech Corp.*	114,900	2,116,458
	Criticare Systems, Inc.*	60,350	181,654
	Endologix, Inc.*	589,800	2,064,300
	EPIX Pharmaceuticals, Inc.*	141,993	979,752
	E-Z-EM, Inc.*	53,100	927,657
	Hanger Orthopedic Group, Inc.*	146,317	1,101,767
	IRIS International, Inc.*+	165,100	2,088,515
	Lifecore Biomedical, Inc.*	217,646	3,880,628
	Medical Action Industries, Inc.*	39,416	1,270,772
	Merit Medical Systems, Inc.*	17,500	277,200
	Microtek Medical Holdings, Inc.*	405,639	1,865,939
	Micrus Endovascular Corp.*	89,541	1,708,442
	Natus Medical, Inc.*	138,600	2,302,146
	Neurometrix, Inc.*+	146,812	2,188,967

Industry	Company	Shares	Value

Healthcare - Products (continued)
	NMT Medical, Inc.*	171,100	$2,314,983
	NXStage Medical, Inc.*	52,865	443,009
	Orthologic Corp.*	441,899	631,916
	PhotoMedex, Inc.*+	404,800	449,328
	Somanetics Corp.*	167,852	3,832,061
	Spectranetics Corp.*	166,700	1,882,043
	SRI/Surgical Express, Inc.*	6,755	37,085
	Tutogen Medical, Inc.*	192,800	1,393,944
	Utah Medical Products, Inc.	49,900	1,646,201
	Vital Images, Inc.*	1,851	64,415
	Young Innovations, Inc.	62,100	2,067,930
	ZEVEX International, Inc.*	161,550	1,592,075
	Zoll Medical Corp.*	80,100	4,665,024

			58,702,688

Healthcare - Services - 2.09%
	Air Methods Corp.*+	115,939	3,237,017
	Alliance Imaging, Inc.*	335,992	2,234,347
	Almost Family, Inc.*	5,800	251,546
	Amedisys, Inc.*+	228,133	7,498,743
	Five Star Quality Care, Inc.*	171,900	1,916,685
	Hythiam, Inc.*+	270,099	2,495,715
	I-Trax, Inc.*	293,364	909,428
	NovaMed, Inc.*	194,400	1,471,608
	Psychiatric Solutions, Inc.*	104,600	3,924,592
	VistaCare, Inc.*	63,600	645,540

			24,585,221

Holding Companies - Diversified Operations - 0.26%
	Resource America, Inc.	114,900	3,033,360

Home Builders - 0.72%
	Amrep Corp.+	17,100	2,094,750
	Cavalier Homes, Inc.*	40,087	168,365
	Cavco Industries, Inc.*	53,700	1,881,648
	Modtech Holdings, Inc.*	198,400	982,080
	Nobility Homes, Inc.	16,300	430,972
	Skyline Corp.	72,600	2,919,972

			8,477,787

Home Furnishings - 0.70%
	Applica, Inc.*	100,000	799,000
	Audiovox Corp.*	85,900	1,210,331
	Cobra Electronics Corp.	174,800	1,671,088
	Digital Theater System, Inc.*	112,000	2,709,280
	Koss Corp.	4,138	96,664
	Universal Electronics, Inc.*	84,315	1,772,301

			8,258,664

40	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Ultra Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Household Products/Wares - 0.15%
	Nashua Corp.*	38,600	$323,082
	Russ Berrie & Co., Inc.*	90,400	1,396,680

			1,719,762

Housewares - 0.30%
	Lifetime Brands, Inc.	76,303	1,253,658
	National Presto Industries	38,804	2,323,196

			3,576,854

Insurance - 2.51%
	21st Century Holding Co.	97,611	2,318,261
	American Independence Corp.*	45,135	487,458
	Donegal Group, Inc.	185,425	3,632,476
	Investors Title Co.	56,432	2,934,464
	Meadowbrook Insurance Group, Inc.*	370,400	3,663,256
	Mercer Insurance Group, Inc.	118,531	2,389,585
	NYMAGIC, Inc.	62,400	2,283,840
	Penn Treaty American Corp.*	162,300	1,248,087
	PMA Capital Corp.*	121,802	1,123,015
	Procentury Corp.	124,200	2,297,700
	SCPIE Holdings, Inc.*	89,550	2,340,837
	SeaBright Insurance Holdings, Inc.*	127,631	2,298,634
	Specialty Underwriters’ Alliance, Inc.*	209,308	1,758,187
	United America Indemnity Ltd.*	28,704	727,072

			29,502,872

Internet - 4.66%
	Access Integrated Technologies*+	168,000	1,464,960
	ActivIdentity Corp.*	453,900	2,301,273
	Aladdin Knowledge Systems*	51,974	1,012,973
	Art Technology Group, Inc.*	1,112,200	2,591,426
	Centillium Communications, Inc.*	374,700	801,858
	Corillian Corp.*	490,486	1,849,132
	Digitas, Inc.*	118,076	1,583,399
	Drugstore.Com*	474,797	1,737,757
	EDGAR Online, Inc.*	104,000	364,000
	ePlus, Inc.*	100,800	1,053,360
	Expedia, Inc.*	144,098	3,023,176
	Harris Interactive, Inc.*	473,800	2,387,952

Industry	Company	Shares	Value

Internet (continued)
	IAC/InterActive Corp.*+	144,098	$5,354,682
	I-many, Inc.*	523,200	863,280
	iMergent, Inc.*+	176,500	5,054,960
	Insure.com, Inc.*	30,400	120,384
	Jupitermedia Corp.*+	164,000	1,298,880
	The Knot, Inc.*	186,800	4,901,632
	Looksmart*	99,776	445,001
	Napster, Inc.*	784,400	2,847,372
	Network Engines, Inc.*	561,906	1,460,956
	Online Resources Corp.*	218,500	2,230,885
	PC-Tel, Inc.*	218,287	2,040,983
	Perficient, Inc.*	186,138	3,054,525
	Quovadx, Inc.*	370,128	1,043,761
	TheStreet.com, Inc.	335,500	2,985,950
	Valueclick, Inc.*+	38,914	919,538

			54,794,055

Iron/Steel - 1.49%
	Friedman Industries	98,300	1,189,430
	Great Northern Iron ORE Property+	12,000	1,433,280
	Olympic Steel, Inc.	86,700	1,927,341
	Oregon Steel Mills, Inc.*	170,000	10,609,700
	Steel Dynamics, Inc.	72,000	2,336,400

			17,496,151

Leisure Time - 0.90%
	Aldila, Inc.	112,579	1,678,553
	Ambassadors International, Inc.	94,278	4,300,962
	Cybex International*	162,100	974,221
	GameTech International, Inc.*	222,600	2,666,748
	Multimedia Games, Inc.*	97,465	935,664

			10,556,148

Lodging - 0.65%
	Gaylord Entertainment Co.*	44,852	2,284,312
	Interstate Hotels and Resorts, Inc.*	187,900	1,401,734
	Monarch Casino & Resort, Inc.*	164,800	3,935,424

			7,621,470

Machinery - Diversified - 1.39%
	Gehl Co.*	165,150	4,546,579
	Hurco Cos., Inc.*	219,934	6,989,503
	Twin Disc, Inc.	136,400	4,842,200

			16,378,282

www.Bridgeway.com	41

Bridgeway Ultra Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Media - 1.38%
	ADDvantage Technologies Group, Inc.*	194,100	$541,539
	DG FastChannel, Inc.*	98,292	1,324,976
	Lodgenet Entertainment Corp.*	144,700	3,621,841
	Moscow CableCom Corp.*	111,000	1,174,380
	Nexstar Broadcasting Group, Inc.*	109,600	504,160
	Outdoor Channel Holdings, Inc.*	242,500	3,111,275
	Point.360*	61,200	222,768
	Salem Communications Corp. - Class A	146,943	1,755,969
	Sirius Satellite Radio, Inc.*+	582,300	2,061,342
	Spanish Broadcasting System*	472,039	1,940,080

			16,258,330

Metal Fabrication - Hardware - 0.85%
	Ampco-Pittsburgh Corp.	89,800	3,006,504
	L.B. Foster Co.*	95,300	2,469,223
	Ladish Co., Inc.*	64,700	2,399,076
	Lawson Products	25,900	1,188,551
	Northwest Pipe Co.*	11,347	381,486
	Sun Hydraulics Corp.	27,566	565,379

			10,010,219

Mining - 0.19%
	Kinross Gold Corp.*	22,353	265,554
	Mines Management, Inc.*	53,794	267,894
	United States Lime & Minerals, Inc.*	53,700	1,619,055
	Vista Gold Corp.*+	11,300	97,519

			2,250,022

Miscellaneous Manufacturers - 1.18%
	AZZ Incorporated*	8,000	409,600
	Ceradyne, Inc.*+	122,625	6,928,312
	Core Molding Technologies, Inc.*	67,600	652,340
	EnPro Industries, Inc.*	13,600	451,656
	Flanders Corp.*	270,542	2,678,366
	Park-Ohio Holdings Corp.*	98,597	1,585,440
	PW Eagle, Inc.+	5,000	172,500
	Raven Industries, Inc.	35,600	954,080

			13,832,294

Office Furnishings - 0.03%
	Compx International, Inc.	19,400	391,104

Industry	Company	Shares	Value

Oil & Gas - 1.94%
	American Oil & Gas*+	208,650	$1,366,658
	ATP Oil & Gas Corp.*+	188,700	7,466,859
	Brigham Exploration Co.*	176,600	1,290,946
	FieldPoint Petroleum Corp.*+	76,800	179,712
	Gasco Energy, Inc.*+	197,081	482,848
	Giant Industries, Inc.*	133,800	10,028,310
	Kodiak Oil & Gas*	97,699	382,980
	Meridian Resource Corp.*	404,000	1,248,360
	Royale Energy, Inc.*	93,856	326,619

			22,773,292

Oil & Gas Services - 1.57%
	Bolt Technology Corp.*	207,509	4,627,451
	Dawson Geophysical Co.*	31,599	1,151,152
	Lufkin Industries, Inc.	95,742	5,560,695
	Matrix Service Co.*	142,332	2,291,545
	Metretek Technologies, Inc.*+	120,216	1,481,061
	Mitcham Industries, Inc.*	68,405	817,440
	Omni Energy Services Corp.*	181,994	1,781,721
	TGC Industries, Inc.*	87,100	731,640

			18,442,705

Packaging & Containers - 0.29%
	AEP Industries, Inc.*	63,000	3,358,530

Pharmaceuticals - 5.61%
	Advancis Pharmaceutical Corp.*+	300,300	1,165,164
	Anika Therapeutics, Inc.*	197,639	2,622,670
	Array Biopharma, Inc.*	244,314	3,156,537
	Auxilium Pharmaceuticals, Inc.*	132,568	1,947,424
	AVI BioPharma, Inc.*	432,800	1,376,304
	Bentley Pharmaceuticals, Inc.*	191,556	1,948,124
	Cell Therapeutics, Inc.*+	1,045,400	1,829,450
	Collagenex Pharmaceuticals, Inc.*	140,200	1,958,594
	Cypress Bioscience*	121,540	941,935
	Dendreon Corp.*+	424,900	1,771,833
	Discovery Laboratories, Inc.*+	1,083,000	2,555,880
	Eli Lilly & Co.+	1	52
	Emisphere Technologies, Inc.*+	312,600	1,653,654
	Hemispherx Biopharma, Inc.*+	831,400	1,829,080

42	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Ultra Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Pharmaceuticals (continued)
	Hollis-Eden Pharmaceuticals*	232,517	$1,223,039
	Indevus Pharmaceuticals, Inc.*	480,300	3,410,130
	Inspire Pharmaceuticals, Inc.*	235,966	1,498,384
	Integrated Biopharma, Inc.*	54,100	373,290
	Intrabiotics Pharmaceuticals, Inc.*	21,000	91,560
	Introgen Therapeutics, Inc.*+	57,080	251,152
	Mannatech, Inc.+	90,680	1,335,716
	Matrixx Initiatives, Inc.*	49,344	786,050
	Nastech Pharmaceutical Co., Inc.*+	82,994	1,255,699
	Neopharm, Inc.*+	429,700	717,599
	NitroMed, Inc.*+	223,938	548,648
	NPS Pharmaceuticals, Inc.*	374,237	1,695,294
	Nuvelo, Inc.*	136,104	544,416
	Pain Therapeutics, Inc.*	114,000	1,014,600
	Penwest Pharmaceuticals Co.*+	28,000	465,360
	PetMed Express, Inc.*	211,999	2,830,187
	Pharmacyclics, Inc.*	208,500	1,057,095
	The Quigley Corp.*	124,000	705,560
	Reliv International, Inc.	206,200	1,789,816
	Rigel Pharmaceuticals, Inc.*	220,562	2,618,071
	SciClone Pharmaceuticals, Inc.*	677,800	2,182,516
	Sciele Pharma, Inc.*	279,200	6,700,800
	Spectrum Pharmaceuticals, Inc.*+	463,400	2,562,602
	Threshold Pharmaceuticals, Inc.*+	618,000	2,286,600
	Trimeris, Inc.*+	174,800	2,221,708
	Vivus, Inc.*+	297,500	1,076,950

			65,999,543

Real Estate - 0.49%
	California Coastal Communities, Inc.*	109,900	2,357,355
	Consolidated-Tomoka Land Co.	43,800	3,171,120
	Wilshire Enterprises, Inc.	27,300	124,215
	ZipRealty, Inc.*+	20,900	156,541

			5,809,231

Retail - 4.26%
	Big Dog Holdings, Inc.*+	147,000	2,410,800
	Books-A-Million, Inc.	191,906	4,352,428
	Buffalo Wild Wings, Inc.*	47,500	2,527,000

Industry	Company	Shares	Value

Retail (continued)
	Cache, Inc.*	155,936	$3,935,825
	Collegiate Pacific, Inc.	129,300	1,223,178
	Ezcorp, Inc.*	294,600	4,787,250
	Famous Dave’s Of America, Inc.*	172,400	2,839,428
	First Cash Financial Services, Inc.*	232,500	6,014,775
	Friendly Ice Cream Corp.*	97,900	1,199,275
	Frisch’s Restaurants, Inc.	47,800	1,405,320
	GTSI Corp.*	17,086	158,216
	Hastings Entertainment, Inc.*	33,500	237,180
	Luby’s, Inc.*	252,700	2,751,903
	Mothers Work, Inc.*	61,700	2,430,363
	The Pantry, Inc.*+	3,300	154,572
	PC Connection, Inc.*	87,331	1,295,119
	PriceSmart, Inc.*	126,200	2,260,242
	Restoration Hardware, Inc.*+	328,000	2,791,280
	Rush Enterprises, Inc. - Class A*	43,600	737,712
	Rush Enterprises, Inc. - Class B*	43,600	688,008
	Shoe Carnival, Inc.*	78,700	2,486,920
	United Retail Group, Inc.*	167,100	2,342,742
	Zones, Inc.*	136,767	1,021,649

			50,051,185

Savings & Loans - 4.55%
	Abington Community Bancorp, Inc.	82,300	1,578,514
	American Bancorp of New Jersey	183,800	2,209,276
	Berkshire Hills Bancorp, Inc.	65,700	2,198,322
	BFC Financial Corp.*	238,400	1,523,376
	Brookline Bancorp, Inc.+	72,316	952,402
	Carver Bancorp, Inc.	49,600	772,768
	Centrue Financial Corp.	31,200	607,464
	Citizens First Banco, Inc.	96,018	2,951,593
	Clifton Savings Bancorp, Inc.	127,300	1,551,787
	Cooperative Bankshares, Inc.+	57,250	1,016,188
	Fidelity Bancorp, Inc.	47,512	889,900
	First Defiance Financial Corp.	49,237	1,491,881
	First Pactrust Bancorp, Inc.	53,800	1,490,798
	First Place Financial Corp.	44,584	1,047,278
	Flushing Financial Corp.	117,319	2,002,635
	Harrington West Financial Group, Inc.	86,320	1,489,020

www.Bridgeway.com	43

Bridgeway Ultra Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Savings & Loans (continued)
	HMN Financial, Inc.	55,300	$1,908,403
	Home Federal Bancorp, Inc.	79,600	1,365,936
	Home Federal Bancorp	14,076	400,884
	Horizon Financial Corp.	73,875	1,777,432
	ITLA Capital Corp.	41,200	2,385,892
	LSB Corp.	76,350	1,252,140
	MASSBANK Corp.	20,536	675,429
	NewAlliance Bancshares, Inc.	67,028	1,099,259
	OceanFirst Financial Corp.	85,460	1,959,598
	Pacific Premier Bancorp, Inc.*	28,400	345,912
	PennFed Financial Services, Inc.	89,700	1,733,004
	Provident Financial Holdings, Inc.	35,642	1,086,725
	Pulaski Financial Corp.	113,193	1,800,901
	PVF Capital Corp.	83,292	880,396
	Rainier Pacific Financial Group, Inc.	61,400	1,217,562
	Riverview Bancorp, Inc.	138,600	2,106,720
	Rockville Financial	40,200	717,570
	Rome Bancorp, Inc.	36,219	461,792
	Synergy Financial Group, Inc.	22,700	374,096
	Teche Holding Co.	11,400	592,800
	Timberland Bancorp, Inc.	71,400	2,649,654
	United Community Financial Corp.	78,304	958,441
	United Financial Bancorp, Inc.	82,900	1,144,020
	Washington Savings Bank FSB	95,850	838,688

			53,506,456

Semiconductors - 2.89%
	ALL American Semiconductor*	13,200	43,164
	Anadigics, Inc.*+	402,158	3,563,120
	Diodes, Inc.*	63,225	2,243,223
	ESS Technology*	4,750	4,892
	Integrated Silicon Solution, Inc.*	445,797	2,563,333
	IXYS Corp*	45,110	401,479
	Kopin Corp.*	445,000	1,588,650
	Leadis Technology, Inc.*	417,100	1,956,199
	LTX Corp.*	402,900	2,256,240
	Microtune, Inc.*	289,700	1,361,590
	Mindspeed Technologies, Inc.*+	432,900	826,839
	MIPS Technologies, Inc.*	134,916	1,119,803
	MoSys, Inc.*	184,709	1,708,558

Industry	Company	Shares	Value

Semiconductors (continued)
	Pericom Semiconductor Corp.*	249,600	$2,862,912
	Pixelworks, Inc.*	697,024	1,596,185
	QuickLogic Corp.*	352,900	1,048,113
	Rudolph Technologies, Inc.*	61,200	974,304
	Spire Corp.*	13,200	109,296
	Staktek Holdings, Inc.*	399,700	2,058,455
	Therma-Wave, Inc.*	392,200	466,718
	Trio-Tech International*	42,510	478,238
	Ultra Clean Holdings, Inc.*	309,100	3,817,385
	White Electronic Designs Corp.*	171,400	932,416

			33,981,112

Software - 4.01%
	Actuate Corp.*	652,030	3,873,058
	Allscripts Healthcare Solutions, Inc.*+	94,453	2,549,287
	American Software, Inc.	91,538	634,358
	Authentidate Holding Corp.*	334,299	534,878
	Bottomline Technologies, Inc.*	227,800	2,608,310
	CAM Commerce Solutions, Inc.	93,900	2,278,953
	Captaris, Inc.*	380,938	2,959,888
	Concur Technologies, Inc.*+	112,900	1,810,916
	Digi International, Inc.*	112,936	1,557,387
	Digital Angel Corp.*+	251,050	640,178
	Document Sciences Corp.*	8,788	58,880
	Embarcadero Technologies, Inc.*	199,200	1,219,104
	Interactive Intelligence, Inc.*	168,700	3,782,254
	INVESTools, Inc.*	22,700	313,033
	Moldflow Corp.*	163,600	2,272,404
	MSC Software Corp*	42,200	642,706
	Neoware, Inc.*	110,000	1,453,100
	Nuance Communications, Inc.*+	130,592	1,496,584
	Opnet Technologies, Inc.*	233,000	3,366,850
	Peerless Systems Corp.*	379,550	1,032,376
	Pervasive Software, Inc.*	174,800	631,028
	Quality Systems, Inc.	92,000	3,428,840
	Seachange International, Inc.*	407,000	4,159,540
	Unica Corp.*	114,099	1,477,582
	Witness Systems, Inc.*	138,850	2,434,041

			47,215,535

44	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Ultra Small Company Market Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Telecommunications - 3.88%
	Anaren, Inc.*	144,500	$2,566,320
	Avanex Corp.*	18,000	34,020
	Avici Systems, Inc.*+	345,601	2,678,408
	Aware, Inc.*	373,800	1,992,354
	CalAmp Corp.*	293,700	2,478,828
	Carrier Access Corp.*	315,600	2,070,336
	Comarco, Inc.*	12,100	104,181
	Communications Systems, Inc.	7,000	69,930
	Comtech Telecommunications Corp.*	7,050	268,393
	CT Communications, Inc.	127,397	2,919,939
	Ditech Networks, Inc.*	267,670	1,852,276
	Eschelon Telecom, Inc.*	60,755	1,203,557
	Globecomm Systems, Inc.*	256,800	2,262,408
	HickoryTech Corp.	5,895	42,149
	ID Systems, Inc.*+	88,700	1,669,334
	Knology, Inc.*	229,700	2,444,008
	KVH Industries, Inc.*	208,100	2,207,941
	Lightbridge, Inc.*	177,291	2,400,520
	Network Equipment Technologies, Inc.*	41,836	243,486
	NMS Communications Corp.*	497,300	1,019,465
	North Pittsburgh Systems, Inc.	36,397	878,624
	Optical Cable Corp.*	89,225	405,974
	ParkerVision Inc.*+	74,842	834,488
	Radyne Corp.*	172,100	1,848,354
	Relm Wireless Corp.*	257,900	1,542,242
	SBA Communications Corp.*	11,100	305,250
	Sirenza Microdevices, Inc.*	390,600	3,070,116
	Spectralink Corp.	30,210	259,806
	Stratos International, Inc.*	212,779	1,617,120
	Tollgrade Communications, Inc.*	147,500	1,559,075
	Vyyo, Inc.*	19,331	86,410
	Warwick Valley Telephone Co.	5,400	95,796
	WJ Communications*	780,899	1,226,011
	WPCS International, Inc.*	139,000	1,427,530

			45,684,649

Textiles - 0.08%
	Culp, Inc.*	5,200	26,780
	Dixie Group, Inc.*	73,473	928,699

			955,479

Toys/Games/Hobbies - 0.19%
	Topps Company, Inc.	245,246	2,182,689

Industry	Company	Shares	Value

Transportation - 1.71%
	Celadon Group, Inc.*	256,275	$4,292,606
	Covenant Transport, Inc.*	141,100	1,608,540
	Frozen Food Express Industries	187,600	1,613,360
	HUB Group, Inc.*	289,200	7,967,460
	Marten Transport Ltd.*	168,099	3,081,255
	Patriot Transportation Holding, Inc.*	16,400	1,531,104

			20,094,325

Trucking & Leasing - 0.20%
	Greenbrier Cos., Inc.	77,800	2,334,000

Water - 0.50%
	Connecticut Water Service, Inc.	48,900	1,112,475
	Middlesex Water Co.	64,957	1,216,645
	Southwest Water Co.	165,254	2,273,895
	York Water Co.	68,550	1,225,674

			5,828,689

TOTAL COMMON STOCKS			1,133,065,697

(Cost $760,455,120)

EXCHANGE TRADED FUNDS - 2.68%
	iShares Russell 2000 Index Fund+	199,200	15,555,528
	iShares Russell 2000 Value Index Fund+	200,000	16,004,000

			31,559,528

TOTAL EXCHANGE TRADED FUNDS			31,559,528

(Cost $27,396,180)

TOTAL INVESTMENTS - 99.01%			$1,164,625,225
(Cost $787,851,300)
Other Assets in Excess of Liabilities - 0.99%			11,606,825

NET ASSETS - 100.00%			$1,176,232,050

*	Non Income Producing Security
+	This security or a portion of the security is out on loan at December 31, 2006. Total loaned securities had a market value of $144,131,227 at December 31, 2006.

See Notes to Financial Statements.

www.Bridgeway.com	45

Bridgeway Micro-Cap Limited Fund

MANAGER’S COMMENTARY

(Unaudited)

January 31, 2007

Dear Fellow Micro-Cap Limited Fund Shareholder,

The Fund was up 3.41% in the December quarter, compared to the 10.88% return for our primary benchmark, the CRSP Cap-Based Portfolio 9 Index, 7.81% for our peer benchmark, the Lipper Small-Cap Stock Funds Index, and 8.90% for the Russell 2000 Index of small companies. It was a poor quarter.

The Fund lagged its benchmarks for the calendar year as presented in the table below, down 2.34% versus 17.16% for the CRSP 9 Index, 14.66% for our peer benchmark, the Lipper Small-Cap Stock Funds Index, and 18.37% for the Russell 2000 Index. This was the result of poor performance across four of our five models and an unusual market environment (especially in the September quarter) that did not reward the favorable reports of some of our stocks, while pummeling our stocks with unfavorable reports. It was only the second calendar year since inception in 1998 that we had a negative return.

The table below presents our December quarter, one-year, five-year, and life-to-date financial results according to the formula required by the SEC. A graph of quarterly performance since inception appears on the following page.

	Dec. Qtr. 10/1/06 to 12/31/06	1 Year 1/1/06 to 12/31/06	5 Year 1/1/02 to 12/31/06	Life-to-Date 6/30/98 to 12/31/06

Micro-Cap Limited Fund	3.41%	-2.34%	12.77%	17.88%
CRSP Cap-Based Portfolio 9 Index	10.88%	17.16%	13.51%	11.99%
Lipper Small-Cap Stock Funds Index	7.81%	14.66%	9.91%	7.09%
Russell 2000 Index (small stocks)	8.90%	18.37%	11.39%	7.97%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 700 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. The Lipper Small Cap Stock Funds Index is an index of small-cap funds compiled by Lipper, Inc. The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., Micro-Cap Limited Fund ranked 95th of 95 micro-cap funds for the past twelve months, 35th of 59 such funds over the past five years and 5th of 42 funds since inception in June, 1998. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

46	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Growth of $10,000 Invested in Micro-Cap Limited Fund and Indexes from 6/30/98 (inception) to 12/31/06

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Our energy stocks contributed the most to our December quarter performance, although only two, Allis-Chalmers and Superior Well Services, made it to the top ten. Our ten best stocks added a respectable 5% to quarterly return, enough to overcome the worst ten, but not enough to bring up our calendar-year numbers.

These are the ten best-performing companies in the December quarter:

Rank	Description	Industry	% Gain
1	Amkor Technology, Inc.	Semiconductors	77.7%
2	Allis-Chalmers Energy, Inc.	Oil & Gas Services	53.5%
3	Smart Modular Technologies	Computers	41.8%
4	CDC Corp., Class A	Internet	31.0%
5	Newport Corp.	Telecommunications	28.5%
6	Superior Well Services, Inc.	Oil & Gas Services	26.4%
7	Ezcorp, Inc.	Retail	26.0%
8	Kimball International Inc., Class B	Home Furnishings	22.9%
9	HUB Group, Inc.	Transportation	20.9%
10	AEP Industries, Inc.	Packaging & Containers	20.7%

Amkor is a leading provider of advanced semiconductor assembly and test services. It had been a strong buy in our all-cap funds, Aggressive Investors 1 and 2, which can buy companies of any size. Through the summer and early fall of 2006, the company was fraught with problems that seemed to be one domino of bad news falling after another: the company warning of slowing growth rates, the SEC looking into option award practices, delays in filing its 10Q financial statements with the SEC pending the results of the stock option inquiry, threat of stock exchange delisting, announcement of likely restated financial results from the options probe, probable non-compliance with lending requirements (bondholder covenants) due to the delayed filings, and the specter of bankruptcy should the bondholders accelerate bond payment. On top of all this, the market environment was very unfriendly to this kind of stock, and for all these reasons the stock price was pummeled. It would seem things just couldn’t get worse. (Things can always get worse.) In the midst of all this bad news, the company continued to report favorable underlying economic results. At the lower price, one of our models still liked the stock. And at the lower price, the company had become a micro-cap stock. This is where the advantage of quantitative investing comes into play—taking all the emotion out of the process. Based on its reclassification and model recommendation, we bought it for Micro-Cap Limited at prices under $5.50. (A personal footnote: on our team we say that we guard against favorite stocks or models—avoiding emotional attachment which could take one in the wrong direction. We also “confess” to personal attachments, so here’s mine: I’m actually most comfortable buying stocks, like Amkor, after the price has been “beaten up” on speculation of “more bad things to come.” This is “my kind of stock buy.” Having said that, I’ll revert to my official position: it’s just another stock.)

www.Bridgeway.com	47

Bridgeway Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Amkor had started out the September quarter at a price of $9.46 and ended that quarter at $5.15. Thereafter, much of the “bad news” unwound as more facts came to light. The company reported another quarter of good financial results. The stock option inquiry exonerated all current members of management. Prior financials were restated, and the company was able to make their financial filings. The bondholders dropped their threat of accelerated payments, and the threat of bankruptcy filings vanished. With help from the market recovery in the fourth quarter, the stock price recovered to $9.34 at December quarter end. Amkor contributed a bit over 1% to our December quarter performance, significant for a single holding.

Oil and gas companies worldwide continue to increase their exploration and production spending in response to generally sustained high oil and gas prices. Founded in 1913 in Houston, Allis-Chalmers Energy, Inc. provides oilfield services and equipment to the oil and gas exploration and development companies primarily in Texas, Louisiana, New Mexico, Colorado, and Oklahoma. Companies like Allis-Chalmers became great buys when the price of oil dipped over the summer. But, like one analyst said, “if you haven’t already traded in your SUV for tennis shoes while the used car market is hot, you may have missed an opportunity”. An interesting side note is that most companies that provide equipment and chemicals to the exploration industry get paid whether wells produce or not. However, as you know, we don’t get caught up in stories and emotion. We trust the models, one of which brought us to this stock, which performed nicely through the quarter and contributed over 0.5% to return.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Two of our worst-performing stocks for the December quarter were among the best stocks in the September quarter: Saia Inc. and SYKES Enterprises. As poor performers go, seven companies with performance under -20% is not too bad a showing.

These are the ten worst-performing companies in the December quarter:

Rank	Description	Industry	% Loss
1	Optimal Group, Inc.	Computers	-29.4%
2	Lionbridge Technologies	Internet	-27.1%
3	True Religion Apparel, Inc.	Apparel	-24.7%
4	BTU International, Inc.	Semiconductors	-24.4%
5	Mothers Work, Inc.	Retail	-21.8%
6	Aspreva Pharmaceuticals Corp.	Pharmaceuticals	-20.9%
7	Encore Wire Corp.	Electrical Compo & Equip	-20.9%
8	Pantry, Inc.	Retail	-16.9%
9	Saia, Inc.	Transportation	-14.4%
10	SYKES Enterprises, Inc.	Computers	-13.9%

The consumer, cyclical sector (retail and apparel industries) was our poorest-performing group, with True Religion costing us 0.87% in return. True Religion Apparel, Inc., through its wholly owned subsidiary, Guru Denim, Inc., designs, manufactures and sells denim jeans, corduroy jeans and jackets, velvet jeans and jackets, skirts, shorts, T-shirts, sweaters, and sportswear. Its stock price “fell off the cliff” after third quarter reports of 37 cents per share earnings when analysts expected 44 cents. Fashion trends can play havoc on revenues; international sales were down, 48% in Japan alone compared to a year ago. Our model decided not to wait for a revival, and we sold our position before the end of the quarter.

The Pantry operates 1,506 convenience stores in 11 states under a variety of banners, primarily Kangaroo Express. In the midst of a slew of good company news, one negative can cause a price tumble. The Pantry announced fiscal fourth quarter results: earnings of $26.7 million, $1.16 a share, up from $25.4 million and $1.12 a share, beating its target by a penny. Revenue rose to $1.69 billion from $1.38 billion, also exceeding projections of $1.66 billion. However, company officials project $2.80 to $3 per share for the next fiscal year, and analysts expected $3.32. On that news alone, the stock price fell 13%. Although we have trimmed our position recently, we still hold the stock.

48	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Our best stocks for the calendar year came from six different sectors and nine different industries. We had some good companies, just not enough to bring us out of our dismal performance against our benchmarks.

Rank	Description	Industry	% Gain
1	Ezcorp, Inc.	Retail	219.0%
2	Amkor, Technology Inc.	Semiconductors	67.2%
3	Nutri/System, Inc.	Internet	63.9%
4	Clean Harbors, Inc.	Environmental Control	55.9%
5	HUB Group, Inc.	Transportation	55.9%
6	Allis-Chalmers Energy, Inc.	Oil & Gas Services	53.5%
7	Knot, Inc.	Internet	48.4%
8	Kendle International, Inc.	Commercial Services	46.8%
9	Broadwing Corp.	Telecommunications	44.1%
10	Smart Modular Technologies	Computers	41.8%

Ezcorp has been a steady performer for our Fund since mid 2004. It operates pawn shops and payday loan stores. In early November this year, company officials announced that earnings from loans were better because of a recent increase in paid debt. The company opened 46 stores in the September quarter with plans for 100 more in fiscal 2007. Upon the news that earnings were 61 cents to 64 cents a share, above its earlier prediction of 43 to 46 cents, the stock price rose almost 20%, which increased our position to 3% of the portfolio.

HUB Group is a freight transportation management company, providing intermodal, truck brokerage and logistics services. The spikes on the graph of its stock price over the last year will make you dizzy. The announcement of its repurchase of up to $75 million of Class A common stock in late October gave the price upward movement that continues at this writing.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  As you can see in the list below, our worst performers clustered around technology stocks (semiconductors and computers industries.) Even though we only had three stocks with lower than -50% performance, 80 out of 145 holdings were in negative performance for the calendar year.

Here are the ten worst-performing companies for the calendar year:

Rank	Description	Industry	% Loss
1	Bookham, Inc.	Semiconductors	-70.1%
2	BTU International, Inc.	Semiconductors	-56.4%
3	Portalplayer, Inc.	Semiconductors	-52.3%
4	Optimal Group, Inc.	Computers	-47.8%
5	Conn’s, Inc.	Retail	-41.5%
6	Multi-Fineline Electronix, Inc.	Electronics	-40.6%
7	American Science & Eng., Inc.	Electronics	-39.8%
8	Forgent Networks, Inc.	Telecommunications	-36.1%
9	Glenayre Technologies, Inc.	Telecommunications	-35.5%
10	Bronco Drilling Co., Inc.	Oil & Gas	-33.8%

Bookham, Inc. supplies optical component solutions for the telecommunications and industrial applications. It designs, manufactures, and markets optical components, modules, and subsystems that generate, detect, amplify, combine, and separate light signals principally for use in fiber optics communications networks. The first month after we purchased Bookham last spring, the price went up steadily. Since then, it has gone down, not so steadily. For their April quarter, the company posted an adjusted net loss of 34 cents a share on sales of $53 million. Analysts were looking for a net loss of

www.Bridgeway.com	49

Bridgeway Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

20 cents on sales of $52.7 million. The company blamed the hefty loss on surprisingly high costs related to the shutdown of its Paignton, U.K., factory and lower production in the quarter. We no longer hold this stock.

Top Ten Holdings as of December 31, 2006

Six of our top ten holdings were in the industrial sector (industries such as machinery, transportation, and electronics). Unfortunately, only two were star performers: HUB Group and Ezcorp. The top ten represented 32.5% of December 31, 2006 net assets, which is in line with our flexibility to concentrate more assets in a few names. Based on data from Morningstar, the median micro-cap fund has about 26% of net assets in the top 10 names.

Rank	Description	Industry	Percent of Net Assets
1	Robbins & Myers, Inc.	Machinery-Diversified	4.9%
2	Lindsay Manufacturing Co.	Machinery-Diversified	4.6%
3	HUB Group, Inc.	Transportation	4.0%
4	Freightcar America, Inc.	Miscell. Manufacturing	3.0%
5	Ezcorp, Inc.	Retail	3.0%
6	Rogers Corp.	Electronics	2.9%
7	Aspreva Pharmaceuticals Corp.	Pharmaceuticals	2.8%
8	Navigators Group, Inc.	Insurance	2.6%
9	Open Text Corp.	Software	2.4%
10	II-VI, Inc.	Electronics	2.3%

			32.5%

Industry Sector Representation as of December 31, 2006

Industrial sector stocks performed well for the Fund; however, the overweighting compared to our market index had little benefit to performance. On the other hand, our under weighting in consumer, cyclicals was a drag on our return.

Sector	% of Net Assets	% S&P Small-Cap Index	Difference
Basic Materials	1.5%	4.0%	-2.5%
Communications	11.4%	4.1%	7.3%
Consumer, Cyclical	9.0%	17.3%	-8.3%
Consumer, Non-cyclical	10.5%	17.5%	-7.0%
Energy	14.1%	7.2%	6.9%
Financial	8.9%	16.0%	-7.1%
Industrial	38.7%	18.7%	20.0%
Technology	6.2%	10.1%	-3.9%
Utilities	0.0%	5.1%	-5.1%
Cash	-0.3%	0.0%	-0.3%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in micro-cap companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

50	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Micro-Cap Limited Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information. For questions or other Fund information, call 1-800-661-3550 or visit the Fund’s website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

Thank you for your continued investment in Micro-Cap Limited Fund. This Fund remains open only to current investors as we seek to keep the nimbleness that has fared well through the years. As always, we appreciate your feedback.

Sincerely,

John Montgomery

www.Bridgeway.com	51

Bridgeway Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

	COMMON STOCKS - 100.36%
	Apparel - 2.00%
	Steven Madden Ltd.	40,100	$1,407,109

	Beverages - 0.89%
	National Beverage Corp.	44,900	629,947

	Chemicals - 1.48%
	NewMarket Corp.	17,700	1,045,185

	Commercial Services - 4.35%
	Dollar Financial Corp.*	51,600	1,437,576
	The Geo Group, Inc.*	19,100	716,632
	ICT Group, Inc.*	28,900	912,951

			3,067,159

	Computers - 1.54%
	SMART Modular Technology (WWE), Inc.*	80,500	1,083,530

	Diversified Financial Services - 2.31%
	Ocwen Financial Corp.*	102,500	1,625,650

Electrical Components & Equipment - 1.67%
	Superior Essex, Inc.*	35,300	1,173,725

	Electronics - 6.51%
	II-VI, Inc.*	59,100	1,651,254
	NovAtel, Inc.*	22,700	905,730
	Rogers Corp.*	34,300	2,028,845

			4,585,829

	Environmental Control - 3.55%
	Clean Harbors, Inc.*	26,000	1,258,660
	Metal Management, Inc.*	32,900	1,245,265

			2,503,925

	Hand/Machine Tools - 1.36%
	Baldor Electric Co.	28,600	955,812

	Healthcare - Products - 0.95%
	SurModics, Inc.*+	21,400	665,968

	Healthcare - Services - 0.52%
	Res-Care, Inc.*	20,300	368,445

	Home Furnishings - 1.08%
	Kimball International, Inc.	31,400	763,020

Industry	Company	Shares	Value

	Insurance - 6.63%
	CNA Surety Corp.*	53,000	$1,139,500
	Navigators Group, Inc.*	37,700	1,816,386
	Safety Insurance Group, Inc.	9,100	461,461
	Tower Group, Inc.	40,400	1,255,228

			4,672,575

	Internet - 8.97%
	CDC Corp.*+	152,200	1,445,900
	FTD Group, Inc.*	46,900	839,041
	GigaMedia Ltd.*+	109,500	1,069,815
	Interwoven, Inc.*	81,100	1,189,737
	The Knot, Inc.*	50,700	1,330,368
	Nutri/System, Inc.*+	7,000	443,730

			6,318,591

	Machinery - Diversified - 10.53%
	Kadant, Inc.*	29,800	726,524
	Lindsay Corp.	98,500	3,216,025
	Robbins & Myers, Inc.	75,600	3,471,552

			7,414,101

	Miscellaneous Manufacturers - 4.02%
	Freightcar America, Inc.+	37,800	2,096,010
	PW Eagle, Inc.+	21,400	738,300

			2,834,310

	Oil & Gas - 1.75%
	Bronco Drilling Co., Inc.*	71,800	1,234,242

	Oil & Gas Services - 12.32%
	Allis-Chalmers Energy, Inc.*	49,500	1,140,480
	Gulf Island Fabrication, Inc.	22,200	819,180
	Hercules Offshore, Inc.*	34,100	985,490
	Lufkin Industries, Inc.	15,600	906,048
	NATCO Group, Inc.*	45,100	1,437,788
	Seitel, Inc.*	226,539	809,877
	Superior Well Services, Inc.*	42,300	1,081,188
	Trico Marine Services, Inc.*	39,000	1,494,090

			8,674,141

	Packaging & Containers - 1.63%
	AEP Industries, Inc.*	21,500	1,146,165

	Pharmaceuticals - 3.81%
	Aspreva Pharmaceuticals Corp.*	96,300	1,976,076
	Axcan Pharma, Inc.*	49,800	709,152

			2,685,228

52	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Micro-Cap Limited Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Retail - 5.96%
	Ezcorp, Inc.*	128,082	$2,081,333
	Mothers Work, Inc.*	28,800	1,134,432
	The Pantry, Inc.*+	20,916	979,705

			4,195,470

Semiconductors - 2.00%
	Amkor Technology, Inc.*	150,700	1,407,538

Software - 2.67%
	Open Text Corp.*	84,200	1,709,260
	Witness Systems, Inc.*	9,600	168,288

			1,877,548

Telecommunications - 3.85%
	Knology, Inc.*	75,100	799,064
	Newport Corp.*	46,900	982,555
	Sirenza Microdevices, Inc.*	117,900	926,694

			2,708,313

Transportation - 8.01%
	Celadon Group, Inc.*	74,100	1,241,175
	Gulfmark Offshore, Inc.*	42,000	1,571,220
	HUB Group, Inc.*	102,800	2,832,140

			5,644,535

TOTAL COMMON STOCKS			70,688,061

(Cost $60,536,134)

TOTAL INVESTMENTS - 100.36%			$70,688,061
(Cost $60,536,134)
Liabilities in Excess of Other Assets - (0.36)%			(254,633)

NET ASSETS - 100.00%			$70,433,428

*	Non Income Producing Security
+	This security or a portion of the security is out on loan at December 31, 2006. Total loaned securities had a market value of $6,531,795 at December 31, 2006.

See Notes to Financial Statements.

www.Bridgeway.com	53

Bridgeway Small-Cap Growth Fund

MANAGER’S COMMENTARY

(Unaudited)

January 31, 2007

Dear Fellow Small-Cap Growth Fund Shareholder,

Our Fund was up 5.55% for the December 2006 quarter, compared to an 8.77% return for our primary market benchmark, the Russell 2000 Growth Index, and an 8.15% return of our peer benchmark, the Lipper Small-Cap Growth Index. It was a poor quarter relative to our benchmarks.

The one-year return was a dismal 5.31%, compared to a gain of 13.35% for our primary benchmark, the Russell 2000 Growth Index and 10.65% for our peer benchmark, the Lipper Small-Cap Growth Index. Our poor showing was the result of poor performance across a majority of our models and an unusual market environment that did not reward the favorable reports of some of our stocks, while pummeling our stocks with unfavorable reports.

The table below presents our December quarter, one-year and life-to-date financial results according to the formula required by the SEC. In line with our investment philosophy of focusing on the long term, we still lead both our performance benchmarks over the more relevant life-to-date period. A graph of quarterly performance since inception appears below.

	Dec. Qtr. 10/1/06 to 12/31/06	1 Year 1/1/06 to 12/31/06	Life-to-Date 10/31/03 to 12/31/06

Small-Cap Growth Fund	5.55%	5.31%	11.88%
Russell 2000 Growth Index	8.77%	13.35%	11.20%
Lipper Small-Cap Growth Index	8.15%	10.65%	9.36%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The Russell 2000 Growth Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., Small-Cap Growth Fund ranked 457th of 557 small-cap growth funds for the twelve-month period ended December 31, 2006 and 110th of 453 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Small-Cap Growth Fund and Indexes from 10/31/03 (inception) to 12/31/06

54	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Four of the ten best performers for the December quarter were industrial sector companies (machinery and manufacturing industries). Our top ten performers had good returns, adding just under 3% to quarterly return, but not enough to beat our benchmarks.

These are the ten best-performing stocks for the December quarter:

Rank	Description	Industry	% Gain
1	Amkor Technology, Inc.	Semiconductors	81.4%
2	Bolt Technology Corp.	Oil & Gas Services	59.0%
3	Intevac, Inc.	Machinery-Diversified	54.5%
4	DXP Enterprises, Inc.	Machinery-Diversified	49.8%
5	US Global Investors, Inc.	Diversified Finan Service	47.6%
6	TeleTech Holdings, Inc.	Commercial Services	47.0%
7	Medifast, Inc.	Commercial Services	41.1%
8	RPC, Inc.	Oil & Gas Services	40.8%
9	Ceradyne, Inc.	Miscellaneous Manufacturing	37.5%
10	Middleby Corp.	Machinery-Diversified	35.8%

Amkor is a leading provider of advanced semiconductor assembly and test services. We first purchased it into our Fund in April. Through the summer and early fall of 2006, the company was fraught with problems that seemed to be one domino of bad news falling after another: the company warning of slowing growth rates, the SEC looking into option award practices, delays in filing its 10Q financial statements with the federal government pending the results of the stock option inquiry, threat of stock exchange delisting, announcement of likely restated financial results from the options probe, probable non-compliance with lending requirements (bondholder covenants) due to the delayed filings, and the specter of bankruptcy should the bondholders accelerate bond payment. On top of all this, the market environment was very unfriendly to this kind of stock, and for all these reasons the stock price was pummeled. It would seem things just couldn’t get worse. (Things can always get worse.) In the midst of all this bad news, the company continued to report favorable underlying economic results. At the lower price, one of our models still liked the stock. This is where the advantage of quantitative investing comes into play—taking all the emotion out of the process. Based on a model recommendation, we added to our position. (A personal footnote: on our team we say that we guard against favorite stocks or models—avoiding emotional attachment, which could take one in the wrong direction. We also “confess” to personal attachments, so here’s mine: I’m actually most comfortable buying stocks, like Amkor, after the price has been “beaten up” on speculation of “more bad things to come.” This is “my kind of stock buy.” Having said that, I’ll revert to my official position: it’s just another stock.)

Amkor had started out the September quarter at a price of $9.46 and ended that quarter at $5.15. We added to our position at a cost of roughly $6 per share in this quarter. Thereafter, much of the “bad news” unwound as more facts came to light. The company reported another quarter of good financial results. The stock option inquiry exonerated all current members of management. Prior financials were restated, and the company was able to make their financial filings. The bondholders dropped their threat of accelerated payments, and the threat of bankruptcy filings vanished. With help from the market recovery in the fourth quarter, the stock price recovered to $9.34 at December quarter end—less than our original share cost, but much higher than the cost of shares added.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Interestingly, we had five of the worst performers in the industrial sector (four in the best performers.) Of the 140 companies in our Fund as of December 31, we had only six declining more than 20%, including one more than 30%. Still, it was enough to keep us from beating our benchmarks.

www.Bridgeway.com	55

Bridgeway Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten worst-performing stocks for the December quarter:

Rank	Description	Industry	% Loss
1	Encore Wire Corp.	Electrical Compo & Equip	-30.8%
2	LCA-Vision, Inc.	Healthcare-Products	-25.0%
3	FieldPoint Petroleum Corp.	Oil & Gas	-24.7%
4	Graham Corp.	Electrical Compo & Equip	-23.6%
5	EGL, Inc.	Transportation	-23.4%
6	United Retail Group, Inc.	Retail	-23.1%
7	Technitrol, Inc.	Electronics	-20.0%
8	United Industrial Corp./New York	Aerospace/Defense	-20.0%
9	NeuroMetrix, Inc.	Healthcare-Products	-19.4%
10	Datalink Corp.	Computers	-19.1%

Encore Wire Corporation manufactures copper electrical wire and cable for residential and commercial building. Its wire products are sold through wholesale electrical distributors and retail home improvement stores. Copper is the principal raw material used by Encore in manufacturing its products. The price of copper fluctuates, based on general economic conditions, supply, demand and other factors, which has caused monthly variations in the cost of copper. In fact, if you look at a graph showing the price of copper over the last few months, you’ll see some sharp volatility. Even though revenues had increased over the twelve months, the average cost per pound of raw copper had also increased 106%. Naturally, the cost of goods was higher, causing ratios to dip, which caused analysts to react negatively. Our model had a similar reaction, and we exited the stock before quarter end.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Our best-performing companies for the calendar year were a diverse group, representing six sectors and nine industries. Although we had 19 companies with over 50% gain for the year, it did not pull our performance up to our benchmarks. That hurts.

These are the ten best-performing companies for the calendar year:

Rank	Description	Industry	% Gain
1	Nvidia Corp.	Semiconductors	102.5%
2	Intevac, Inc.	Machinery-Diversified	96.2%
3	Titanium Metals Corp.	Mining	86.6%
4	Holly Corp.	Oil & Gas	78.1%
5	Guess?, Inc.	Apparel	71.0%
6	Clean Harbors, Inc.	Environmental Control	68.0%
7	Ocwen Financial Corp.	Diversified Finan Service	64.2%
8	Ansoft Corp.	Computers	63.0%
9	Cybersource Corp.	Internet	61.9%
10	Nutri/System, Inc.	Internet	59.2%

Nvidia Corporation manufactures programmable graphics processor technologies: graphics processing units, media and communications processors, handheld, and consumer electronics. It was our third best performer in the March quarter, second best in the September quarter and number 16 in the December quarter. If Nvidia is able to benefit from its largest client, Apple’s pricey new phone, it will be “in high cotton,” which is not a component our models track, by the way.

Guess? Inc. engages in the design, marketing, distribution, and licensing of lifestyle collections of casual apparel and accessories for men, women, and children. The company also grants licenses to manufacture and distribute a range of products, including eyewear, watches, handbags, footwear, fragrance, jewelry, and other fashion accessories. Guess? had a great fourth quarter, with December sales up 14.5% over December 2005 and annual sales up 12.2%, winning positive recommendations from analysts. We’ve held it since late 2005.

56	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  We had more companies on the negative side of performance in the apparel and retail industries—consumer, cyclical sector—for the calendar year. We had six stocks with declines more than 50%.

These are the ten worst-performing companies for the calendar year:

Rank	Description	Industry	% Loss
1	Escala Group, Inc.	Commercial Services	-77.2%
2	Empire Resources, Inc.	Metal Fabricate/Hardware	-73.2%
3	FieldPoint Petroleum Corp.	Oil & Gas	-67.0%
4	Chico's FAS, Inc.	Retail	-59.7%
5	Bookham, Inc.	Semiconductors	-54.9%
6	Conn's, Inc.	Retail	-50.4%
7	Volcom, Inc.	Apparel	-47.9%
8	NeuroMetrix, Inc.	Healthcare-Products	-47.0%
9	Brightpoint, Inc.	Distribution/Wholesale	-46.1%
10	Wind River Systems, Inc.	Software	-45.5%

NeuroMetrix, Inc. is the only company of the ten worst performers for the calendar year that we continued to own on December 31. The company designs proprietary medical devices used to diagnose neuropathies, diseases of the nervous system. Their NC-stat System provides physicians the ability to diagnose patients with neuropathies at the point-of-service. Although financial results have been strong and generally above expectations, news that a number of insurers have said they would restrict reimbursement for use of the tests has resulted in a downward price movement. As of December 31, we still have a small investment in the stock.

Top Ten Holdings as of December 31, 2006

Our top ten holdings represented only 22.3% of net assets, illustrating the diversification of the Fund across holdings and sectors.

Rank	Description	Industry	Percent of Net Assets
1	American Commercial Lines, Inc.	Transportation	4.3%
2	Dril-Quip, Inc.	Oil & Gas Services	2.6%
3	Guess?, Inc.	Apparel	2.4%
4	Ocwen Financial Corp.	Diversified Finan Service	2.0%
5	Ladish Co., Inc.	Metal Fabricate/Hardware	2.0%
6	Ansoft Corp.	Computers	1.9%
7	TeleTech Holdings, Inc.	Commercial Services	1.8%
8	CommScope, Inc.	Telecommunications	1.8%
9	Nutri/System, Inc.	Internet	1.8%
10	BMC Software, Inc.	Software	1.7%

			22.3%

www.Bridgeway.com	57

Bridgeway Small-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2006

Our largest sector weighting was in the industrial sector, which was also the best performer during the December quarter, adding almost 2% to our return. The financial sector showed the greatest disparity to our market index; however, the difference did not affect performance significantly.

Industry	% of Net Assets	% S&P Small-cap Index	Difference
Basic Materials	2.5%	4.0%	-1.5%
Communications	9.3%	4.1%	5.2%
Consumer, Cyclical	9.1%	17.3%	-8.2%
Consumer, Non-cyclical	20.3%	17.5%	2.8%
Energy	16.1%	7.2%	8.9%
Financial	5.5%	16.0%	-10.5%
Industrial	26.9%	18.7%	8.2%
Technology	10.9%	10.1%	0.8%
Utilities	0.0%	5.1%	-5.1%
Cash	-0.6%	0.0%	-0.6%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those regarding market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in small companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information. For questions or other Fund information, call 1-800-661-3550 or visit the Fund’s website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

58	Semi-Annual Report | December 31, 2006 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.Bridgeway.com	59

Bridgeway Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 100.82%
Aerospace/Defense - 0.97%
	AAR Corp.*+	58,129	$1,696,786

Apparel - 4.13%
	Guess?, Inc.*+	66,300	4,205,409
	Gymboree Corp.*	43,100	1,644,696
	Steven Madden Ltd.	39,792	1,396,301

			7,246,406

Banks - 0.91%
	Corus Bankshares, Inc.+	69,200	1,596,444

Biotechnology - 3.61%
	Digene Corp.*	43,385	2,079,009
	Illumina, Inc.*+	51,377	2,019,630
	Lifecell Corp.*	92,600	2,235,364

			6,334,003

Chemicals - 1.23%
	Lubrizol Corp.	6,000	300,780
	NewMarket Corp.	31,500	1,860,075

			2,160,855

Commercial Services - 9.44%
	Administaff, Inc.+	42,959	1,837,356
	Barrett Business Services	9,798	229,469
	Bright Horizons Family Solutions, Inc.*	8,800	340,208
	The Geo Group, Inc.*	54,500	2,044,840
	Home Solutions of America, Inc.*+	110,300	646,358
	ICT Group, Inc.*	56,164	1,774,221
	Kendle International, Inc.*	71,800	2,258,110
	Korn/Ferry International*	37,700	865,592
	MPS Group, Inc.*	109,500	1,552,710
	Sotheby's+	57,000	1,768,140
	TeleTech Holdings, Inc.*+	135,300	3,230,964

			16,547,968

Computers - 4.41%
	Ansoft Corp.*	121,800	3,386,040
	Cognizant Technology Solutions Corp.*	36,440	2,811,710
	Synplicity, Inc.*	246,600	1,543,716

			7,741,466

Diversified Financial Services - 4.64%
	Greenhill & Co., Inc.+	31,000	2,287,800
	Ocwen Financial Corp.*	216,700	3,436,862
	US Global Investors, Inc.+	35,793	2,407,079

			8,131,741

Industry	Company	Shares	Value

Electrical Components & Equipment - 2.21%
	General Cable Corp.*	46,200	$2,019,402
	Graham Corp.	11,400	149,910
	The Lamson & Sessions Co.*	70,200	1,703,052

			3,872,364

Electronics - 3.05%
	Itron, Inc.*+	30,200	1,565,568
	Technitrol, Inc.	65,000	1,552,850
	Thomas & Betts Corp.*	47,000	2,222,160

			5,340,578

Engineering & Construction - 0.62%
	ENGlobal Corp.*	169,244	1,088,239

Entertainment - 0.98%
	Pinnacle Entertainment, Inc.*	52,000	1,723,280

Environmental Control - 0.75%
	Clean Harbors, Inc.*	27,000	1,307,070

Hand/Machine Tools - 1.49%
	Baldor Electric Co.	78,400	2,620,128

Healthcare - Products - 5.54%
	Bovie Medical Corp.*	14,810	134,327
	Cutera, Inc.*	46,200	1,247,400
	Hologic, Inc.*+	30,000	1,418,400
	Inverness Medical Innovations, Inc.*	55,900	2,163,330
	NeuroMetrix, Inc.*+	89,700	1,337,427
	SurModics, Inc.*+	18,000	560,160
	Vital Images, Inc.*	81,800	2,846,640

			9,707,684

Healthcare - Services - 1.10%
	Air Methods Corp.*	68,904	1,923,800

Internet - 2.66%
	Move, Inc.*	145,000	798,950
	Nutri/System, Inc.*+	49,000	3,106,110
	TheStreet.com, Inc.	85,000	756,500

			4,661,560

Machinery - Construction & Mining - 1.24%
	Joy Global, Inc.+	45,000	2,175,300

Machinery - Diversified - 3.97%
	DXP Enterprises, Inc.*+	39,000	1,366,560
	Gardner Denver, Inc.*	40,000	1,492,400

60	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Machinery - Diversified (continued)
	Intevac, Inc.*	87,000	$2,257,650
	Middleby Corp.*	17,600	1,842,192

			6,958,802

Media - 0.75%
	Martha Stewart Living Omnimedia, Inc.*	60,400	1,322,760

Metal Fabricate/Hardware - 3.79%
	Dynamic Materials Corp.	58,100	1,632,610
	Kaydon Corp.+	40,000	1,589,600
	Ladish Co., Inc.*	92,599	3,433,571

			6,655,781

Mining - 1.25%
	Titanium Metals Corp.*+	74,400	2,195,544

Miscellaneous Manufacturers - 3.31%
	Ceradyne, Inc.*+	35,000	1,977,500
	Freightcar America, Inc.+	24,700	1,369,615
	Trinity Industries, Inc.	70,050	2,465,760

			5,812,875

Oil & Gas - 2.61%
	Frontier Oil Corp.+	61,000	1,753,140
	Grey Wolf, Inc.*	74,000	507,640
	Occidental Petroleum Corp.	16,800	820,344
	Parallel Petroleum Corp.*	85,000	1,493,450

			4,574,574

Oil & Gas Services - 13.49%
	Bolt Technology Corp.*	79,518	1,773,251
	Dril-Quip, Inc.*	115,800	4,534,728
	FMC Technologies, Inc.*	7,015	432,335
	Helix Energy Solutions Group, Inc.*	47,000	1,474,390
	Hercules Offshore, Inc.*	39,000	1,127,100
	Input/Output, Inc.*+	87,900	1,198,077
	Lufkin Industries, Inc.	37,600	2,183,808
	Mitcham Industries, Inc.*	98,700	1,179,465
	NATCO Group, Inc.*	55,400	1,766,152
	RPC, Inc.	48,050	811,084
	Superior Energy Services*	68,600	2,241,848
	Tetra Technologies, Inc.*+	90,000	2,302,200
	Tidewater, Inc.+	35,000	1,692,600
	Trico Marine Services, Inc.*	24,600	942,426

			23,659,464

Pharmaceuticals - 0.70%
	Anika Therapeutics, Inc.*	54,325	720,893
	Valeant Pharmaceuticals International	29,500	508,580

			1,229,473

Industry	Company	Shares	Value

Retail - 4.01%
	Cash America International, Inc.	41,846	$1,962,577
	Coldwater Creek, Inc.*+	73,650	1,805,898
	Dress Barn, Inc.*+	75,000	1,749,750
	MSC Industrial Direct Co.	30,200	1,182,330
	United Retail Group, Inc.*	24,000	336,480

			7,037,035

Semiconductors - 2.44%
	Amkor Technology, Inc.*+	177,550	1,658,317
	MKS Instruments, Inc.*	30,000	677,400
	Nvidia Corp.*+	52,400	1,939,324

			4,275,041

Software - 4.06%
	BMC Software, Inc.*	92,500	2,978,500
	Informatica Corp.*	70,400	859,584
	Opnet Technologies, Inc.*	145,000	2,095,250
	Quality Systems, Inc.	31,800	1,185,186

			7,118,520

Telecommunications - 5.91%
	CommScope, Inc.*	103,500	3,154,680
	Comtech Telecommunications Corp.*	16,687	635,274
	Interdigital Communications Corp.*	9,312	312,418
	Knology, Inc.*	31,053	330,404
	Lightbridge, Inc.*	180,400	2,442,616
	Oplink Communications, Inc.*	73,000	1,500,880
	Sonus Networks, Inc.*	257,000	1,693,630
	WPCS International, Inc.*	28,878	296,577

			10,366,479

Transportation - 5.55%
	American Commercial Lines, Inc.*+	114,600	7,507,446
	EGL, Inc.*	24,091	717,430
	Kirby Corp.*	44,000	1,501,720

			9,726,596

TOTAL COMMON STOCKS			176,808,616

(Cost $148,358,885)

TOTAL INVESTMENTS - 100.82%			$176,808,616
(Cost $148,358,885)
Liabilities in Excess of Other Assets - (0.82)%			(1,433,028)

NET ASSETS - 100.00%			$175,375,588

*	Non Income Producing Security
+	This security or a portion of the security is out on loan at December 31, 2006. Total loaned securities had a market value of $50,518,698 at December 31, 2006.

See Notes to Financial Statements.

www.Bridgeway.com	61

Bridgeway Small-Cap Value Fund

MANAGER’S COMMENTARY

(Unaudited)

January 31, 2007

Dear Fellow Small-Cap Value Fund Shareholder,

Our Fund was up 6.39% in the December 2006 quarter, compared to a 9.03% gain for our primary market benchmark, the Russell 2000 Value Index, and an 8.18% return of our peer benchmark, the Lipper Small-Cap Value Index. It was a poor quarter relative to our benchmarks.

For the calendar year, the Fund was up 12.77%, trailing the Russell 2000 Value Index by 10.71% and the Lipper Small-Cap Value Index by 4.36%. Our poor showing was the result of poor performance across a majority of our models and an unusual market environment that did not reward the favorable reports of some of our stocks, while pummeling our stocks with unfavorable reports. As a result, we have some “catch up” to do on our relative performance since inception.

The table below presents our December quarter, one-year and life-to-date financial results according to the formula required by the SEC. A graph of quarterly performance since inception appears below.

	Dec. Qtr. 10/1/06 to 12/31/06	1 Year 1/1/06 to 12/31/06	Life-to-Date 10/31/03 to 12/31/06

Small-Cap Value Fund	6.39%	12.77%	16.36%
Russell 2000 Value Index	9.03%	23.48%	18.25%
Lipper Small-Cap Value Index	8.18%	17.13%	16.97%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The Russell 2000 Value Index is an unmanaged index which consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., Small-Cap Value Fund ranked 196th of 256 small-cap value funds for the twelve-month period ended December 31, 2006 and 94th of 209 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

Growth of $10,000 Invested in Small-Cap Value Fund and Indexes from 10/31/03 (inception) to 12/31/06

62	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Small-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Fifteen stocks had greater than 20% gains for the December quarter, and unfortunately we had only one star performer. The ten best performers in the list below represented a diverse group of sectors and industries.

These are the ten best-performing companies for the December quarter:

Rank	Description	Industry	% Gain
1	Amkor Technology, Inc.	Semiconductors	81.4%
2	Cleveland-Cliffs, Inc.	Iron/Steel	27.1%
3	Commercial Metals Co.	Metal Fabricate/Hardware	26.9%
4	Administaff, Inc.	Commercial Services	26.9%
5	Ezcorp, Inc.	Retail	26.0%
6	iMergent, Inc.	Internet	25.0%
7	FEI Co.	Electronics	24.9%
8	American Physicians Capital, Inc.	Insurance	24.1%
9	Dobson Communications Corp.	Telecommunications	24.1%
10	Spartan Stores, Inc.	Food	23.9%

Amkor is a leading provider of advanced semiconductor assembly and test services. We first purchased it into our Fund in February. Through the summer and early fall of 2006, the company was fraught with problems that seemed to be one domino of bad news falling after another: the company warning of slowing growth rates, the SEC looking into option award practices, delays in filing its 10Q financial statements with the federal government pending the results of the stock option inquiry, threat of stock exchange delisting, announcement of likely restated financial results from the options probe, probable non-compliance with lending requirements (bondholder covenants) due to the delayed filings, and the specter of bankruptcy should the bondholders accelerate bond payment. On top of all this, the market environment was very unfriendly to this kind of stock, and for all these reasons the stock price was pummeled. It would seem things just couldn’t get worse. (Things can always get worse.) In the midst of all this bad news, the company continued to report favorable underlying economic results. At the lower price, one of our models still liked the stock. This is where the advantage of quantitative investing comes into play – taking all the emotion out of the process. Based on the model “advice,” we held on to our position. (A personal footnote: on our team we say that we guard against favorite stocks or models – avoiding emotional attachment, which could take one in the wrong direction. We also “confess” to personal attachments, so here’s mine: I’m actually most comfortable buying (or holding) stocks, like Amkor, after the price has been “beaten up” on speculation of “more bad things to come.” This is “my kind of stock buy.” Having said that, I’ll revert to my official position: it’s just another stock.)

Amkor had started out the September quarter at a price of $9.46 and ended that quarter at $5.15. Thereafter, much of the “bad news” unwound as more facts came to light. The company reported another quarter of good financial results. The stock option inquiry exonerated all current members of management. Prior financials were restated, and the company was able to make their financial filings. The bondholders dropped their threat of accelerated payments, and the threat of bankruptcy filings vanished. With help from the market recovery in the fourth quarter, the stock price recovered to $9.34 at December quarter end.

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Of the 105 companies in our Fund as of December 31, we had only three declining more than 20%. Although the industrial sector (transportation, electronics and aerospace industries) was our best-performing sector in the quarter, we had four industrial stocks in the list below. As losers go, it wasn’t a bad list, but it was enough to drag our performance below our benchmarks.

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MANAGER’S COMMENTARY (continued)

(Unaudited)

These are the ten worst-performing companies for the December quarter:

Rank	Description	Industry	% Loss
1	Saia, Inc.	Transportation	-28.8%
2	United Retail Group, Inc.	Retail	-23.1%
3	Intervest Bancshares Corp.	Banks	-21.0%
4	Technitrol, Inc.	Electronics	-20.0%
5	United Industrial Corp./New York	Aerospace/Defense	-20.0%
6	Park Electrochemical Corp.	Electronics	-19.0%
7	Pantry, Inc.	Retail	-16.7%
8	Humana, Inc.	Healthcare-Services	-16.3%
9	Valeant Pharmaceuticals International	Pharmaceuticals	-13.4%
10	Meadowbrook Insurance Group, Inc.	Insurance	-12.2%

Saia, Inc., through its subsidiary, Saia Motor Freight Line, Inc., provides various trucking transportation and supply chain solutions to the retail, chemical, and manufacturing industries. Its stock price took a steep downward trend in mid to late October resulting from reports of a lackluster beginning of the holiday season. Retail customers had also delayed orders, keeping lean control of inventories and using software to manage products corresponding to customer choices. Rising gasoline prices didn’t help matters. We trimmed our position slightly, but continue holding the company.

The Pantry operates 1,506 convenience stores in 11 states under a variety of banners, primarily Kangaroo Express. In the midst of a slew of good company news, one negative can cause a price tumble. The Pantry announced fiscal fourth quarter results: earnings of $26.7 million, $1.16 a share, up from $25.4 million and $1.12 a share, beating its target by a penny. Revenue rose to $1.69 billion from $1.38 billion, also exceeding projections of $1.66 billion. However, company officials project $2.80 to $3 per share for the next fiscal year, and analysts expected $3.32. On that news alone, the stock price fell 13%. We continue to hold.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Small value stocks performed much better the second six months than the first, and fairly evenly across sectors and industries.

These are the ten best-performing companies for the calendar year:

Rank	Description	Industry	% Gain
1	Ezcorp, Inc.	Retail	219.0%
2	Knight Capital Group, Inc.	Diversified Finan Service	95.7%
3	Spartan Stores, Inc.	Food	93.9%
4	Titanium Metals Corp.	Mining	86.6%
5	Interdigital Communications Corp.	Telecommunications	81.7%
6	Clean Harbors, Inc.	Environmental Control	68.5%
7	Stewart & Stevenson Services, Inc.	Machinery-Diversified	66.5%
8	Dril-Quip, Inc.	Oil & Gas Services	65.9%
9	Holly Corp.	Oil & Gas	65.3%
10	EMCOR Group, Inc.	Engineering & Construction	64.7%

Ezcorp has been a steady performer for our Fund since the fall of 2005. It operates pawn shops and payday loan stores. In early November this year, company officials announced that earnings from loans were better because of a recent increase

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MANAGER’S COMMENTARY (continued)

(Unaudited)

in paid debt. The company opened 46 stores in the September quarter with plans for 100 more in fiscal 2007. Upon the news that earnings were 61 cents to 64 cents a share, above its earlier prediction of 43 to 46 cents, the stock price rose almost 20%.

Founded in 1917 in Grand Rapids, Michigan, Spartan Stores, Inc. engages in the distribution and retailing of groceries principally in Michigan, Ohio, and Indiana through approximately 350 independent grocery stores and 73 corporate-owned stores. It has been a steady performer for us since early 2005. Second-quarter results beat analysts’ expectations, resulting in an almost 12% stock price increase in mid-October. Since then, the price has moved slowly, steadily upward.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Four of the worst-performing companies for the calendar year in the list below are in the consumer, cyclical sector (home builders, retail and distribution industries). We had sold all of them by the end of the summer, stopping the drag on performance for the fourth quarter.

These are the ten worst-performing companies for the calendar year:

Rank	Description	Industry	% Loss
1	Escala Group, Inc.	Commercial Services	-76.7%
2	Peerless Systems Corp.	Software	-57.7%
3	Wind River Systems, Inc.	Software	-44.6%
4	KB Home	Home Builders	-37.7%
5	Building Material Holding Corp.	Distribution/Wholesale	-36.9%
6	MarineMax, Inc.	Retail	-34.9%
7	Mitcham Industries, Inc.	Oil & Gas Services	-31.6%
8	Navarre Corp.	Distribution/Wholesale	-31.2%
9	Checkpoint Systems, Inc.	Electronics	-31.2%
10	Omnivision Technologies, Inc.	Semiconductors	-30.2%

The only stock that we continued to hold after December 31, 2006 of the ten in the list above is Mitcham Industries. The company leases and sells geophysical and other equipment used primarily by seismic data acquisition contractors to perform seismic data acquisition surveys on land and in transition zones, such as marsh and shallow water areas. In mid-September shares were down 12% after the company reported a slim rise in quarterly results along with skittish oil prices, causing analysts to be wary. However, our model hasn’t signaled a sell, and we’re holding.

Top Ten Holdings as of December 31, 2006

All of our largest holdings were in positive performance territory, but only two were in the top ten best performers, Amkor Technology and Ezcorp. Our largest stocks comprised 25.3% of net assets.

Rank	Description	Industry	Percent of Net Assets
1	Quanta Services, Inc.	Commercial Services	3.4%
2	McDermott International, Inc.	Engineering & Construction	2.9%
3	Amkor Technology, Inc.	Semiconductors	2.8%
4	General Cable Corp.	Electrical Compo & Equip	2.7%
5	Ocwen Financial Corp.	Diversified Finan Service	2.6%
6	Ezcorp, Inc.	Retail	2.5%
7	Celadon Group, Inc.	Transportation	2.2%
8	AAR Corp.	Aerospace/Defense	2.1%
9	Knight Capital Group, Inc.	Diversified Finan Service	2.1%
10	Dress Barn, Inc.	Retail	2.0%

			25.3%

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Industry Sector Representation as of December 31, 2006

Our most heavily-weighted sector and the one most divergent to our market index was industrial, which was also our best-performing sector. However, technology was also a better-performing sector, and our underweighting hurt our return somewhat.

Industry	% of Net Assets	% S&P Small-Cap Index	Difference
Basic Materials	5.7%	4.0%	1.7%
Communications	5.1%	4.1%	1.0%
Consumer, Cyclical	17.2%	17.3%	-0.1%
Consumer, Non-cyclical	15.9%	17.5%	-1.6%
Energy	7.3%	7.2%	0.1%
Financial	11.8%	16.0%	-4.2%
Industrial	29.3%	18.7%	10.6%
Technology	4.2%	10.1%	-5.9%
Utilities	3.6%	5.1%	-1.5%
Cash	-0.1%	0.0%	-0.1%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those regarding market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors. Investments in small companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information. For questions or other Fund information, call 1-800-661-3550 or visit the Fund’s website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. As always, we appreciate your feedback.

Sincerely,

John Montgomery

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Bridgeway Small-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 100.15%
	Aerospace/Defense - 2.12%
	AAR Corp.*+	186,600	$5,446,854

	Agriculture - 1.27%
	The Andersons, Inc.	77,100	3,268,269

	Airlines - 1.70%
	Alaska Air Group, Inc.*+	110,700	4,372,650

	Apparel - 1.61%
	Steven Madden Ltd.	118,000	4,140,620

	Banks - 0.94%
	Intervest Bancshares Corp.*	70,102	2,412,210

	Chemicals - 0.32%
	UAP Holding Corp.	32,266	812,458

	Commercial Services - 8.10%
	Administaff, Inc.+	70,200	3,002,454
	Consolidated Graphics, Inc.*	14,500	856,515
	CPI Corp.	20,300	943,747
	Kendle International, Inc.*	58,700	1,846,115
	Korn/Ferry International*	78,900	1,811,544
	MPS Group, Inc.*	246,500	3,495,370
	Quanta Services, Inc.*+	451,600	8,882,972

			20,838,717

	Distribution/Wholesale - 0.93%
	WESCO International, Inc.*+	40,800	2,399,448

Diversified Financial Services - 6.07%
	Knight Capital Group, Inc.*	279,900	5,365,683
	The Nasdaq Stock Market, Inc.*+	49,660	1,529,031
	Ocwen Financial Corp.*	420,300	6,665,958
	Piper Jaffray Cos.*+	31,600	2,058,740

			15,619,412

	Electric - 3.62%
	OGE Energy Corp.	119,500	4,780,000
	UIL Holdings Corp.	107,666	4,542,428

			9,322,428

Electrical Components & Equipment - 2.69%
	General Cable Corp.*	158,500	6,928,035

Industry	Company	Shares	Value

Electronics - 2.74%
	FEI Co.*	51,129	$1,348,272
	Park Electrochemical Corp.	56,200	1,441,530
	Rogers Corp.*	10,500	621,075
	Technitrol, Inc.	152,900	3,652,781

			7,063,658

Engineering & Construction - 5.38%
	EMCOR Group, Inc.*	80,500	4,576,425
	McDermott International, Inc.*	147,300	7,491,678
	Sterling Construction Co., Inc.*	81,700	1,777,792

			13,845,895

Environmental Control - 1.95%
	Clean Harbors, Inc.*	103,800	5,024,958

Food - 2.81%
	Great Atlantic & Pacific Tea Co., Inc.+	124,100	3,194,334
	Spartan Stores, Inc.	193,300	4,045,769

			7,240,103

Hand/Machine Tools - 1.19%
	Regal-Beloit Corp.*	58,500	3,071,835

Healthcare - Products - 0.98%
	ICU Medical, Inc.*	61,894	2,517,848

Healthcare - Services - 2.37%
	Air Methods Corp.*	119,900	3,347,608
	Humana, Inc.*	13,460	744,473
	Res-Care, Inc.*	110,600	2,007,390

			6,099,471

Insurance - 4.84%
	American Physicians Capital, Inc.*	24,300	972,972
	Argonaut Group, Inc.*	29,500	1,028,370
	CNA Surety Corp.*	9,800	210,700
	Commerce Group, Inc.	67,400	2,005,150
	Meadowbrook Insurance Group, Inc.*	144,200	1,426,138
	Odyssey RE Holdings	44,400	1,656,120
	Safety Insurance Group, Inc.	14,234	721,806
	Tower Group, Inc.	110,000	3,417,700
	United Fire & Casualty Co.	28,600	1,008,150

			12,447,106

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Bridgeway Small-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Internet - 0.58%
	iMergent, Inc.*+	8,700	$249,168
	Move, Inc.*	226,800	1,249,668

			1,498,836

Iron/Steel - 4.57%
	Carpenter Technology Corp.	39,300	4,029,036
	Chaparral Steel Co.	35,000	1,549,450
	Cleveland-Cliffs, Inc.+	102,400	4,960,256
	Steel Dynamics, Inc.	37,400	1,213,630

			11,752,372

Machinery - Diversified - 3.54%
	Gardner Denver, Inc.*	112,400	4,193,644
	Robbins & Myers, Inc.	107,000	4,913,440

			9,107,084

Media - 0.52%
	Mediacom Communications Corp.*	167,142	1,343,822

Metal Fabricate/Hardware - 2.19%
	AM Castle & Co.	110,400	2,809,680
	Commercial Metals Co.	109,400	2,822,520

			5,632,200

Mining - 0.78%
	Titanium Metals Corp.*+	68,000	2,006,680

Miscellaneous Manufacturers - 1.69%
	PW Eagle, Inc.+	125,818	4,340,721

Office Furnishings - 0.50%
	Steelcase, Inc.	70,900	1,287,544

Oil & Gas - 3.31%
	Penn Virginia Corp.	44,000	3,081,760
	Tesoro Corp.+	35,700	2,347,989
	Vaalco Energy, Inc.*	457,900	3,090,825

			8,520,574

Oil & Gas Services - 3.95%
	Dril-Quip, Inc.*	108,400	4,244,944
	Mitcham Industries, Inc.*	141,900	1,695,705
	Petroquest Energy, Inc.*	93,500	1,191,190
	Swift Energy Co.*	45,900	2,056,779
	Tidewater, Inc.+	20,000	967,200

			10,155,818

Industry	Company	Shares	Value

Pharmaceuticals - 0.37%
	Anika Therapeutics, Inc.*	67,800	$899,706
	Valeant Pharmaceuticals International	3,300	56,892

			956,598

Retail - 11.91%
	Big Lots, Inc.*+	75,000	1,719,000
	Dillard’s, Inc.+	124,200	4,343,274
	Dress Barn, Inc.*+	224,000	5,225,920
	Ezcorp, Inc.*	396,000	6,435,000
	Group 1 Automotive, Inc.+	40,000	2,068,800
	Men’s Wearhouse, Inc.+	93,800	3,588,788
	The Pantry, Inc.*+	50,400	2,360,736
	Rush Enterprises, Inc.*	130,000	2,199,600
	United Retail Group, Inc.*	193,884	2,718,254

			30,659,372

Semiconductors - 4.24%
	Amkor Technology, Inc.*	760,700	7,104,938
	MKS Instruments, Inc.*	168,363	3,801,636

			10,906,574

Telecommunications - 3.97%
	Anixter International, Inc.*	18,000	977,400
	Dobson Communications Corp.*	435,500	3,793,205
	Interdigital Communications Corp.*	90,455	3,034,765
	RF Micro Devices, Inc.*+	355,800	2,415,882

			10,221,252

Toys/Games/Hobbies - 0.58%
	Topps Company, Inc.	168,500	1,499,650

Transportation - 5.82%
	Celadon Group, Inc.*	335,700	5,622,975
	HUB Group, Inc.*	107,400	2,958,870
	Kirby Corp.*	110,200	3,761,126
	Saia, Inc.*	113,180	2,626,908

			14,969,879

TOTAL COMMON STOCKS (Cost $201,255,403)			257,730,951

TOTAL INVESTMENTS - 100.15%			$257,730,951
(Cost $201,255,403)
Liabilities in Excess of Other Assets - (0.15)%			(395,778)

NET ASSETS - 100.00%			$257,335,173

*	Non income producing security
+	This security or a portion of the security is out on loan at December 31, 2006. Total loaned securities had a market value of $56,530,087 at December 31, 2006.

See Notes to Financial Statements.

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Bridgeway Large-Cap Growth Fund

MANAGER’S COMMENTARY

(Unaudited)

January 31, 2007

Dear Fellow Large-Cap Growth Fund Shareholder,

Our Fund had a positive return of 4.47% for the December 2006 quarter, compared to a 5.93% return for our primary market benchmark, the Russell 1000 Growth Index, and a 5.92% return of our peer benchmark, the Lipper Large-Cap Growth Index. It was a poor quarter on a relative basis.

For the full calendar year, the Fund was up 4.99%, trailing the Russell 1000 Growth Index (up 9.07%) but easing by the Lipper Large-Cap Growth Index (up 4.72%). This was enough to put us slightly behind our market benchmark since inception, and we’ve got some catch up to do.

The table below presents our December quarter, one-year and life-to-date financial results according to the formula required by the SEC. A graph of quarterly performance since inception appears at the top of the following page.

	Dec. Qtr. 10/1/06 to 12/31/06	1 Year 1/1/06 to 12/31/06	Life-to-Date 10/31/03 to 12/31/06

Large-Cap Growth Fund	4.47%	4.99%	7.76%
Russell 1000 Growth Index	5.93%	9.07%	8.00%
Lipper Large-Cap Growth Index	5.92%	4.72%	7.47%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com

The Russell 1000 Growth Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., Large-Cap Growth Fund ranked 382nd of 489 multi-cap growth funds for the twelve-month period as of December 31, 2006 and 297th of 392 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

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MANAGER’S COMMENTARY (continued)

(Unaudited)

Growth of $10,000 Invested in Large-Cap Growth Fund and Indexes from 10/31/03 (inception) to 12/31/06

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Our best performers for the December quarter represented a wide range of sectors and industries. Only seven posted returns above 20%, which was not enough to pull our quarterly performance above our benchmarks.

These are the ten best-performing stocks for the December quarter:

Rank	Description	Industry	% Gain
1	Allegheny Technologies, Inc.	Iron/Steel	45.8%
2	CB Richard Ellis Group, Inc.	Real Estate	35.0%
3	Joy Global, Inc.	Machinery-Constr & Mining	28.7%
4	Coach, Inc.	Apparel	24.9%
5	Precision Castparts Corp.	Metal Fabricate/Hardware	23.9%
6	ConocoPhillips	Oil & Gas	20.9%
7	DIRECTV Group, Inc.	Media	20.0%
8	Harman International Industries, Inc.	Home Furnishings	19.7%
9	Merrill Lynch & Co., Inc.	Diversified Finan Service	19.0%
10	Cisco Systems, Inc.	Telecommunications	18.9%

Allegheny Technologies Incorporated engages in the production and sale of a range of specialty metals such as nickel and cobalt-based alloys; titanium and titanium-based alloys; zirconium, and many other specialty metals. It has diverse clients from aerospace, defense, chemical processing, oil and gas, to food processing equipment and medical industries. In mid-October Allegheny signed a long-term agreement with Boeing for titanium products for commercial aerospace applications, with estimated revenue of $2.5 billion. It has been a steady climber for our Fund since our mid-summer purchase.

CB Richard Ellis is a well-known name in commercial real estate. In late September it sponsored an IPO for its financing division, CBRE Realty Finance Inc. Shortly thereafter, it joined the S&P 500 Index, replacing Bell South, which was about to be acquired by AT&T. At the end of October, its announcement of plans to buy its rival, Trammell Crow sent both stocks upward, 6.4% and 24.7%, respectively. The transaction was completed in December. In the January 23 issue of Investors Business Daily, Marilyn Alva wrote, “There are two kinds of real estate. There’s the kind that’s been down in the dumps; that would be on the residential side. And there’s the bright-eyed, happy one – the commercial real estate market. CB Richard Ellis Group wears the happy face.” As you might guess, our model doesn’t really care who’s smiling. It just seeks to pick one good stock at a time. This is one.

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MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  “What didn’t work” in the December quarter, as you can see in the list below, was not that we had a great number of stocks under water. We just needed more depth on the bench of positive performers above. Only two companies had returns that declined more than 20%.

These are the ten worst-performing stocks for the December quarter:

Rank	Description	Industry	% Loss
1	Citrix Systems, Inc.	Software	-25.3%
2	Corning, Inc.	Telecommunications	-23.4%
3	SanDisk Corp.	Computers	-19.6%
4	Molex, Inc.	Electrical Compo &Equip	-18.8%
5	Motorola, Inc.	Telecommunications	-17.8%
6	TD Ameritrade Holding Corp.	Diversified Finan Service	-14.2%
7	Texas Instruments, Inc.	Semiconductors	-13.4%
8	TXU Corp.	Electric	-13.3%
9	Abercrombie & Fitch Co.	Retail	-10.9%
10	Expeditors Inter. Washington, Inc.	Transportation	-9.2%

Motorola, our fourth best performer in the September quarter, dropped to fifth worst this quarter. Cell phone competition has been fierce, not only with Nokia and Samsung, but also from its own Krzr, the new version of the popular slim phone, Razr, which has sold more than 50 million units world-wide (including the one I bought my wife last year). After announcing in mid-October that third quarter revenues fell short of expectations and that earnings fell 45% year-over-year, its share price fell 11% over the next few days.

We continued to hold all ten of these companies at December 31; we sold our positions in Molex and Motorola in January of 2007.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Our best-performing stocks for the calendar year represented six sectors and nine industries, quite a diverse group. Precision Castparts, Cisco Systems and Nordstrom each added over 1% to our return for the year.

These are the ten best-performing stocks for the calendar year:

Rank	Description	Industry	% Gain
1	Precision Castparts Corp.	Metal Fabricate/Hardware	52.7%
2	Freescale Semiconductor, Inc. Class B	Semiconductors	52.0%
3	Freescale Semiconductor, Inc.	Semiconductors	44.0%
4	Cisco Systems, Inc.	Telecommunications	43.8%
5	Walt Disney Co.	Media	43.0%
6	Paccar, Inc.	Auto Manufacturers	40.6%
7	Allegheny Technologies, Inc.	Iron/Steel	38.2%
8	Chicago Mercan. Exch. Hold., Inc.	Diversified Finan Service	37.3%
9	Monsanto Co.	Chemicals	35.5%
10	Nordstrom, Inc.	Retail	31.9%

Founded in 1949 in Oregon, Precision Castparts Corp. manufactures metal components and products and provides investment (outer covering) castings, forgings, and fasteners/fastener systems for critical aerospace and industrial gas turbine applications. In late October in its quarterly report, it announced that profit figures were double over a year ago, soundly beating analysts’ expectations. Its stock price did not spike, but continued its gentle rise, which has continued into 2007 as well.

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MANAGER’S COMMENTARY (continued)

(Unaudited)

Freescale, which was spun off from Motorola in 2004, makes chips for the cell phone handset market, as well as integrated circuits for automotive and industrial equipment. In September, the company began considering an acquisition bid from Blackstone Group. The announcement resulted in a 20.5% price jump, and we sold our shares shortly thereafter. Freescale is interesting in that we owned two different “share classes” of the stock. Typically, a company may have more than a single share class in order to keep voting control of the company in the hands of a small number of shareholders, as is the case here. We may buy one or both share classes depending on the price and trading characteristics of the two share classes.

Generally, companies that choose to have multiple classes of common stock assign more voting rights to one class of stock than the other. The company may provide its founders, executives or other large stakeholders with a different class of common stock that carries multiple votes for each single share of stock. Investors should always research the details of a company’s share classes if they are considering investing in a firm with more than one class. The purpose of the super voting shares is often to give key company insiders greater control over the company’s voting rights, which can also be an effective defense against hostile takeovers. Different share classes typically have the same rights to profits and company ownership. Provided the large stakeholders who own the disproportionate voting shares are successful in running the company, this should be of little concern to investors – especially the typical retail investor who has a very tiny stake in the company anyway. Normally, the existence of dual share classes would only be a problem if an investor believed the disproportionate voting rights were allowing inferior management to remain in place in spite of the best interests of shareholders. In the case of Freescale, we received the “B” share class of stock from the Motorola spin off. Early in 2006, we purchased the “A” share class of the stock because it had more attractive trading characteristics. After we sold both positions, the deal finally closed on December 1, and both classes were acquired by Blackstone.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  Eight stocks had a decline in return over 30% for the calendar year. We sold Chico’s and Advance Micro Devices in the late summer, but their cumulative effect had already hurt our calendar year performance, earning them the top two spots.

Rank	Description	Industry	% Loss
1	Chico’s FAS, Inc.	Retail	-58.8%
2	Advanced Micro Devices, Inc.	Semiconductors	-42.9%
3	Broadcom Corp.	Semiconductors	-36.1%
4	SanDisk Corp.	Computers	-34.5%
5	Jabil Circuit, Inc.	Electronics	-34.4%
6	TD Ameritrade Holding Corp.	Diversified Finan Service	-32.6%
7	Citrix Systems, Inc.	Software	-32.0%
8	Juniper Networks, Inc.	Telecommunications	-30.0%
9	Joy Global, Inc.	Machinery-Constr & Mining	-29.0%
10	Getty Images, Inc.	Advertising	-25.7%

SanDisk Corporation makes flash storage card products that allow data to be stored in a compact format that retains the data for an extended period of time after the power has been turned off. Its products are used in digital cameras, feature phones, and other digital consumer devices. Through the late summer and early fall, its volatile stock price reflected the whim of tech analysts’ speculation. For instance, when Skype announced that it would use SanDisk’s flash memory chips, its price fell over 8%. Ten days later, the price went up 14% when its quarterly results exceeded expectations. We trimmed our position in this volatile stock during the third quarter, but continue to hold the stock.

www.Bridgeway.com	73

Bridgeway Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2006

Our largest holdings at the end of the calendar year were also in “double digits” for performance for the period, with the exception of Amgen. The pharmaceuticals industry was heavily represented with three companies. The top ten holdings represented 22.4% of net assets, reflecting the diversification of our Fund.

Rank	Description	Industry	Percent of Net Assets
1	Nordstrom, Inc.	Retail	2.8%
2	Bristol-Myers Squibb Co.	Pharmaceuticals	2.5%
3	Cisco Systems, Inc.	Telecommunications	2.5%
4	Exxon Mobil Corp.	Oil & Gas	2.4%
5	Gilead Sciences, Inc.	Pharmaceuticals	2.1%
6	Schlumberger Ltd.	Oil & Gas Services	2.1%
7	DIRECTV Group, Inc.	Media	2.1%
8	Schering-Plough Corp.	Pharmaceuticals	2.0%
9	Franklin Resources, Inc.	Diversified Finan Service	2.0%
10	Amgen, Inc.	Biotechnology	1.9%

			22.4%

Industry Sector Representation as of December 31, 2006

Our overweighting in the energy sector helped our performance, but the underweighting in the financial sector held it back.

Sector	% of Net Assets	% of S&P 500 Index	Difference
Basic Materials	2.5%	2.9%	-0.4%
Communications	10.8%	11.6%	-0.8%
Consumer, Cyclical	14.0%	8.3%	5.7%
Consumer, Non-cyclical	21.6%	19.9%	1.7%
Energy	17.5%	9.9%	7.6%
Financial	10.6%	22.2%	-11.6%
Industrial	9.1%	11.1%	-2.0%
Technology	10.1%	10.6%	-0.5%
Utilities	2.4%	3.5%	-1.1%
‘Cash	1.4%	0.0%	1.4%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information. For questions or other Fund information, call 1-800-661-3550 or visit the Fund’s website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

74	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Large-Cap Growth Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

www.Bridgeway.com	75

Bridgeway Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 98.89%
Aerospace/Defense - 0.15%
	L-3 Communications Holdings, Inc.	2,000	$163,560

Apparel - 1.83%
	Coach, Inc.*	35,320	1,517,347
	Polo Ralph Lauren Corp.+	5,700	442,662

			1,960,009

Auto Manufacturers - 0.27%
	Paccar, Inc.	4,500	292,050

Banks - 2.16%
	State Street Corp.	12,700	856,488
	Synovus Financial Corp.	31,000	955,730
	US Bancorp+	14,000	506,660

			2,318,878

Beverages - 2.05%
	The Coca-Cola Co.	23,700	1,143,525
	PepsiCo., Inc.+	16,900	1,057,095

			2,200,620

Biotechnology - 3.55%
	Amgen, Inc.*	30,400	2,076,624
	Genentech, Inc.*	21,400	1,736,182

			3,812,806

Chemicals - 0.37%
	Monsanto Co.	7,600	399,228

Commercial Services - 0.95%
	Moody’s Corp.+	14,700	1,015,182

Computers - 4.39%
	Apple Computer, Inc.*	24,300	2,061,612
	Cognizant Technology Solutions Corp.*	10,000	771,600
	Network Appliance, Inc.*+	9,600	377,088
	SanDisk Corp.*	22,600	972,478
	Sun Microsystems, Inc.*	97,000	525,740

			4,708,518

Cosmetics/Personal Care - 1.09%
	Procter & Gamble Co.	18,232	1,171,771

Diversified Financial Services - 7.08%
	The Charles Schwab Corp.	30,000	580,200
	Chicago Mercantile Exchange Holdings, Inc.+	3,200	1,631,200
	E*Trade Financial Co.*+	43,000	964,060

Industry	Company	Shares	Value

Diversified Financial Services (continued)
	Franklin Resources, Inc.	19,800	$2,181,366
	Merrill Lynch & Co., Inc.	20,107	1,871,962
	TD Ameritrade Holding Corp.+	22,600	365,668

			7,594,456

Electric - 2.39%
	Allegheny Energy, Inc.*+	22,900	1,051,339
	TXU Corp.	28,000	1,517,880

			2,569,219

Electrical Components & Equipment - 0.91%
	Molex, Inc.	30,900	977,367

Healthcare - Products - 3.87%
	CR Bard, Inc.	1,800	149,346
	Johnson & Johnson	27,300	1,802,346
	Medtronic, Inc.+	4,400	235,444
	Stryker Corp.+	17,000	936,870
	Zimmer Holdings, Inc.*	13,160	1,031,481

			4,155,487

Healthcare - Services - 1.29%
	UnitedHealth Group, Inc.	25,716	1,381,721

Home Furnishings - 1.19%
	Harman International Industries, Inc.	12,740	1,272,853

Household Products/Wares - 1.08%
	Fortune Brands, Inc.+	13,520	1,154,473

Internet - 0.69%
	Google, Inc.*+	1,600	736,768

Iron/Steel - 0.84%
	Allegheny Technologies, Inc.	10,000	906,800

Machinery - Construction & Mining - 0.68%
	Joy Global, Inc.+	15,000	725,100

Machinery - Diversified - 0.14%
	Rockwell Automation, Inc.	2,400	146,592

Media - 3.13%
	DIRECTV Group, Inc.*	89,100	2,222,154
	Walt Disney Co.+	33,200	1,137,764

			3,359,918

Metal Fabricate/Hardware - 1.73%
	Precision Castparts Corp.	23,700	1,855,236

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Bridgeway Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Mining - 1.26%
	Freeport-McMoRan Copper & Gold, Inc.	5,000	$278,650
	Vulcan Materials Co.	12,000	1,078,440

			1,357,090

Miscellaneous Manufacturers - 3.34%
	Danaher Corp.+	14,800	1,072,112
	Dover Corp.	15,700	769,614
	General Electric Co.	23,300	866,993
	Illinois Tool Works, Inc.+	19,000	877,610

			3,586,329

Oil & Gas - 7.51%
	Baker Hughes, Inc.	22,700	1,694,782
	ConocoPhillips	3,607	259,524
	Diamond Offshore Drilling, Inc.+	11,600	927,304
	Exxon Mobil Corp.	33,800	2,590,094
	Noble Energy, Inc.	17,900	878,353
	XTO Energy, Inc.	36,266	1,706,315

			8,056,372

Oil & Gas Services - 9.45%
	BJ Services Co.+	30,500	894,260
	Cameron International Corp.*+	20,900	1,108,745
	EOG Resources, Inc.	21,100	1,317,695
	Grant Prideco, Inc.*+	27,200	1,081,744
	Halliburton Co.+	44,000	1,366,200
	Schlumberger Ltd.	35,400	2,235,864
	Smith International, Inc.+	27,000	1,108,890
	Weatherford International Ltd.*+	24,400	1,019,676

			10,133,074

Pharmaceuticals - 7.75%
	Bristol-Myers Squibb Co.+	100,700	2,650,424
	Caremark Rx, Inc.	2,000	114,220
	Express Scripts, Inc.*	13,000	930,800
	Gilead Sciences, Inc.*	34,620	2,247,876
	Pfizer, Inc.	7,200	186,480
	Schering-Plough Corp.+	92,600	2,189,064

			8,318,864

Pipelines - 0.65%
	Questar Corp.+	8,400	697,620

Real Estate - 1.35%
	CB Richard Ellis Group, Inc.*	43,500	1,444,200

Industry	Company	Shares	Value

Retail - 10.79%
	Abercrombie & Fitch Co.	15,100	$1,051,413
	Best Buy Co., Inc.+	28,145	1,384,452
	Kohl’s Corp.*+	10,000	684,300
	Nordstrom, Inc.+	62,140	3,065,988
	Office Depot, Inc.*+	42,400	1,618,408
	Staples, Inc.	25,890	691,263
	Starbucks Corp.*	28,300	1,002,386
	Tiffany & Co.	9,700	380,628
	Walgreen Co.+	37,000	1,697,930

			11,576,768

Semiconductors - 2.45%
	MEMC Electronic Materials, Inc.*	29,100	1,138,974
	Texas Instruments, Inc.	51,790	1,491,552

			2,630,526

Software - 3.30%
	Citrix Systems, Inc.*	17,300	467,965
	Oracle Corp.*	85,600	1,467,184
	Paychex, Inc.	40,500	1,601,370

			3,536,519

Telecommunications - 6.98%
	Cisco Systems, Inc.*	96,900	2,648,277
	Corning, Inc.*	59,300	1,109,503
	Harris Corp.	22,100	1,013,506
	Motorola, Inc.+	70,500	1,449,480
	Qualcomm, Inc.+	33,500	1,265,965

			7,486,731

Transportation - 2.23%
	CH Robinson Worldwide, Inc.+	22,200	907,758
	Expeditors International Washington, Inc.+	23,200	939,600
	FedEx Corp.	5,000	543,100

			2,390,458

TOTAL COMMON STOCKS			106,093,163

(Cost $90,384,699)

www.Bridgeway.com	77

Bridgeway Large-Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

MONEY MARKET MUTUAL FUNDS - 0.95%

	Rate^	Shares	Value
Blackrock TempCash Liquidity Fund	5.17%	1,015,777	$1,015,777

TOTAL MONEY MARKET MUTUAL FUNDS			1,015,777

(Cost $1,015,777)

TOTAL INVESTMENTS - 99.84%			$107,108,940
(Cost $91,400,476)
Other Assets in Excess of Liabilities - 0.16%			167,944

NET ASSETS - 100.00%			$107,276,884

*	Non Income Producing Security
^	Rate disclosed is as of December 31, 2006
+	This security or a portion of the security is out on loan at December 31, 2006. Total loaned securities had a market value of $36,317,138 at December 31, 2006.

See Notes to Financial Statements.

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www.Bridgeway.com	79

Bridgeway Large-Cap Value Fund

MANAGER’S COMMENTARY

(Unaudited)

January 31, 2007

Dear Fellow Large-Cap Value Fund Shareholder,

Our Fund was up 7.56% for the December 2006 quarter, compared to an 8.00% gain for our primary market benchmark, the Russell 1000 Value Index, and a 7.02% return of our peer benchmark, the Lipper Large-Cap Value Index. It was a strong quarter on an absolute basis, but mixed on a relative basis.

For the calendar year, the Fund was up 18.52%, trailing the Russell 1000 Value Index (up 22.25%) but easing by the Lipper Large-Cap Value Index (up 18.28%). The calendar year was better than the quarter, but not one of our better years by Bridgeway standards. We continue to lead our peer benchmark by a reasonable margin since inception, but now have some catch-up to regain a reasonable lead over our primary market benchmark.

The table below presents our December quarter, one-year and life-to-date financial results according to the formula required by the SEC. A graph of quarterly performance since inception appears at the top of the following page.

	Dec. Qtr. 10/1/06 to 12/31/06	1 Year 1/1/06 to 12/31/06	Life-to-Date 10/31/03 to 12/31/06

Large-Cap Value Fund	7.56%	18.52%	16.82%
Russell 1000 Value Index	8.00%	22.25%	16.92%
Lipper Large-Cap Value Index	7.02%	18.28%	13.95%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The Russell 1000 Value Index is an unmanaged index which consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Large-Cap Value Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., Large-Cap Value Fund ranked 177th of 444 multi-cap value funds for the twelve-month period as of December 31, 2006 and 45th of 332 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

80	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Growth of $10,000 Invested in Large-Cap Value Fund and Indexes from 10/31/03 (inception) to 12/31/06

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Although we had only one stock with a return over 30%, of the 81 holdings, all but 15 were in positive territory for the quarter. Financial sector stocks added over 3% to performance for the quarter, followed by energy stocks at 1.3%.

These are the ten best-performing companies in the December quarter:

Rank	Description	Industry	% Gain
1	Phelps Dodge Corp.	Mining	41.4%
2	Marathon Oil Corp.	Oil & Gas	20.3%
3	Hess Corp.	Oil & Gas	19.7%
4	ConocoPhillips	Oil & Gas	19.5%
5	Time Warner, Inc.	Media	19.5%
6	Merrill Lynch & Co., Inc.	Diversified Finan Service	19.0%
7	Expedia, Inc.	Internet	18.3%
8	Goldman Sachs Group, Inc.	Diversified Finan Service	17.8%
9	American Electric Power Co., Inc.	Electric	17.1%
10	Southern Copper Corp.	Mining	16.5%

Phelps Dodge, co-founded by Anson Phelps and William Dodge in 1834, engages in the production of copper, molybdenum, molybdenum-based chemicals, and continuous-cast copper rod worldwide. Its products are sold to original equipment manufacturers for use in electrical motors, generators, transformers, medical applications and public utilities. Anson and William would be glad to know that Freeport-McMoRan offered to buy their company for $25.9 billion as a way to boost copper reserves in the soaring precious metals market. After the mid-November announcement, Phelps Dodge shares shot up 27%. Shareholders of both companies will vote in February.

Another company well over 100 years old and a household name, Goldman Sachs Group, Inc., provides investment banking, securities, and investment management services worldwide. It was among the first companies purchased in our Fund in 2003. Liz Moyer expresses Goldman’s dynamic capabilities well in the November 15 issue of Forbes, “Goldman’s ability to spin gold out of virtually any market scenario on a consistent basis is the envy of many on Wall Street, but it is not by accident. Sophisticated technology systems developed over the last decade allow it to inch out on the limb without risking too much.” While spinning gold is not a component that our model tracks, so far, it’s signaling a hold.

www.Bridgeway.com	81

Bridgeway Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Only five stocks declined by more than 10% for the quarter. We also owned each of the ten companies in the list below at quarter end, which is also unusual.

These are the ten worst-performing companies in the December quarter:

Rank	Description	Industry	% Loss
1	Corning, Inc.	Telecommunications	-23.4%
2	Archer-Daniels-Midland Co.	Agriculture	-15.6%
3	Humana, Inc.	Healthcare-Services	-15.5%
4	Electronic Arts, Inc.	Software	-13.5%
5	TXU Corp.	Electric	-13.3%
6	General Motors Corp.	Auto Manufacturers	-8.0%
7	Parker Hannifin Corp.	Miscellaneous Manufacturer	-6.3%
8	E*Trade Financial Corp.	Diversified Finan Services	-6.3%
9	Qwest Comm. Int’l, Inc.	Telecommunications	-4.0%
10	Office Depot, Inc.	Retail	-3.9%

Of the ten companies listed above, Archer-Daniels-Midland (“ADM”) had the most negative effect on our performance for the quarter. The company engages in the procurement, transportation, storing, processing, and merchandising of agricultural commodities and products. Until recently, the most widely known products were flours and feeds ground from wheat, corn and milo for commercial bakeries, food companies and animal nutrients. Its ethanol and biodiesel segment has made it a player in the alternative energy market rush. We have held the stock since late 2005, and it had performed well for us until recently. It was the ninth best performer in the June 2006 quarter. In late October it announced very strong third quarter results, with net income doubling and revenue up 10% over the same period a year ago. However, the stock price dropped almost 15% over the next week after the announcement. According to ADM’s CEO, price movements will continue to be subject to volatile commodity prices.

Corning Incorporated manufactures an amazing variety of glass-based products from liquid crystal displays (LCDs), which are used in computer monitors and LCD televisions, optical fiber and cable, with all necessary cable components, ceramic technologies and solutions for emissions and pollution control, and laboratory products, which include items like coated slides, culture dishes, flasks, glass beakers. In mid-October, the stock price dropped on news that sales of its fiber optic cable were weaker and that it was adjusting earnings accordingly. The price remained rocky to year end but has recovered somewhat since then.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Like the December quarter, financial and energy stocks were the star performers.

These are the ten best-performing companies for the calendar year:

Rank	Description	Industry	% Gain
1	BellSouth Corp.	Telecommunications	73.9%
2	Kerr-McGee Corp.	Oil & Gas	58.2%
3	AT&T, Inc.	Telecommunications	46.0%
4	Goldman Sachs Group, Inc.	Diversified Finan Service	38.0%
5	Hewlett-Packard Co.	Computers	34.7%
6	Merrill Lynch & Co., Inc.	Diversified Finan Service	34.3%
7	Morgan Stanley	Diversified Finan Service	32.4%
8	Freescale Semiconductor, Inc.	Semiconductors	30.5%
9	Chevron Corp.	Oil & Gas	29.5%
10	Southern Copper Corp.	Mining	27.2%

82	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

“The new AT&T” seems to be gobbling up companies right and left, just the opposite of the “Ma Bell divestiture” and “Baby Bells”, which most adults under 50 have never even heard of. In May AT&T announced plans to merge with BellSouth (number one on our list). However, it took the Federal Communications Commission (FCC) the rest of the year—actually until the first week in January—to approve the transaction. (Hence, BellSouth appears as a separate company in our holdings and also enjoyed a bigger gain because it was the “acquiree.”) We have owned it in this Fund since early 2004, adding to our position periodically through the years until it has become our fourth largest holding as of December 31st. Its price has had a steady upward trend since May.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  The main thing that “didn’t work” over the calendar year was home builders. Our positions in all four companies on the list below were jettisoned from the Fund by the end of June; however, their decline was enough to give them worst-performer standing for the year.

These are the ten worst-performing companies for the calendar year:

Rank	Description	Industry	% Loss
1	Juniper Networks, Inc.	Telecommunications	-38.8%
2	KB Home	Home Builders	-37.7%
3	Lennar Corp.	Home Builders	-28.1%
4	Barr Pharmaceuticals, Inc.	Pharmaceuticals	-25.4%
5	Centex Corp.	Home Builders	-25.2%
6	ENSCO International, Inc.	Oil & Gas	-19.9%
7	Humana, Inc.	Healthcare-Services	-15.5%
8	Pulte Homes, Inc.	Home Builders	-15.3%
9	Black & Decker Corp.	Hand/Machine Tools	-15.1%
10	Electronic Arts, Inc.	Software	-13.5%

We continue to hold both Humana and Electronic Arts. Humana, Inc. is a well-known provider of health insurance coverage and related services through various traditional and Internet-based plans for employer groups, government-sponsored programs, and individuals. Its stock rose steadily upward from May to October this year. When it announced third quarter revenue and profit, while up significantly from a year ago, its price tumbled over 8% upon missing analysts’ expectations. With its booming Medicare business, the company sees better days ahead. Interestingly, upon a stock drop like this, some of our models like the stock even better while others “choke.”

Top Ten Holdings as of December 31, 2006

The ten largest holdings are littered with mammoth financial services companies. Fortunately, they, along with HP and AT&T, have delivered pretty good performance too. Our largest positions totaled 23.5% of net assets.

Rank	Description	Industry	Percent of Net Assets
1	Hewlett-Packard Co.	Computers	2.8%
2	Morgan Stanley	Diversified Finan Service	2.7%
3	Goldman Sachs Group, Inc.	Diversified Finan Service	2.7%
4	AT&T, Inc.	Telecommunications	2.6%
5	Bear Stearns Cos., Inc.	Diversified Finan Service	2.2%
6	JPMorgan Chase & Co.	Diversified Finan Service	2.1%
7	Berkshire Hathaway, Inc. Class B	Insurance	2.1%
8	Bristol-Myers Squibb Co.	Pharmaceuticals	2.1%
9	Metlife, Inc.	Insurance	2.1%
10	EI Du Pont de Nemours & Co.	Chemicals	2.1%

			23.5%

www.Bridgeway.com	83

Bridgeway Large-Cap Value Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2006

Our overweighting in the financial sector, as discussed above, compared to our market index, aided our performance. On the other hand, our underweighting in consumer, non-cyclical affected performance very little.

Sector	% of Net Assets	S&P 500 Index	Difference
Basic Materials	8.0%	2.9%	5.1%
Communications	13.7%	11.6%	2.1%
Consumer, Cyclical	7.2%	8.3%	-1.1%
Consumer, Non-cyclical	7.0%	19.9%	-12.9%
Energy	10.8%	9.9%	0.9%
Financial	34.6%	22.2%	12.4%
Industrial	9.0%	11.1%	-2.1%
Technology	5.5%	10.6%	-5.1%
Utility	3.9%	3.5%	0.4%
Cash	0.3%	0.0%	0.3%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of December 31, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information. For questions or other Fund information, call 1-800-661-3550 or visit the Fund’s website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

Thank you for your continued investment in Large-Cap Value Fund. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

84	Semi-Annual Report | December 31, 2006 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.Bridgeway.com	85

Bridgeway Large-Cap Value Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.71%
Aerospace/Defense - 3.12%
	Lockheed Martin Corp.	18,300	$1,684,881
	Raytheon Co.+	20,000	1,056,000

			2,740,881

Agriculture - 1.30%
	Archer-Daniels-Midland Co.	35,700	1,140,972

Auto Manufacturers - 1.40%
	General Motors Corp.+	40,000	1,228,800

Banks - 3.77%
	Bank of America Corp.+	17,808	950,769
	Keycorp+	13,000	494,390
	Regions Financial Corp.+	23,842	891,691
	US Bancorp+	27,000	977,130

			3,313,980

Chemicals - 2.08%
	EI Du Pont de Nemours & Co.+	37,500	1,826,625

Commercial Services - 1.21%
	RR Donnelley & Sons Co.	30,000	1,066,200

Computers - 3.09%
	Hewlett-Packard Co.	60,000	2,471,400
	NCR Corp.*+	5,700	243,732

			2,715,132

Diversified Financial Services - 14.96%
	The Bear Stearns Cos., Inc.	11,834	1,926,338
	Citigroup, Inc.	13,240	737,468
	E*Trade Financial Co.*+	39,600	887,832
	Goldman Sachs Group, Inc.	11,800	2,352,330
	JPMorgan Chase & Co.	38,950	1,881,285
	Lehman Brothers Holdings, Inc.+	21,140	1,651,457
	Merrill Lynch & Co., Inc.+	14,600	1,359,260
	Morgan Stanley	29,060	2,366,356

			13,162,326

Electric - 3.88%
	American Electric Power Co., Inc.	24,000	1,021,920
	Duke Energy Corp.	32,100	1,066,041
	The Southern Co.+	15,050	554,743
	TXU Corp.	14,300	775,203

			3,417,907

Industry	Company	Shares	Value

Electronics - 1.23%
	Agilent Technologies, Inc.*	31,000	$1,080,350

Environmental Control - 1.02%
	Waste Management, Inc.	24,500	900,865

Forest Products & Paper - 0.91%
	International Paper Co.+	23,600	804,760

Healthcare - Services - 2.36%
	Aetna, Inc.	22,600	975,868
	Humana, Inc.*	12,200	674,782
	WellPoint, Inc.*	5,400	424,926

			2,075,576

Insurance - 14.91%
	The Allstate Corp.	26,700	1,738,437
	Berkshire Hathaway, Inc.*+	510	1,869,660
	Chubb Corp.	25,100	1,328,041
	Cigna Corp.	7,000	920,990
	CNA Financial Corp.*	29,700	1,197,504
	Hartford Financial Services Group, Inc.+	17,200	1,604,932
	Metlife, Inc.+	31,100	1,835,211
	Prudential Financial, Inc.	15,000	1,287,900
	Safeco Corp.	5,264	329,263
	WR Berkley Corp.+	29,050	1,002,516

			13,114,454

Internet - 0.48%
	Expedia, Inc.*	20,000	419,600

Iron/Steel - 1.47%
	Nucor Corp.+	23,600	1,289,976

Media - 4.55%
	Comcast Corp.*+	30,300	1,282,599
	Idearc, Inc.*	1,401	40,138
	Time Warner, Inc.+	49,200	1,071,576
	Walt Disney Co.+	46,900	1,607,263

			4,001,576

Mining - 3.52%
	Alcoa, Inc.	52,800	1,584,528
	Phelps Dodge Corp.	6,800	814,096
	Southern Copper Corp.+	13,000	700,570

			3,099,194

86	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Large-Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
	Miscellaneous Manufacturers - 2.37%
	Honeywell International, Inc.	20,000	$904,800
	Parker Hannifin Corp.+	3,500	269,080
	Textron, Inc.	9,700	909,569

			2,083,449

	Office/Business Equipment - 1.30%
	Xerox Corp.*	67,600	1,145,820

	Oil & Gas - 9.03%
	Chesapeake Energy Corp.+	22,000	639,100
	Chevron Corp.	18,514	1,361,334
	ConocoPhillips	21,600	1,554,120
	Exxon Mobil Corp.	21,600	1,655,208
	Marathon Oil Corp.	10,600	980,500
	Occidental Petroleum Corp.	19,200	937,536
	Valero Energy Corp.	16,000	818,560

			7,946,358

	Oil & Gas Services - 0.81%
	Hess Corp.+	14,340	710,834

	Pharmaceuticals - 2.09%
	Bristol-Myers Squibb Co.+	70,000	1,842,400

	Pipelines - 0.98%
	Williams Cos., Inc.	32,900	859,348

	Retail - 5.04%
	CVS Corp.	11,480	354,847
	JC Penney Co., Inc.+	17,100	1,322,856
	Office Depot, Inc.*+	37,000	1,412,290
	Sears Holdings Corp.*	8,000	1,343,440

			4,433,433

	Savings & Loans - 0.99%
	Washington Mutual, Inc.	19,200	873,408

	Software - 1.14%
	Electronic Arts, Inc.*	20,000	1,007,200

Telecommunications - 8.65%
	AT&T, Inc.+	63,310	2,263,333
	BellSouth Corp.	38,100	1,794,891
	Corning, Inc.*	22,600	422,846
	Qwest Communications International, Inc.*+	204,600	1,712,502
	Verizon Communications, Inc.	38,030	1,416,237

			7,609,809

Industry	Company	Shares	Value

Toys/Games/Hobbies - 0.77%
	Mattel, Inc.	30,000	$679,800

Transportation - 1.28%
	Burlington Northern Santa Fe Corp.	3,000	221,430
	FedEx Corp.	8,300	901,546

			1,122,976

TOTAL COMMON STOCKS			87,714,009

(Cost $71,667,635)

MONEY MARKET MUTUAL FUNDS - 0.05%

	Rate^	Shares	Value
Blackrock TempCash Liquidity Fund	5.17%	39,688	39,688

TOTAL MONEY MARKET MUTUAL FUNDS			39,688

(Cost $39,688)

TOTAL INVESTMENTS - 99.76%			$87,753,697
(Cost $71,707,323)
Other Assets in Excess of Liabilities - 0.24%			212,258

NET ASSETS - 100.00%			$87,965,955

*	Non Income Producing Security
^	Rate disclosed is as of December 31, 2006.
+	This security or a portion of the security is out on loan at December 31, 2006. Total loaned securities had a market value of $29,886,422 at December 31, 2006.

See Notes to Financial Statements.

www.Bridgeway.com	87

Bridgeway Blue Chip 35 Index Fund

MANAGER’S COMMENTARY

(Unaudited)

January 31, 2007

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the six months ending December 31, 2006, our Fund was up 13.34%, compared with a 12.74% increase of our primary benchmark, the S&P 500 Index, and a 10.98% increase for our peer group, the Lipper Large-Cap Core Funds Index. This was a very good six-month period on both an absolute and relative basis, and I am pleased.

For the full calendar year our Fund was up 15.42%, compared to 15.79% for the S&P 500 Index and 13.39% for the Lipper Large-Cap Core Funds Index. We underperformed our primary index, Bridgeway Ultra-Large 35 Index by less than the amount of our expense ratio—also a favorable result. As detailed below, ultra-large stocks underperformed ultra-small stocks for the eighth year in a row, representing the longest period of small company dominance in the last eight decades. This is not the environment within which we would expect our Fund to shine. Our internal goal, however, is seeking to outperform the S&P 500 Index each year that ultra-large stocks beat small stocks (the record so far is one for one) and half the years that ultra-small stocks beat ultra-large ones (the record so far is four of eight).

The table below presents our six-month, one-year, five-year and life-to-date financial results according to the formula required by the SEC. Since inception (see the right-hand column in the table below), we trail our own proprietary index, Bridgeway Ultra-Large 35, by a very small amount. There is more quarterly and annual variation between these numbers than many index funds, however. A graph of quarterly performance since inception appears at the top of the following page.

	6 Months 7/1/06 to 12/31/06	1 Year 1/1/06 to 12/31/06	5 Year 1/1/02 to 12/31/06	Life-to-Date 7/31/97 to 12/31/06

Blue Chip 35 Index Fund	13.34%	15.42%	5.03%	6.37%
S&P 500 Index	12.74%	15.79%	6.19%	5.95%
Bridgeway Ultra-Large 35 Index	12.90%	15.47%	4.92%	6.49%
Lipper Large-Cap Core Funds Index	10.98%	13.39%	5.00%	5.03%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks with dividends reinvested. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc., our Fund ranked 249th of 811 large blend funds for the last twelve months, 234th of 581 such funds for the last five years and 42nd of 281 such funds since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

88	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Growth of $10,000 Invested in Blue Chip 35 Index Fund and Indexes from 7/31/97 (inception) to 12/31/06

Performance Summary: Are times a-changin’?

The Short Version:  After five years of a dramatically small-cap dominated market, ultra-large stocks (our Blue Chip 35 “staple”) finally achieved performance that looked something like the rest of the market.

Based on data from the Center for Research in Security Prices (“CRSP”), things turned back in our favor in the last six month period as demonstrated by the table below. We think we’ve been overdue for our “day in the sun,” but . . . there are never any guarantees in the short run. It will be interesting to see if 2007 represents a multi-year turning point.

Company Size According to the CRSP Cap-Based Portfolio Indexes[1]	6 months	1 year	5 year	80 years[2]
1 (ultra large)	13.3%	15.6%	4.8%	9.7%
2	10.8%	15.6%	12.0%	11.1%
3	9.9%	14.5%	11.4%	11.5%
4	7.8%	11.6%	11.7%	11.5%
5	8.8%	15.6%	11.6%	12.0%
6	8.8%	15.1%	11.2%	11.9%
7	7.9%	16.2%	12.1%	11.9%
8	11.7%	17.9%	14.3%	12.2%
9	10.6%	17.2%	13.5%	12.4%
10 (ultra-small)	9.7%	19.4%	22.2%	14.1%

[1]

The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by the market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

[2]	December 1926 to December 2006.

Calendar Year Performance

The Short Version:  The calendar year performance of our Fund and its primary benchmark and index clustered around 15.5%, our best showing since 2003.

There are some signs in the market and around our office that large companies may be inching toward the performance spotlight. Of our eleven funds, Blue Chip 35 Index had the largest net inflows of new investment during the December quarter and was one of our better performing funds (see page i). Of the stocks below, telecommunications and energy led the pack, reflecting the performance of these sectors in the broader market.

www.Bridgeway.com	89

Bridgeway Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Total Return for Blue Chip 35 Index Fund Stocks for the Calendar Year 2006*

Rank	Company	Industry	% Change
1	Cisco Systems, Inc.	Telecommunications	40.20%
2	AT&T, Inc.	Telecommunications	29.49%
3	Oracle Corp.	Software	24.77%
4	Exxon Mobil Corp.	Oil & Gas	23.02%
5	ConocoPhillips*	Oil & Gas	21.18%
6	Chevron Corp.	Oil & Gas	20.27%
7	Merck & Co, Inc.	Pharmaceuticals	19.89%
8	Time Warner, Inc.	Media	18.65%
9	Verizon Communications, Inc.	Telecommunications	16.73%
10	JPMorgan Chase & Co.*	Diversified Finan Service	15.96%
11	Berkshire Hathaway, Inc., Class B	Insurance	14.50%
12	International Business Machines Corp.	Computers	14.22%
13	Coca-Cola Co.	Beverages	12.53%
14	Microsoft Corp.	Software	11.79%
15	Citigroup, Inc.	Diversified Finan Service	10.42%
16	Bank of America Corp.	Banks	9.44%
17	Wells Fargo & Co.	Banks	7.91%
18	Google, Inc.*	Internet	7.83%
19	Procter & Gamble Co.	Cosmetics/Personal Care	7.65%
20	United Technologies Corp.*	Aerospace/Defense	7.57%
21	Wachovia Corp.*	Banks	6.29%
22	Johnson & Johnson	Healthcare-Products	5.67%
23	Pfizer, Inc.	Pharmaceuticals	5.64%
24	American International Group, Inc.	Insurance	5.55%
25	General Electric Co.	Miscellaneous Manufacturing	5.02%
26	Applied Materials, Inc.*	Semiconductors	4.37%
27	PepsiCo, Inc.	Beverages	3.12%
28	Home Depot, Inc.	Retail	2.95%
29	3M Co.	Miscellaneous Manufacturing	2.47%
30	Idearc, Inc.*	Media	0.00%
31	United Parcel Service, Inc.	Transportation	-0.04%
32	Wal-Mart Stores, Inc.	Retail	-2.14%
33	Dell, Inc.	Computers	-5.27%
34	Eli Lilly & Co.	Pharmaceuticals	-5.75%
35	Texas Instruments, Inc.	Semiconductors	-6.08%
36	Genentech, Inc.*	Biotechnology	-7.94%
37	Intel Corp.	Semiconductors	-10.64%

*	Performance for footnoted companies is for a partial year (six months) due to portfolio recomposition. In the case of Idearc, the partial year is due to its being spun off from Verizon.

90	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Blue Chip 35 Index Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Sector Representation as of December 31, 2006

The following table presents the percentage of our Fund’s stocks by sector of the economy relative to that of our primary market benchmark.

	% of Net Assets	% S&P 500 Index	Difference
Basic Materials	0.0%	2.9%	-2.9%
Communications	14.8%	11.6%	3.2%
Consumer, Cyclical	5.1%	8.3%	-3.2%
Consumer, Non-cyclical	20.7%	19.9%	0.8%
Energy	8.9%	9.9%	-1.0%
Financial	20.0%	22.2%	-2.2%
Industrial	10.8%	11.1%	-0.3%
Technology	19.6%	10.6%	9.0%
Utilities	0.0%	3.5%	-3.5%
Cash	0.1%	0.0%	0.1%

Total	100.0%	100.0%

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to above average market risk (volatility) and is not an appropriate investment for short-term investors.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information. For questions or other Fund information, call 1-800-661-3550 or visit the Fund’s website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. This Fund remains open to both current and new investors. As always, we appreciate your feedback.

Sincerely,

John Montgomery

www.Bridgeway.com	91

Bridgeway Blue Chip 35 Index Fund

SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 99.50%
Aerospace/Defense - 2.67%
	United Technologies Corp.	32,200	$2,013,144

Banks - 7.98%
	Bank of America Corp.+	40,428	2,158,451
	Wachovia Corp.+	34,100	1,941,995
	Wells Fargo & Co.+	54,020	1,920,951

			6,021,397

Beverages - 5.15%
	The Coca-Cola Co.+	43,757	2,111,275
	PepsiCo., Inc.+	28,405	1,776,733

			3,888,008

Biotechnology - 2.60%
	Genentech, Inc.*	24,200	1,963,346

Computers - 6.06%
	Dell, Inc.*+	86,544	2,171,389
	International Business Machines Corp.	24,742	2,403,685

			4,575,074

Cosmetics/Personal Care - 2.55%
	Procter & Gamble Co.	29,936	1,923,987

Diversified Financial Services - 6.20%
	Citigroup, Inc.	39,954	2,225,438
	JPMorgan Chase & Co.	50,800	2,453,640

			4,679,078

Healthcare - Products - 2.63%
	Johnson & Johnson	30,012	1,981,392

Insurance - 5.72%
	American International Group, Inc.+	28,501	2,042,382
	Berkshire Hathaway, Inc.*+	620	2,272,920

			4,315,302

Internet - 2.94%
	Google, Inc.*+	4,820	2,219,514

Media - 3.16%
	Idearc, Inc.*	2,211	63,345
	Time Warner, Inc.+	106,630	2,322,402

			2,385,747

Industry	Company	Shares	Value

Miscellaneous Manufacturers - 5.39%
	3M Co.	25,853	$2,014,724
	General Electric Co.	55,138	2,051,685

			4,066,409

Oil & Gas - 8.85%
	Chevron Corp.	30,550	2,246,341
	ConocoPhillips	31,200	2,244,840
	Exxon Mobil Corp.	28,527	2,186,024

			6,677,205

Pharmaceuticals - 7.72%
	Eli Lilly & Co.+	35,380	1,843,298
	Merck & Co., Inc.	44,200	1,927,120
	Pfizer, Inc.	79,323	2,054,466

			5,824,884
Retail - 5.12%
	Home Depot, Inc.	53,115	2,133,098
	Wal-Mart Stores, Inc.+	37,519	1,732,628

			3,865,726

Semiconductors - 7.48%
	Applied Materials, Inc.+	107,300	1,979,685
	Intel Corp.	94,733	1,918,343
	Texas Instruments, Inc.	60,680	1,747,584

			5,645,612

Software - 5.94%
	Microsoft Corp.	70,840	2,115,282
	Oracle Corp.*	138,148	2,367,857

			4,483,139

Telecommunications - 8.65%
	AT&T, Inc.+	60,875	2,176,281
	Cisco Systems, Inc.*	84,374	2,305,942
	Verizon Communications, Inc.	54,839	2,042,204

			6,524,427

Transportation - 2.69%
	United Parcel Service, Inc.	27,003	2,024,685

TOTAL COMMON STOCKS			75,078,076

(Cost $63,920,142)

92	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Blue Chip 35 Index Fund

SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

MONEY MARKET MUTUAL FUNDS - 0.36%

	Rate^	Shares	Value
Blackrock TempCash Liquidity Fund	5.17%	276,656	$276,656

TOTAL MONEY MARKET MUTUAL FUNDS			276,656

(Cost $276,656)

TOTAL INVESTMENTS - 99.86%			$75,354,732
(Cost $64,196,798)
Other Assets in Excess of Liabilities - 0.14%			106,296

NET ASSETS - 100.00%			$75,461,028

*	Non Income Producing Security
^	Rate disclosed is as of December 31, 2006.
+	This security or a portion of the security is out on loan at December 31, 2006. Total loaned securities had a market value of $22,917,466 at December 31, 2006.

See Notes to Financial Statements.

www.Bridgeway.com	93

Bridgeway Balanced Fund

MANAGER’S COMMENTARY

(Unaudited)

January 31, 2007

Dear Fellow Balanced Fund Shareholders,

Our Fund was up 2.12% in the December quarter compared to a 0.90% return for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, a 5.07% return for the Lipper Balanced Fund Index and a 3.23% return for the Balanced Benchmark. The December quarter performance was a great improvement over last quarter, but we still lagged the majority of our benchmarks for the quarter. I never like to see that, but (as we preach) our focus is totally long term.

Our Fund was up 6.65% for the 2006 calendar year compared to a 3.67% return for the Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index, an 11.60% return for the Lipper Balanced Fund Index and an 8.38% return for the Balanced Benchmark. Now when we start to look at annual performance, it is more interesting because we have 4 times as much data as we do for a quarter. (We love being quants!) The 2006 calendar year was “ok” on an absolute basis but lagged pretty well versus our benchmarks. This was the first calendar year since inception that we didn’t beat our Balanced Benchmark. Again, as a “quant,” this is interesting because by definition you have to have one annual period that is your worst, and this is it on a calendar year basis. When I dug a little deeper, I noticed that even with this worst ever annual relative performance, we still accomplished our stated investment objective – to provide a high current return with risk less than or equal to 40% of the stock market. With the S&P 500 Index up 15.79% and our return up 6.65% we achieved 42% of the S&P return. That is nice, but actually beating the S&P since inception with our risk profile is what really excites us!

The table below presents our December quarter, one year, five year and life-to-date financial results according to the formula required by the SEC. A graph of quarterly performance since inception appears at the top of the following page.

	Dec. Qtr. 10/1/06 to 12/31/06	1 Year 1/1/06 to 12/31/06	5 Year 1/1/02 to 12/31/06	Life-to-Date 7/1/01 to 12/31/06

Balanced Portfolio	2.12%	6.65%	6.89%	5.80%
Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index	0.90%	3.67%	2.78%	3.30%
Lipper Balanced Fund Index	5.07%	11.60%	6.51%	5.59%
S&P 500 Index	6.70%	15.79%	6.19%	4.51%
Balanced Benchmark	3.23%	8.38%	4.12%	3.80%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance figures quoted, and an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1-800-661-3550 or visit the Fund’s website at www.bridgeway.com.

The Lipper Balanced Funds is an index of balanced funds compiled by Lipper, Inc. Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% reflects the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index (transparent benchmark for the total return of the 1-3 year U.S. Government bond market).

According to data from Lipper, Inc., the Balanced Fund ranked 415th of 425 Mixed-Asset Moderate funds for the calendar year 2006, 87th of 219 for the past five years and 94th of 207 funds since inception. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar, the Balanced Fund ranked 311th of 540 Conservative Allocation funds for the calendar year 2006 and 21st out of 177 funds for five years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

94	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Balanced Fund

MANAGER’S COMMENTARY (continued)

(Unaudited)

Growth of $10,000 Invested in Balanced Fund and Indexes from 7/1/01 (inception) to 12/31/06

Detailed Explanation of Quarterly Performance—What Worked Well

The Short Version:  Our holdings in the financial sector contributed the most (about 1.5%) to December quarter performance, although we only had one in the list of top stocks below.

These are the ten best-performing stocks for the December quarter:

Rank	Description	Industry	% Gain
1	Amkor Technology, Inc.	Semiconductors	52.7%
2	Lexmark International, Inc.	Computers	27.0%
3	Pactiv Corp.	Packaging & Containers	25.6%
4	Hilton Hotels Corp.	Lodging	25.3%
5	Nvidia Corp.	Semiconductors	25.1%
6	Coach, Inc.	Apparel	24.9%
7	Marriott International, Inc.	Lodging	23.5%
8	OfficeMax, Inc.	Retail	21.9%
9	Countrywide Financial Corp.	Diversified Finan Service	21.2%
10	ConocoPhillips	Oil & Gas	20.9%

Last quarter, I promised an update on our worst performer, Amkor Technology. At the time, I didn’t know just how interesting the story would get. Amkor is a leading provider of advanced semiconductor assembly and test services. As you may recall, through the summer and early fall, the company was fraught with problems that seemed to be one domino of bad news falling after another: the company warning of slowing growth rates, the SEC looking into option award practices, delays in filing its 10Q financial statements with the federal government pending the results of the stock option inquiry, threat of stock exchange delisting, announcement of likely restated financial results from the options probe, probable non-compliance with lending requirements (bondholder covenants) due to the delayed filings, and the specter of bankruptcy should the bondholders accelerate bond payment. On top of all this, the market environment was very unfriendly to this kind of stock, and for all these reasons the stock price was pummeled. It would seem things just couldn’t get worse. (Things can always get worse.) In the midst of all this bad news, the company continued to report favorable underlying economic results. At the lower price, one of our models still liked the stock. However, under the circumstances, it was not as strong a buy as it might seem and we decided to sell call options. One of the risks of our option-writing strategy is in the area of timing. If the stock price rises, the gain is capped. In the case of Amkor, our “best laid plans” resulted in a bit less of a gain than we could have had. This is demonstrative of one of the ways we control risks in this Fund.

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Detailed Explanation of Quarterly Performance—What Didn’t Work

The Short Version:  Five of the ten worst-performing stocks listed below are from the consumer, non-cyclical sector (cosmetics, healthcare, agriculture and beverage industries).

These are the ten worst-performing stocks for the December quarter:

Rank	Description	Industry	% Loss
1	Citrix Systems, Inc.	Software	-25.3%
2	Circuit City Stores, Inc.	Retail	-24.4%
3	Corning, Inc.	Telecommunications	-23.4%
4	Motorola, Inc.	Telecommunications	-17.8%
5	Humana, Inc.	Healthcare-Services	-16.3%
6	Archer-Daniels-Midland Co.	Agriculture	-15.6%
7	Brown-Forman Corp. Class B	Beverages	-13.6%
8	Texas Instruments, Inc.	Semiconductors	-13.4%
9	Quest Diagnostics, Inc.	Healthcare-Services	-13.3%
10	TXU Corp.	Electric	-13.3%

Of the ten companies listed above, Archer-Daniels-Midland (“ADM”) had the most negative effect on our performance for the quarter. The company engages in the procurement, transportation, storing, processing, and merchandising of agricultural commodities and products. Until recently, the most widely known products were flours and feeds ground from wheat, corn and milo for commercial bakeries, food companies and animal nutrients. Its ethanol and biodiesel segment has made it a player in the alternative energy market rush. We have held the stock since mid 2005, and it had performed well for us until recently. It was the third best performer in the June 2006 quarter. In late October it announced very strong third quarter results, with net income doubling and revenue up 10% over the same period a year ago. However, the stock price dropped almost 15% over the next week after the announcement. According to ADM’s CEO, price movements will continue to be subject to volatile commodity prices. We still hold our position.

Detailed Explanation of Calendar Year Performance—What Worked Well

The Short Version:  Of the approximately 300 companies we held in the calendar year, 12 had greater than 40% return, with one more than doubling. However, their performance was not enough to pull our performance above most benchmarks.

Here are the ten best-performing companies for the calendar year:

Rank	Description	Industry	% Gain
1	Nvidia Corp.	Semiconductors	102.5%
2	BMC Software, Inc.	Software	57.2%
3	Comcast Corp. Class A	Media	51.9%
4	Thermo Electron Corp.	Electronics	50.3%
5	Safeway, Inc.	Food	50.3%
6	Pactiv Corp.	Packaging & Containers	49.4%
7	Cisco Systems, Inc.	Telecommunications	46.6%
8	Allegheny Energy, Inc.	Electric	45.1%
9	Freescale Semiconductor, Inc. Class B	Semiconductors	44.5%
10	Marriott International, Inc.	Lodging	41.9%

Nvidia Corporation manufactures programmable graphics processor technologies: graphics processing units, media and communications processors, handheld, and consumer electronics. It was our best performer in the September quarter. In

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MANAGER’S COMMENTARY (continued)

(Unaudited)

late December, the company announced that it has teamed up with the University of Washington’s Harborview Burn Center and Seattle, Wash.-based Imprint Interactive on technology related to a pioneering virtual reality system known as “SnowWorld,” which mitigates pain for burn victims. If Nvidia is also able to benefit from its largest client, Apple’s pricey new phone, it will be “in high cotton,” which is not a component our models track, by the way.

Detailed Explanation of Calendar Year Performance—What Didn’t Work

The Short Version:  On the other side of the ledger, we had only two companies with greater than 40% decline for the calendar year.

These are the ten worst-performing stocks for the calendar year:

Rank	Description	Industry	% Loss
1	Eagle Materials, Inc.	Building Materials	-42.7%
2	Plexus Corp.	Electronics	-41.8%
3	KB Home	Home Builders	-37.3%
4	Jabil Circuit, Inc.	Electronics	-35.0%
5	Brightpoint, Inc.	Distribution/Wholesale	-34.3%
6	St Jude Medical, Inc.	Healthcare-Products	-31.3%
7	Advanced Micro Devices, Inc.	Semiconductors	-29.9%
8	Novell, Inc.	Software	-29.8%
9	Yahoo!, Inc.	Internet	-29.3%
10	Centex Corp.	Home Builders	-28.8%

Eagle Materials manufactures and sells gypsum wallboard, portland cement, recycled paperboard, and concrete and aggregates. Although financial results had generally been positive over the first two quarters of the calendar year, unfortunately, our original purchase happened to be at a high point during the second quarter. The price decline reflected the volatile home-building market. Our model signaled an exit in the late summer, but it had already fallen enough to earn the worst spot for the calendar year.

Background on Fixed Income Securities Strategy

The return of our fixed-income investments for the December quarter was approximately 0.79%, which is consistent with short-term US Treasury securities returns and in line with our expectations. The return of our fixed income investments for the calendar year 2006 was 4.45%.

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MANAGER’S COMMENTARY (continued)

(Unaudited)

Top Ten Equity Holdings as of December 31, 2006

Here are the top ten equity holdings at the end of December. Please note that the asterisk next to the position indicates that we have sold put options with respect to that particular security. This means that we are obligated to purchase more of this stock at a specific price and date in the future. The percentage of net assets figures include the effect these put options have on the entire portfolio. The low 9.5% total indicates the diversity of our holdings.

Rank	Description	Industry	% of Net Assets
1	Bristol-Myers Squibb Co.*	Pharmaceuticals	1.9%
2	Dillard’s, Inc.*	Retail	1.5%
3	Merck & Co., Inc.*	Pharmaceuticals	1.0%
4	Washington Mutual, Inc.*	Savings & Loans	1.0%
5	Bank of America Corp.*	Banks	0.9%
6	US Bancorp*	Banks	0.7%
7	Archer-Daniels-Midland Co.	Agriculture	0.7%
8	Verizon Communications, Inc.*	Telecommunications	0.7%
9	Nvidia Corp.	Semiconductors	0.6%
10	Bear Stearns Cos., Inc.	Diversified Finan Service	0.5%

			9.5%

Industry Sector Representation as of December 31, 2006

Common Stock	53.4%
Basic Materials	1.8%
Communications	5.9%
Consumer, Cyclical	5.5%
Consumer, Non-cyclical	12.3%
Energy	4.4%
Financial	12.4%
Industrial	4.8%
Technology	4.6%
Utilities	1.7%
U.S. Government Obligations	43.8%
Corporate Notes	2.2%
Covered Call Options Written	-0.3%
Put Options Written	-0.4%
Money Market Funds	0.4%
Other Assets in Excess of Liabilities	0.9%

Total	100.0%

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MANAGER’S COMMENTARY (continued)

(Unaudited)

Disclaimer

The following is a reminder from the friendly folks at your Fund who worry about liability. The views expressed here are exclusively those of Fund management. These views, including those of market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2006, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Up to 75% of Fund assets may be invested in options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. The Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information. For questions or other Fund information, call 1-800-661-3550 or visit the Fund’s website www.bridgeway.com. Foreside Fund Services, LLC, distributor.

Conclusion

In closing, we would like to thank you for your continued investment in Balanced Fund. We appreciate your feedback, so please call or write us with any questions or comments. We work for you and value your input.

Sincerely,

Richard P. Cancelmo, Jr.

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SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

COMMON STOCKS - 53.44%
Advertising - 0.12%
	Omnicom Group, Inc.	1,000	$104,540

Aerospace/Defense - 1.07%
	Boeing Co.	1,100	97,724
	General Dynamics Corp.+	1,400	104,090
	Goodrich Corp.+	1,800	81,990
	Lockheed Martin Corp.	3,470	319,483
	Northrop Grumman Corp.	2,200	148,940
	Rockwell Collins, Inc.	1,000	63,290
	United Technologies Corp.	1,740	108,785

			924,302

Agriculture - 0.69%
	Archer-Daniels-Midland Co.#	18,600	594,456

Airlines - 0.04%
	Southwest Airlines Co.	2,400	36,768

Apparel - 0.35%
	Coach, Inc.*#	4,600	197,616
	Gymboree Corp.*#	2,700	103,032

			300,648

Auto Manufacturers - 0.20%
	Paccar, Inc.	2,700	175,230

Auto Parts & Equipment - 0.08%
	Johnson Controls, Inc.	780	67,018

Banks - 4.28%
	Bank of America Corp.+#	15,100	806,189
	The Bank of New York Co., Inc.#	6,500	255,905
	BB&T Corp.	6,500	285,545
	Keycorp+	5,400	205,362
	Northern Trust Corp.	2,900	176,001
	State Street Corp.#	3,300	222,552
	SunTrust Banks, Inc.	3,200	270,240
	Synovus Financial Corp.	5,500	169,565
	US Bancorp+#	16,900	611,611
	Wachovia Corp.+	7,389	420,804
	Wells Fargo & Co.+#	8,200	291,592

			3,715,366

Beverages - 1.00%
	Anheuser-Busch Cos., Inc.	2,000	98,400
	Brown-Forman Corp.	2,500	165,600
	The Coca-Cola Co.+	4,300	207,475
	Pepsi Bottling Group, Inc.	5,200	160,732
	PepsiCo., Inc.+#	3,800	237,690

			869,897

Industry	Company	Shares	Value

Biotechnology - 0.36%
	Biogen Idec, Inc.*#	2,200	$108,218
	Genzyme Corp.*#	3,300	203,214

			311,432

Building Materials - 0.10%
	American Standard Cos., Inc.+#	1,800	82,530

Chemicals - 1.23%
	Monsanto Co.	4,700	246,891
	OM Group, Inc.*#	10,000	452,800
	The Sherwin-Williams Co.	3,500	222,530
	Sigma-Aldrich Corp.	1,900	147,668

			1,069,889

Commercial Services - 0.46%
	Equifax, Inc.	2,600	105,560
	Moody’s Corp.+	800	55,248
	Robert Half International, Inc.+	1,300	48,256
	RR Donnelley & Sons Co.	2,200	78,188
	The Western Union Co.	5,100	114,342

			401,594

Computers - 1.95%
	Affiliated Computer Services, Inc.*+#	4,000	195,360
	Apple Computer, Inc.*#	5,200	441,168
	Hewlett-Packard Co.#	7,800	321,282
	Lexmark International, Inc.*+#	3,200	234,240
	NCR Corp.*+#	6,300	269,388
	Network Appliance, Inc.*+#	5,800	227,824

			1,689,262

Cosmetics/Personal Care - 0.78%
	Alberto-Culver Co.#	3,000	64,350
	Colgate-Palmolive Co.	4,400	287,056
	The Estee Lauder Cos., Inc.	1,600	65,312
	Procter & Gamble Co.#	4,000	257,080

			673,798

Distribution/Wholesale - 0.04%
	WW Grainger, Inc.+	500	34,970

Diversified Financial Services - 4.14%
	Ameriprise Financial, Inc.#	2,780	151,510
	The Bear Stearns Cos., Inc.#	2,800	455,784
	Capital One Financial Corp.#	2,400	184,368
	The Charles Schwab Corp.#	16,300	315,242

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SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Diversified Financial Services (continued)
	CIT Group, Inc.#	4,900	$273,273
	Citigroup, Inc.#	5,100	284,070
	Countrywide Financial Corp.+	500	21,225
	E*Trade Financial Co.*+#	11,400	255,588
	Franklin Resources, Inc.	2,800	308,476
	Goldman Sachs Group, Inc.+#	1,700	338,895
	Lehman Brothers Holdings, Inc.+	4,400	343,728
	Merrill Lynch & Co., Inc.+	1,600	148,960
	Morgan Stanley	3,100	252,433
	SLM Corp.	810	39,504
	T Rowe Price Group, Inc.#	5,000	218,850

			3,591,906

Electric - 1.52%
	The AES Corp.*#	9,600	211,584
	Allegheny Energy, Inc.*	2,800	128,548
	Ameren Corp.	600	32,238
	American Electric Power Co., Inc.+	2,435	103,682
	Dominion Resources, Inc.+	760	63,719
	Duke Energy Corp.#	10,500	348,705
	Exelon Corp.+#	3,200	198,048
	TXU Corp.	4,200	227,682

			1,314,206

Electrical Components & Equipment - 0.18%
	Emerson Electric Co.	3,600	158,652

Electronics - 0.23%
	Agilent Technologies, Inc.*	1,900	66,215
	Sanmina-SCI Corp.*	9,500	32,775
	Thermo Fisher Scientific, Inc.*+	2,300	104,167

			203,157

Engineering & Construction - 0.08%
	Fluor Corp.	800	65,320

Entertainment - 0.06%
	International Game Technology	1,200	55,440

Environmental Control - 0.07%
	Allied Waste Industries, Inc.*	5,200	63,908

Food - 0.73%
	Campbell Soup Co.+#	3,200	124,448
	Kellogg Co.	4,100	205,246
	Safeway, Inc.+#	8,700	300,672

			630,366

Industry	Company	Shares	Value

Forest Products & Paper - 0.18%
	International Paper Co.+	4,500	$153,450

Gas - 0.13%
	Sempra Energy	2,000	111,940

Hand/Machine Tools - 0.04%
	Black & Decker Corp.#	400	31,988

Healthcare - Products - 1.64%
	Baxter International, Inc.+	6,500	301,535
	Becton Dickinson & Co.	3,420	239,913
	CR Bard, Inc.	3,700	306,989
	Medtronic, Inc.+#	4,500	240,795
	St Jude Medical, Inc.*	1,080	39,485
	Stryker Corp.#	5,260	289,878

			1,418,595

Healthcare - Services - 0.79%
	Aetna, Inc.#	2,900	125,222
	Humana, Inc.*	3,000	165,930
	Laboratory Corp. of America Holdings*+	800	58,776
	Quest Diagnostics, Inc.	2,700	143,100
	UnitedHealth Group, Inc.#	3,600	193,428

			686,456

Home Furnishings - 0.06%
	Whirlpool Corp.+	600	49,812

Household Products/Wares - 0.32%
	Clorox Co.	1,530	98,150
	Kimberly-Clark Corp.	2,700	183,465

			281,615

Housewares - 0.10%
	Newell Rubbermaid, Inc.	2,900	83,955

Insurance - 2.90%
	ACE Ltd.	1,400	84,798
	Aflac, Inc.+	800	36,800
	The Allstate Corp.	1,000	65,110
	AON Corp.+#	3,500	123,690
	Berkshire Hathaway, Inc.*+	120	439,920
	Chubb Corp.	4,500	238,095
	Cigna Corp.	900	118,413
	Genworth Financial, Inc.+	2,600	88,946
	Hartford Financial Services Group, Inc.+	900	83,979
	Metlife, Inc.+#	4,600	271,446
	Principal Financial Group, Inc.	4,700	275,890
	The Progressive Corp.	5,520	133,694

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SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Insurance (continued)
	Prudential Financial, Inc.	1,200	$103,032
	Safeco Corp.	3,420	213,921
	The St Paul Travelers Cos., Inc.	4,500	241,605

			2,519,339

Internet - 0.76%
	eBay, Inc.*+#	6,900	207,483
	Google, Inc.*+	600	276,288
	Symantec Corp.*	2,000	41,700
	Yahoo!, Inc.*#	5,400	137,916

			663,387

Iron/Steel - 0.12%
	United States Steel Corp.	1,400	102,396

Leisure Time - 0.09%
	Harley-Davidson, Inc.	1,100	77,517

Lodging - 0.35%
	Hilton Hotels Corp.#	4,500	157,050
	Marriott International, Inc.+	3,000	143,160

			300,210

Machinery - Diversified - 0.08%
	Cummins, Inc.+	600	70,908

Media - 1.78%
	Comcast Corp.*+#	7,300	309,009
	Idearc, Inc.*	770	22,060
	The McGraw-Hill Cos., Inc.	4,000	272,080
	News Corp.	14,000	300,720
	Time Warner, Inc.+#	15,900	346,302
	Tribune Co.+	2,200	67,716
	Walt Disney Co.+#	6,700	229,609

			1,547,496

Mining - 0.28%
	Alcoa, Inc.	1,600	48,016
	Freeport-McMoRan Copper & Gold, Inc.	1,500	83,595
	Vulcan Materials Co.	1,200	107,844

			239,455

Miscellaneous Manufacturers - 2.08%
	Cooper Industries Ltd.	2,600	235,118
	Danaher Corp.+#	3,400	246,296
	Eaton Corp.	2,200	165,308
	General Electric Co.	4,900	182,329
	Honeywell International, Inc.	5,300	239,772

Industry	Company	Shares	Value

Miscellaneous Manufacturers (continued)
	Illinois Tool Works, Inc.+	2,000	$92,380
	Leggett & Platt, Inc.#	8,800	210,320
	Parker Hannifin Corp.+	2,900	222,952
	Textron, Inc.#	2,200	206,294

			1,800,769

Office/Business Equipment - 0.09%
	Pitney Bowes, Inc.	1,600	73,904

Oil & Gas - 2.39%
	Baker Hughes, Inc.#	2,600	194,116
	Chevron Corp.#	5,078	373,385
	ConocoPhillips#	5,487	394,790
	Exxon Mobil Corp.#	5,400	413,802
	Marathon Oil Corp.#	1,700	157,250
	Occidental Petroleum Corp.#	6,000	292,980
	Valero Energy Corp.#	4,900	250,684

			2,077,007

Oil & Gas Services - 1.82%
	Anadarko Petroleum Corp.#	4,200	182,784
	Apache Corp.#	3,200	212,832
	EOG Resources, Inc.#	2,400	149,880
	Halliburton Co.#	4,700	145,935
	Hess Corp.+#	3,060	151,684
	Nabors Industries Ltd.*#	6,800	202,504
	Rowan Cos., Inc.#	5,500	182,600
	Schlumberger Ltd.#	3,200	202,112
	Sunoco, Inc.	2,400	149,664

			1,579,995

Packaging & Containers - 0.09%
	Pactiv Corp.*	2,100	74,949

Pharmaceuticals - 5.67%
	Allergan, Inc.+	1,900	227,506
	Bristol-Myers Squibb Co.+#	72,400	1,905,568
	Cardinal Health, Inc.#	2,100	135,303
	Caremark Rx, Inc.#	3,800	217,018
	Cephalon, Inc.*#	5,000	352,050
	Express Scripts, Inc.*#	2,200	157,520
	Gilead Sciences, Inc.*#	4,900	318,157
	Hospira, Inc.*	7,700	258,566
	King Pharmaceuticals, Inc.*#	5,500	87,560
	Medco Health Solutions, Inc.*#	3,500	187,040
	Merck & Co., Inc.#	20,100	876,360
	Pfizer, Inc.	7,600	196,840

			4,919,488

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SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Industry	Company	Shares	Value

Common Stocks (continued)
Pipelines - 0.17%
	El Paso Corp.	9,900	$151,272

Retail - 4.01%
	Autonation, Inc.*	736	15,692
	Autozone, Inc.*	1,700	196,452
	Bed Bath & Beyond, Inc.*#	2,020	76,962
	Circuit City Stores, Inc.+#	6,900	130,962
	Costco Wholesale Corp.	1,000	52,870
	CVS Corp.#	3,500	108,185
	Dillard’s, Inc.+#	38,400	1,342,848
	Federated Department Stores, Inc.+#	800	30,504
	JC Penney Co., Inc.+#	2,000	154,720
	Ltd. Brands, Inc.	4,400	127,336
	Nordstrom, Inc.+#	5,000	246,700
	Office Depot, Inc.*+#	4,300	164,131
	OfficeMax, Inc.#	2,700	134,055
	Sally Beauty Holdings, Inc.*	3,000	23,400
	Sears Holdings Corp.*	1,200	201,516
	Staples, Inc.	3,950	105,465
	Starbucks Corp.*#	3,700	131,054
	Walgreen Co.+	2,500	114,725
	Wal-Mart Stores, Inc.	2,600	120,068

			3,477,645

Savings & Loans - 0.99%
	Washington Mutual, Inc.+#	18,943	861,717

Semiconductors - 1.12%
	Altera Corp.*	500	9,840
	Applied Materials, Inc.+#	10,700	197,415
	Nvidia Corp.*+#	14,400	532,944
	Texas Instruments, Inc.#	8,070	232,416

			972,615

Software - 1.55%
	Adobe Systems, Inc.*#	7,000	287,840
	Automatic Data Processing, Inc.#	4,400	216,700
	BMC Software, Inc.*	3,920	126,224
	Citrix Systems, Inc.*#	4,300	116,315
	IMS Health, Inc.	2,800	76,944
	Intuit, Inc.*#	5,600	170,856
	Novell, Inc.*	5,400	33,480
	Oracle Corp.*#	11,860	203,280
	Paychex, Inc.#	2,900	114,666

			1,346,305

Telecommunications - 3.17%
	Alltel Corp.#	1,900	114,912
	AT&T, Inc.#	7,200	257,400

Industry	Company	Shares	Value

Telecommunications (continued)
	Ciena Corp.*	5,942	$164,653
	Cisco Systems, Inc.*#	14,900	407,217
	Citizens Communications Co.	8,800	126,456
	Comverse Technology, Inc.*+#	7,900	166,769
	Corning, Inc.*#	11,200	209,552
	Embarq Corp.	385	20,235
	Motorola, Inc. +	5,300	108,968
	Qualcomm, Inc.#	5,300	200,287
	Sprint Nextel Corp.+#	12,800	241,792
	Tellabs, Inc.*#	12,400	127,224
	Verizon Communications, Inc.#	15,400	573,496
	Windstream Corp.	1,964	27,928

			2,746,889

Textiles - 0.05%
	Cintas Corp.	1,200	47,652

Toys/Games/Hobbies - 0.06%
	Mattel, Inc.	2,200	49,852

Transportation - 0.80%
	Burlington Northern Santa Fe Corp.#	1,400	103,334
	CSX Corp.#	5,400	185,922
	FedEx Corp.	1,300	141,206
	Norfolk Southern Corp.	2,700	135,783
	Union Pacific Corp.	1,400	128,828

			695,073

TOTAL COMMON STOCKS			46,348,306

(Cost $37,102,237)

CORPORATE NOTES - 2.23%

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

Holding Companies - Diversified - 1.88%
Leucadia National Corp.
8/15/2013	7.750%	$1,550,000	1,635,250

Transportation - 0.35%
Sea Containers Ltd.*+@
2/15/2008	7.875%	426,000	300,862

TOTAL CORPORATE NOTES			1,936,112

(Cost $2,029,409)

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SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2006 (Unaudited)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 43.83%
U.S. Treasury Bills - 22.75%
2/1/2007	3.162%	$3,000,000	$2,986,318
2/22/2007	3.722%	3,000,000	2,977,612
4/12/2007	2.610%	7,000,000	6,906,116
5/3/2007	3.170%	2,000,000	1,967,420
5/24/2007	3.719%	3,000,000	2,942,661
6/14/2007	4.269%	2,000,000	1,956,124

			19,736,251

U.S. Treasury Notes - 21.08%
3/31/2007	3.750%	300,000	299,016
7/31/2007	3.875%	500,000	496,679
8/15/2007	2.750%	300,000	295,828
11/15/2007	3.000%	200,000	196,570
1/31/2008+	4.375%	3,000,000	2,980,194
2/15/2008	3.375%	300,000	294,762
8/31/2008	4.875%	300,000	299,977
10/15/2008	3.125%	200,000	194,227
11/15/2008	3.375%	200,000	194,875
4/15/2009	3.125%	300,000	289,383
6/15/2009	4.000%	300,000	294,832
8/15/2009	3.500%	200,000	193,953
10/15/2009	3.375%	300,000	289,430
11/15/2009	3.500%	200,000	193,445
2/15/2010	3.500%	300,000	289,453
4/15/2010+	4.000%	300,000	293,555
6/15/2010	3.625%	500,000	482,969
7/15/2010	3.875%	500,000	486,758
10/15/2010+	4.250%	500,000	492,266
1/15/2011+	4.250%	2,000,000	1,966,876
2/28/2011+	4.500%	1,000,000	992,617
3/31/2011+	4.750%	1,000,000	1,001,680
4/30/2011	4.875%	2,000,000	2,012,968
7/31/2011+	4.875%	1,000,000	1,007,031
8/31/2011	4.625%	300,000	299,051
11/15/2013+	4.250%	200,000	194,719
2/15/2015	4.000%	200,000	190,523
5/15/2016+	5.125%	2,000,000	2,060,078

			18,283,715

TOTAL U.S. GOVERNMENT OBLIGATIONS			38,019,966

(Cost $38,106,731)

	Number of Contracts	Value

PURCHASED CALL OPTIONS - 0.25%
AT&T, Inc.
expiring: January, 2007 at $25.00	200	$214,000

TOTAL PURCHASED CALL OPTIONS		214,000

(Cost $28,010)

MONEY MARKET MUTUAL FUNDS - 0.40%

	Rate^	Shares	Value
Blackrock TempCash Liquidity Fund	5.17%	343,740	343,740

TOTAL MONEY MARKET MUTUAL FUNDS			343,740

(Cost $343,740)

TOTAL INVESTMENTS - 100.15%			$86,862,124
(Cost $77,610,127)
Liabilities in Excess of Other Assets - (0.15)%			(129,001)

NET ASSETS - 100.00%			$86,733,123

*	Non Income Producing Security
^	Rate disclosed is as of December 31, 2006.
+	This security or a portion of the security is out on loan at December 31, 2006. Total loaned securities had a market value of $22,138,400 at December 31, 2006.
#	Security subject to call option written by the Fund.
@	On October 15, 2006, Sea Containers Ltd., filed for Chapter 11 bankruptcy.

See Notes to Financial Statements

104	Semi-Annual Report | December 31, 2006 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.Bridgeway.com	105

Bridgeway Balanced Fund

SCHEDULE OF OPTIONS WRITTEN

As of December 31, 2006 (Unaudited)

Company	Number of Contracts	Value

COVERED CALL OPTIONS WRITTEN
Adobe Systems, Inc.
expiring: January 07 at $42.50	20	$(1,000)
AES Corp.
expiring: January 07 at $22.50	25	(625)
Aetna, Inc.
expiring: February 07 at $45.00	8	(1,000)
Affiliated Computer Services, Inc.
expiring: April 07 at $55.00	10	(700)
Alberto-Culver Co.
expiring: January 07 at $20.00	30	(4,650)
Alltell Corp.
expiring: February 07 at $60.00	5	(1,413)
American Standard Cos., Inc.
expiring: April 07 at $50.00	6	(660)
Ameriprise Financial, Inc.
expiring: March 07 at $55.00	7	(1,435)
Anadarko Petroleum Corp.
expiring: February 07 at $50.00	20	(600)
AON Corp.
expiring: April 07 at $37.50	8	(680)
Apache Corp.
expiring: February 07 at $70.00	8	(1,160)
Apple Computer, Inc.
expiring: January 07 at $90.00	25	(5,187)
expiring: February 07 at $90.00	13	(4,615)
Applied Materials, Inc.
expiring: January 07 at $17.50	25	(2,813)
Archer-Daniels-Midland Co.
expiring: January 07 at $35.00	50	(875)
expiring: March 07 at $35.00	86	(7,740)
AT&T, Inc.
expiring: January 07 at $32.50	200	(65,000)
expiring: January 07 at $35.00	15	(1,425)
expiring: April 07 at $35.00	15	(2,813)
Automatic Data Processing, Inc.
expiring: February 07 at $52.50	20	(550)
Baker Hughes, Inc.
expiring: January 07 at $75.00	13	(2,438)
Bank of America Corp.
expiring: January 07 at $55.00	18	(225)
expiring: January 07 at $52.50	80	(10,800)
Bank of New York Co., Inc.
expiring: April 07 at $40.00	15	(2,175)
The Bear Stearns Cos., Inc.
expiring: February 07 at $175.00	7	(910)
Bed Bath & Beyond, Inc.
expiring: January 07 at $42.50	10	(25)
Biogen Idec, Inc.
expiring: April 07 at $55.00	8	(760)
Black & Decker Corp.
expiring: February 07 at $75.00	4	(2,560)

Company	Number of Contracts	Value

Bristol-Myers Squibb Co.
expiring: January 07 at $25.00	100	$(13,500)
expiring: March 07 at $27.50	30	(1,875)
expiring: June 07 at $27.50	300	(31,500)
Burlington Northern Santa Fe Corp.
expiring: April 07 at $80.00	5	(1,075)
Campbell Soup Co.
expiring: January 07 at $40.00	16	(280)
Capital One Financial Corp.
expiring: February 07 at $80.00	6	(840)
Cardinal Health, Inc.
expiring: March 07 at $70.00	7	(455)
Caremark Rx, Inc.
expiring: March 07 at $55.00	10	(3,900)
Cephalon, Inc.
expiring: January 07 at $75.00	50	(2,375)
The Charles Schwab Corp.
expiring: January 07 at $20.00	50	(1,250)
Chevron Corp.
expiring: March 07 at $80.00	18	(1,350)
Circuit City Stores, Inc.
expiring: January 07 at $30.00	18	(45)
Cisco Systems, Inc.
expiring: January 07 at $22.50	30	(14,550)
CIT Group, Inc.
expiring: January 07 at $55.00	15	(2,625)
Citigroup, Inc.
expiring: March 07 at $57.50	12	(1,050)
Citrix Systems, Inc.
expiring: January 07 at $35.00	15	(75)
Coach, Inc.
expiring: February 07 at $45.00	15	(2,137)
Comcast Corp.
expiring: April 07 at $45.00	15	(1,800)
Comverse Technology, Inc.
expiring: January 07 at $22.50	20	(450)
ConocoPhillips
expiring: February 07 at $80.00	15	(750)
Corning, Inc.
expiring: February 07 at $22.50	50	(875)
CSX Corp.
expiring: February 07 at $40.00	25	(375)
CVS Corp.
expiring: May 07 at $35.00	9	(675)
Danaher Corp.
expiring: January 07 at $75.00	8	(240)
Dillards, Inc.
expiring: January 07 at $30.00	15	(7,650)
expiring: January 07 at $35.00	54	(4,860)
expiring: February 07 at $35.00	268	(41,540)
Duke Energy Corp.
expiring: January 07 at $32.50	30	(3,000)

106	Semi-Annual Report | December 31, 2006 (Unaudited)

Bridgeway Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

As of December 31, 2006 (Unaudited)

Company	Number of Contracts	Value

Covered Call Options Written (continued)
E*Trade Financial Co.
expiring: January 07 at $25.00	20	$(50)
eBAY, Inc.
expiring: January 07 at $32.50	20	(350)
EOG Resources, Inc.
expiring: January 07 at $75.00	10	(25)
Exelon Corp.
expiring: January 07 at $65.00	8	(100)
Express Scripts, Inc.
expiring: January 07 at $70.00	8	(2,340)
Exxon Mobile Corp.
expiring: January 07 at $80.00	12	(450)
Federated Department Stores, Inc.
expiring: February 07 at $35.00	8	(3,080)
Genzyme Corp.
expiring: January 07 at $70.00	13	(97)
Gilead Sciences, Inc.
expiring: January 07 at $70.00	15	(300)
Goldman Sachs Group, Inc.
expiring: January 07 at $200.00	9	(3,195)
Gymboree Corp.
expiring: January 07 at $40.00	25	(2,062)
Halliburton Co.
expiring: April 07 at $35.00	12	(1,230)
Hess Corp.
expiring: February 07 at $50.00	30	(7,800)
Hewlett- Packard Co.
expiring: January 07 at $40.00	30	(4,650)
Hilton Hotels Corp.
expiring: January 07 at $30.00	20	(10,400)
Intuit, Inc.
expiring: April 07 at $32.50	10	(1,150)
JC Penny Co., Inc.
expiring: February 07 at $85.00	10	(650)
King Pharmaceuticals, Inc.
expiring: January 07 at $17.50	15	(37)
Leggett & Platt, Inc.
expiring: January 07 at $22.50	88	(13,200)
Lexmark International, Inc.
expiring: January 07 at $75.00	10	(1,075)
Marathon Oil Corp.
expiring: January 07 at $100.00	9	(292)
Medco Health Solutions, Inc.
expiring: April 07 at $55.00	8	(2,260)
Medtronic, Inc.
expiring: January 07 at $55.00	12	(450)
Merck & Co., Inc.
expiring: April 07 at $45.00	164	(22,960)
Metlife, Inc.
expiring: January 07 at $60.00	12	(480)
Nabors Industries Ltd.
expiring: March 07 at $35.00	15	(750)

Company	Number of Contracts	Value

NCR Corp.
expiring: April 07 at $45.00	15	$(2,587)
Network Appliance, Inc.
expiring: March 07 at $45.00	17	(1,360)
Nordstrom, Inc.
expiring: January 07 at $50.00	15	(1,350)
Nvidia Corp.
expiring: January 07 at $37.50	50	(6,250)
Occidental Petroleum Corp.
expiring: February 07 at $55.00	30	(1,350)
Office Depot, Inc.
expiring: April 07 at $45.00	12	(600)
OfficeMax, Inc.
expiring: January 07 at $50.00	15	(1,425)
OM Group, Inc.
expiring: January 07 at $50.00	50	(1,625)
expiring: March 07 at $50.00	50	(11,625)
Oracle Corp.
expiring: March 07 at $20.00	30	(375)
Paychex, Inc.
expiring: March 07 at $40.00	7	(840)
PepsiCo., Inc.
expiring: April 07 at $65.00	8	(840)
Procter & Gamble Co.
expiring: April 07 at $65.00	10	(1,775)
Qualcomm, Inc.
expiring: April 07 at $45.00	15	(1,050)
Rowan Cos., Inc.
expiring: January 07 at $35.00	12	(540)
expiring: January 07 at $32.50	43	(6,342)
Safeway, Inc.
expiring: March 07 at $35.00	21	(3,308)
Schlumberger Ltd.
expiring: January 07 at $70.00	10	(150)
expiring: February 07 at $70.00	8	(640)
Sprint Nextel Corp.
expiring: January 07 at $20.00	30	(375)
Starbucks Corp.
expiring: January 07 at $37.50	15	(188)
State Street Corp.
expiring: February 07 at $70.00	8	(900)
Stryker Corp.
expiring: March 07 at $60.00	12	(720)
T Rowe Price Group, Inc.
expiring: January 07 at $50.00	15	(75)
Tellabs, Inc.
expiring: March 07 at $10.00	30	(2,925)
Texas Instruments, Inc.
expiring: January 07 at $35.00	20	(50)
Textron, Inc.
expiring: March 07 at $100.00	5	(825)
Time Warner, Inc.
expiring: April 07 at $22.50	30	(2,175)

www.Bridgeway.com	107

Bridgeway Balanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)

As of December 31, 2006 (Unaudited)

Company	Number of Contracts	Value

Covered Call Options Written (continued)
United Health Group, Inc.
expiring: March 07 at $55.00	9	$(1,755)
US Bancorp
expiring: January 07 at $35.00	8	(1,140)
Valero Energy Corp.
expiring: March 07 at $60.00	12	(840)
Verizon Communications, Inc.
expiring: January 07 at $37.50	75	(9,188)
The Walt Disney Co.
expiring: January 07 at $32.50	20	(4,050)
Washington Mutual
expiring: April 07 at $45.00	120	(24,000)
Wells Fargo & Co.
expiring: January 07 at $37.50	20	(100)
Yahoo!, Inc.
expiring: January 07 at $30.00	15	(38)

TOTAL COVERED CALL OPTIONS WRITTEN		(438,740)

(Premiums received $449,240)

PUT OPTIONS WRITTEN
Albemarle Corp.
expiring: January 07 at $70.00	100	(9,000)
expiring: March 07 at $70.00	100	(23,750)
AT&T Corp.
expiring: January 07 at $30.00	100	(250)
expiring: January 07 at $32.50	250	(625)
Bank of America
expiring: January 07 at $52.50	80	(2,800)
expiring: February 07 at $52.50	40	(2,700)
Big Lots, Inc.
expiring: January 07 at $20.00	200	(2,500)
expiring: January 07 at $22.50	200	(11,000)
expiring: April 07 at $22.50	100	(15,000)
expiring: January 07 at $17.50	350	(1,750)
BMC Software, Inc.
expiring: January 07 at $30.00	405	(6,075)
expiring: February 07 at $30.00	150	(9,000)
Bristol-Myers Squibb
expiring: March 07 at $25.00	100	(5,750)
Cephalon, Inc.
expiring: January 07 at $70.00	50	(7,500)
expiring: February 07 at $70.00	50	(14,375)
ConocoPhillips
expiring: January 07 at $60.00	90	(225)
expiring: February 07 at $70.00	100	(18,750)

Company	Number of Contracts	Value

Continental Airlines
expiring: January 07 at $40.00	100	$(12,750)
expiring: March 07 at $40.00	100	(32,000)
Digene Corp.
expiring: January 07 at $45.00	100	(2,500)
expiring: March 07 at $45.00	80	(17,000)
Dillard’s, Inc.
expiring: January 07 at $35.00	180	(15,300)
Duke Energy Corp.
expiring: January 07 at $30.00	430	(1,075)
expiring: April 07 at $32.50	150	(12,000)
Gymboree Corp.
expiring: February 07 at $40.00	150	(48,750)
Merck & Co., Inc.
expiring: January 07 at $42.50	160	(4,400)
OM Group, Inc.
expiring: January 07 at $45.00	200	(30,500)
Pfizer, Inc.
expiring: March 07 at $25.00	400	(22,000)
Research In Motion Ltd.
expiring: January 07 at $120.00	25	(3,687)
Teletech Holdings
expiring: January 07 at $22.50	100	(2,500)
expiring: April 07 at $22.50	100	(10,750)
US Bancorp
expiring: March 07 at $35.00	100	(4,000)
Verizon Communications, Inc.
expiring: January 07 at $32.50	150	(375)
expiring: January 07 at $35.00	295	(738)
Washington Mutual
expiring: April 07 at $45.00	100	(13,750)

TOTAL PUT OPTIONS WRITTEN		(365,125)

(Premiums received $568,112)

TOTAL OPTIONS WRITTEN		$(803,865)

(Premiums received $1,017,352)

See Notes to Financial Statements.

108	Semi-Annual Report | December 31, 2006 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.Bridgeway.com	109

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006 (Unaudited)

ASSETS	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market

Investments at value	$383,615,160	$585,964,837	$133,415,956	$1,164,625,225
Cash	-	-	-	1,084,983
Receivable for portfolio securities sold	379,028	6,386,724	-	10,713,495
Receivable for fund shares sold	107,390	754,664	71,216	1,638,020
Dividends receivable	271,760	339,585	207,129	858,529
Interest receivable	43,570	68,878	107,768	387,498
Receivable from investment adviser	-	-	-	-
Prepaid and other assets	108,817	97,185	11,150	162,759
Variation margin receivable	-	8	-	-

Total assets	384,525,725	593,611,881	133,813,219	1,179,470,509

LIABILITIES
Payable for portfolio securities purchased	-	-	279,537	1,010,445
Payable for fund shares redeemed	1,001,526	2,127,011	71,217	1,615,889
Accrued investment advisory fees	867,590	537,477	94,553	468,986
Accrued administration fees	15,619	23,339	5,253	46,899
Accrued directors fees	999	917	2,056	2,207
Other payables	38,288	20,555	34,095	94,033
Covered call options written at value^	-	-	-	-
Due to custodian	1,024,879	4,332,101	-	-
Put options written at value+	-		-	-

Total liabilities	2,948,901	7,041,400	486,711	3,238,459

NET ASSETS	$381,576,824	$586,570,481	$133,326,508	$1,176,232,050

NET ASSETS REPRESENT
Paid-in capital	$300,796,486	$552,102,067	$95,403,408	$774,936,550
Accumulated net investment income/(loss)	(1,295,238)	(991,794)	66,889	(965,936)
Accumulated net realized gain/(loss) on investments	7,415,206	(31,878,933)	2,772,029	25,487,511
Net unrealized appreciation/(depreciation) on investments	74,660,370	67,339,141	35,084,182	376,773,925

NET ASSETS	$381,576,824	$586,570,481	$133,326,508	$1,176,232,050

Shares of common stock outstanding of $.001 par value*	7,008,823	34,646,877	3,750,989	60,189,237

Net asset value per share	$54.44	$16.93	$35.54	$19.54

Investments at cost	$308,954,790	$518,625,696	$98,331,774	$787,851,300

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
^	Premiums received on covered call options written were $449,240 for Balanced Fund.
+	Premiums received on put options written were $568,112 for Balanced Fund.

See Notes to Financial Statements

110	Semi-Annual Report | December 31, 2006 (Unaudited)

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced

$70,688,061	$176,808,616	$257,730,951	$107,108,940	$87,753,697	$75,354,732	$86,862,124
-	-	-	-	-	-	-
806,212	5,871,312	1,244,548	227,106	35	-	33,886
1,400	158,252	427,030	347,398	349,381	348,252	262,160
13,703	60,239	91,456	98,967	101,658	55,554	53,950
9,596	50,852	43,050	5,936	5,554	4,504	288,917
-	-	-	-	-	21,129	5,203
16,840	36,805	25,053	19,629	10,014	12,622	30,264
-	-	-	-	-	-	163,720

71,535,812	182,986,076	259,562,088	107,807,976	88,220,339	75,796,793	87,700,224

-	-	-	-	-	299,396	-
29,697	469,858	500,410	476,058	193,507	10,000	89,211
79,452	96,414	127,358	42,918	36,877	-	44,307
2,867	7,796	10,512	4,292	3,479	2,925	3,473
469	1,274	749	763	1,392	721	3,436
20,156	34,450	45,352	7,061	19,129	22,723	22,799
-	-	-	-	-	-	438,740
969,743	7,000,696	1,542,534	-	-	-	10
-		-	-	-	-	365,125

1,102,384	7,610,488	2,226,915	531,092	254,384	335,765	967,101

$70,433,428	$175,375,588	$257,335,173	$107,276,884	$87,965,955	$75,461,028	$86,733,123

$62,534,396	$161,904,920	$213,111,715	$98,707,683	$72,123,986	$67,047,104	$80,613,693
(92,264)	(255,973)	(127,646)	(6,429)	6,356	2,658	(26,808)

(2,160,631)	(14,723,090)	(12,124,444)	(7,132,834)	(210,761)	(2,746,668)	(3,319,249)

10,151,927	28,449,731	56,475,548	15,708,464	16,046,374	11,157,934	9,465,487

$70,433,428	$175,375,588	$257,335,173	$107,276,884	$87,965,955	$75,461,028	$86,733,123

8,239,268	12,286,558	15,919,726	8,490,531	5,528,973	9,367,137	6,918,603

$8.55	$14.27	$16.16	$12.63	$15.91	$8.06	$12.54

$60,536,134	$148,358,885	$201,255,403	$91,400,476	$71,707,323	$64,196,798	$77,610,127

www.Bridgeway.com	111

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2006 (Unaudited)

	Aggressive Investors 1	Aggressive Investors 2	Ultra-Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends	$1,576,251 *	$1,818,868 **	$289,967	$3,839,731	***
Interest	109,543	215,897	101,648	418,656
Securities Lending	227,024	322,596	372,984	1,863,748
Other	25,707	-	2	670

Total Investment Income	1,938,525	2,357,361	764,601	6,122,805

EXPENSES
Investment advisory fees - Base fees	1,759,446	2,520,656	563,251	2,777,501
Investment advisory fees - Performance adjustment	1,173,861	233,085	-	-
Administration fees	98,759	140,774	32,792	276,750
Accounting fees	24,592	28,245	26,039	30,815
Transfer agent fees	74,469	140,185	22,041	166,201
Professional fees	22,000	54,610	9,681	95,152
Custody fees	1,020	53,395	4,387	48,542
Blue sky fees	6,430	59,095	3,760	16,906
Directors fees	10,865	14,475	4,336	20,725
ICI Registration fees	4,214	5,100	2,885	4,472
Reports to Shareholders	4,197	6,850	1,200	6,832
Insurance	6,616	25,270	8,998	45,456
Miscellaneous	47,294	67,415	18,342	150,079

Total expenses	3,233,763	3,349,155	697,712	3,639,431

Less investment advisory fees waived	-	-	-	-
Less expense reimbursed by investment adviser	-	-	-	-

Net Expenses	3,233,763	3,349,155	697,712	3,639,431

NET INVESTMENT INCOME (LOSS)	(1,295,238)	(991,794)	66,889	2,483,374

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/(loss) on investment securities	10,910,221	(33,412,065)	12,120,049	33,422,656
Net realized gain/(loss) on options	106,230	(277,441)	-	-
Net realized gain/(loss) on futures contracts	-	-	-	-
Net change in unrealized appreciation/(depreciation) on investments	(22,233,850)	25,951,602	(8,321,420)	28,284,777

Net realized and unrealized gain/(loss) on investments	(11,217,399)	(7,737,904)	3,798,629	61,707,433

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,512,637)	$(8,729,698)	$3,865,518	$64,190,807

*	Net of foreign withholding tax of $2,835 (Aggressive Investors 1)
**	Net of foreign withholding tax of $3,210 (Aggressive Investors 2)
***	Net of foreign withholding tax of $265 (Ultra Small Company Market)

See Notes to Financial Statements

112	Semi-Annual Report | December 31, 2006 (Unaudited)

Micro-Cap Limited	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced

$114,817	$390,574	$847,949	$460,054	$767,072	$580,308	$444,867
17,780	59,869	91,447	41,966	19,325	13,485	928,069
189,185	248,928	200,463	16,827	25,374	9,480	16,043
-	-	-	-	-	-	39,459

321,782	699,371	1,139,859	518,847	811,771	603,273	1,428,438

330,309	653,130	875,624	252,905	207,431	23,121	259,496
(3,009)	8,141	(4,650)	130	33	-	-
17,350	54,427	72,969	25,290	20,743	14,632	20,624
23,956	27,328	27,230	23,805	24,170	24,770	24,606
13,442	71,610	84,110	27,275	26,311	13,526	26,755
8,588	32,769	45,575	6,219	6,443	5,340	21,771
3,262	10,917	7,813	8,220	2,680	2,902	5,192
1,316	21,640	41,960	13,572	23,440	15,198	19,430
1,674	6,637	8,249	1,894	244	1,260	5,588
1,820	3,998	7,978	576	1,390	1,194	4,000
604	6,180	18,532	820	1,133	242	5,790
4,186	16,220	24,140	4,215	3,838	2,320	10,320
10,548	39,917	55,545	10,009	11,120	7,740	17,146

414,046	952,914	1,265,075	374,930	328,976	112,245	420,718

-	-	-	-	-	(23,121)	(5,203)
-	-	-	-	-	(46,734)	(2,348)

414,046	952,914	1,265,075	374,930	328,976	42,390	413,167

(92,264)	(253,543)	(125,216)	143,917	482,795	560,883	1,015,271

(2,789,985)	(10,481,814)	(6,422,077)	(1,825,305)	211,661	(25,738)	(1,143,575)
-	-	-	-	-	-	1,101,382
-	-	-	-	-	-	(3,181,639)

5,068	(1,587,222)	3,032,910	6,393,866	7,862,364	6,350,299	4,385,809

(2,784,917)	(12,069,036)	(3,389,167)	4,568,561	8,074,025	6,324,561	1,161,977

$(2,877,181)	$(12,322,579)	$(3,514,383)	$4,712,478	$8,556,820	$6,885,444	$2,177,248

www.Bridgeway.com	113

STATEMENT OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Aggressive Investors 2
	Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,
	2006**	2006	2006**	2006

OPERATIONS:
Net investment income/(loss)	$(1,295,238)	$(2,895,367)	$(991,794)	$(943,483)
Net realized gain/(loss) from investment securities	10,910,221	57,574,148	(33,412,065)	22,380,513
Net realized gain/(loss) on options	106,230	(659,897)	(277,441)	(311,964)
Net realized gain/(loss) on futures contracts	-	-	-	-
Net change in unrealized appreciation/(depreciation) on investments	(22,233,850)	25,737,738	25,951,602	13,950,408
Net change in unrealized appreciation/(depreciation) on futures contracts	-	-	-	-

Net increase/(decrease) in net assets resulting from operations	(12,512,637)	79,756,622	(8,729,698)	35,075,474

DISTRIBUTIONS:
From net investment income	-	-	-	-
From net realized gains	(38,922,847)	(42,619,826)	(12,277,778)	(5,969,682)

Net increase/(decrease) in net assets from distributions	(38,922,847)	(42,619,826)	(12,277,778)	(5,969,682)

SHARE TRANSACTIONS:
Proceeds from sale of shares	11,791,507	53,941,063	162,914,353	509,374,846
Reinvestment of distributions	33,930,174	36,621,902	11,193,522	5,717,750
Cost of shares redeemed	(51,301,551)	(57,993,953)	(151,791,778)	(114,989,912)

Net increase/(decrease) in net assets from share transactions	(5,579,870)	32,569,012	22,316,097	400,102,684

Net increase/(decrease) in net assets	(57,015,354)	69,705,808	1,308,621	429,208,476

NET ASSETS:
Beginning of period	438,592,178	368,886,370	585,261,860	156,053,384

End of period*	$381,576,824	$438,592,178	$586,570,481	$585,261,860

SHARES ISSUED & REDEEMED
Issued	206,642	880,680	9,827,352	28,830,562
Distributions reinvested	613,122	638,791	647,399	342,791
Redeemed	(896,082)	(951,594)	(9,172,500)	(6,428,057)

Net increase/(decrease)	(76,318)	567,877	1,302,251	22,745,296
Outstanding at beginning of period	7,085,141	6,517,264	33,344,626	10,599,330

Outstanding at end of period	7,008,823	7,085,141	34,646,877	33,344,626

* Including accumulated net investment income (loss) of:	$(1,295,238)	$-	$(991,794)	$-
**	Unaudited
***	Net of redemption fees of $259,383 and $439,575 for the six months ended December 31, 2006 and the year ended June 30, 2006, respectively. (Ultra Small Company Market)

See Notes to Financial Statements

114	Semi-Annual Report | December 31, 2006 (Unaudited)

Ultra-Small Company		Ultra-Small Company Market				Micro-Cap Limited
Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,		Year Ended June 30,		Six Months Ended December 31,	Year Ended June 30,
2006**	2006	2006**		2006		2006**	2006

$66,889	$(453,627)	$2,483,374		$2,196,436		$(92,264)	$(831,300)
12,120,049	19,368,103	33,422,656		25,040,466		(2,789,985)	23,482,718
-	-	-		-		-	-
-	-	-		483,010		-	-

(8,321,420)	8,673,884	28,284,777		61,433,756		5,068	(13,091,825)

-	-	-		8,204		-	-

3,865,518	27,588,360	64,190,807		89,161,872		(2,877,181)	9,559,593

-	-	(4,933,248)		(1,179,985)		-	-
(25,378,383)	(14,389,660)	(22,318,728)		(21,617,958)		(14,955,401)	(10,105,182)

(25,378,383)	(14,389,660)	(27,251,976)		(22,797,943)		(14,955,401)	(10,105,182)

1,132,107	1,903,411	219,890,695		590,305,879		15,108,216	12,030,141
24,602,886	14,108,045	4,523,297		21,199,206		-	10,001,354
(3,088,653)	(7,650,663)	(172,870,730	)***	(184,002,179	)***	(7,552,723)	(7,412,829)

22,646,340	8,360,793	51,543,262		427,502,906		7,555,493	14,618,666

1,133,475	21,559,493	88,482,093		493,866,835		(10,277,089)	14,073,077

132,193,033	110,633,540	1,087,749,957		593,883,122		80,710,517	66,637,440

$133,326,508	$132,193,033	$1,176,232,050		$1,087,749,957		$70,433,428	$80,710,517

27,771	45,835	11,687,885		31,169,559		1,716,960	1,016,697
683,793	381,402	232,322		1,168,628		-	875,775
(76,674)	(189,025)	(9,171,421)		(9,914,510)		(750,974)	(628,001)

634,890	238,212	2,748,786		22,423,677		965,986	1,264,471
3,116,099	2,877,887	57,440,451		35,016,774		7,273,282	6,008,811

3,750,989	3,116,099	60,189,237		57,440,451		8,239,268	7,273,282

$66,889	$-	$(965,936)		$1,483,938		$(92,264)	-

www.Bridgeway.com	115

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,
	2006**	2006	2006**	2006

OPERATIONS:
Net investment income/(loss)	$(253,543)	$(304,530)	$(125,216)	$(60,141)
Net realized gain/(loss) from investment securities	(10,481,814)	66,079	(6,422,077)	(2,370,124)
Net realized gain/(loss) on options	-	-	-	-
Net realized gain/(loss) on futures contracts	-	-	-	-
Net change in unrealized appreciation/(depreciation) on investments	(1,587,222)	17,975,131	3,032,910	41,582,066
Net change in unrealized appreciation/(depreciation) on futures contracts	-	-	-	-

Net increase/(decrease) in net assets resulting from operations	(12,322,579)	17,736,680	(3,514,383)	39,151,801

DISTRIBUTIONS:
From net investment income	-	-	-	-
From net realized gains	-	-	-	-

Net increase/(decrease) in net assets from distributions	-	-	-	-

SHARE TRANSACTIONS:
Proceeds from sale of shares	30,795,112	249,408,379	49,601,131	324,600,970
Reinvestment of distributions	-	-	-	-
Cost of shares redeemed	(118,374,629)	(47,571,775)	(148,871,872)	(72,177,050)

Net increase/(decrease) in net assets from share transactions	(87,579,517)	201,836,604	(99,270,741)	252,423,920

Net increase/(decrease) in net assets	(99,902,096)	219,573,284	(102,785,124)	291,575,721

NET ASSETS:
Beginning of period	275,277,684	55,704,400	360,120,297	68,544,576

End of period*	$175,375,588	$275,277,684	$257,335,173	$360,120,297

SHARES ISSUED & REDEEMED
Issued	2,228,698	17,336,669	3,216,359	21,907,119
Distributions reinvested	-	-	-	-
Redeemed	(8,603,657)	(3,287,752)	(9,777,261)	(4,788,234)

Net increase/(decrease)	(6,374,959)	14,048,917	(6,560,902)	17,118,885
Outstanding at beginning of period	18,661,517	4,612,600	22,480,628	5,361,743

Outstanding at end of period	12,286,558	18,661,517	15,919,726	22,480,628

* Including accumulated net investment income (loss) of:	$(255,973)	$(2,430)	$(127,646)	$(2,430)
**	Unaudited

See Notes to Financial Statements

116	Semi-Annual Report | December 31, 2006 (Unaudited)

Large-Cap Growth		Large-Cap Value		Blue Chip 35 Index
Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,	Six Months Ended December 31,	Year Ended June 30,
2006**	2006	2006**	2006	2006**	2006

$143,917	$210,397	$482,795	$595,369	$560,883	$833,896
(1,825,305)	(328,693)	211,661	170,815	(25,738)	(213,778)
-	-	-	-	-	-
-	-	-	-	-	-
6,393,866	2,773,526	7,862,364	3,982,733	6,350,299	2,507,818

-	-	-	-	-	-

4,712,478	2,655,230	8,556,820	4,748,917	6,885,444	3,127,936

(357,355)	-	(819,616)	(445,034)	(1,021,236)	(720,188)
-	-	-	-	-	-

(357,355)	-	(819,616)	(445,034)	(1,021,236)	(720,188)

20,462,448	73,245,902	21,240,716	64,726,457	33,621,646	24,662,088
304,098	-	794,313	438,970	985,385	692,946
(21,705,756)	(15,028,381)	(29,524,710)	(9,227,025)	(7,480,785)	(19,903,775)

(939,210)	58,217,521	(7,489,681)	55,938,402	27,126,246	5,451,259

3,415,913	60,872,751	247,523	60,242,285	32,990,454	7,859,007

103,860,971	42,988,220	87,718,432	27,476,147	42,470,574	34,611,567

$107,276,884	$103,860,971	$87,965,955	$87,718,432	$75,461,028	$42,470,574

1,677,143	5,902,620	1,405,819	4,558,708	4,301,767	3,528,092
23,573		49,769	31,902	121,644	96,109
(1,783,969)	(1,237,457)	(2,015,732)	(665,418)	(944,579)	(2,783,097)

(83,253)	4,665,163	(560,144)	3,925,192	3,478,832	841,104
8,573,784	3,908,621	6,089,117	2,163,925	5,888,305	5,047,201

8,490,531	8,573,784	5,528,973	6,089,117	9,367,137	5,888,305

$(6,429)	$207,009	$6,356	$343,177	$2,658	$463,011

www.Bridgeway.com	117

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Balanced
	Six Months Ended December 31,	Year Ended June 30,
	2006**	2006

OPERATIONS:
Net investment income/(loss)	$1,015,271	$1,112,062
Net realized gain/(loss) from investment securities	(1,143,575)	(918,578)
Net realized gain/(loss) on options	1,101,382	1,523,741
Net realized gain/(loss) on futures contracts	(3,181,639)	435,407
Net change in unrealized appreciation/(depreciation) on investments	4,385,809	2,318,902
Net change in unrealized appreciation/(depreciation) on futures contracts	-	-

Net increase/(decrease) in net assets resulting from operations	2,177,248	4,471,534

DISTRIBUTIONS:
From net investment income	(1,860,754)	(500,081)
From net realized gains	(1,041,916)	(498,752)

Net increase/(decrease) in net assets from distributions	(2,902,670)	(998,833)

SHARE TRANSACTIONS:
Proceeds from sale of shares	13,696,181	56,790,992
Reinvestment of distributions	2,766,204	968,461
Cost of shares redeemed	(14,343,915)	(18,155,753)

Net increase/(decrease) in net assets from share transactions	2,118,470	39,603,700

Net increase/(decrease) in net assets	1,393,048	43,076,401

NET ASSETS:
Beginning of period	85,340,075	42,263,674

End of period*	$86,733,123	$85,340,075

SHARES ISSUED & REDEEMED
Issued	1,082,668	4,595,294
Distributions reinvested	220,590	79,317
Redeemed	(1,132,195)	(1,471,217)

Net increase/(decrease)	171,063	3,203,394
Outstanding at beginning of period	6,747,540	3,544,146

Outstanding at end of period	6,918,603	6,747,540

* Including accumulated net investment income (loss) of:	$(26,808)	$818,675
**	Unaudited

See Notes to Financial Statements

118	Semi-Annual Report | December 31, 2006 (Unaudited)

THIS PAGE INTENTIONALLY LEFT BLANK

www.Bridgeway.com	119

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)^	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

AGGRESSIVE INVESTORS 1

Six Months Ended December 31, 2006**	$61.90	$(0.19)	$(1.29)	$(1.48)
Year Ended June 30, 2006	56.60	(0.42)	12.23	11.81
Year Ended June 30, 2005	49.43	(0.26)	7.43	7.17
Year Ended June 30, 2004	39.94	(0.58)	10.07	9.49
Year Ended June 30, 2003	36.51	(0.27)	3.70	3.43
Year Ended June 30, 2002	41.94	(0.34)	(5.09)	(5.43)

AGGRESSIVE INVESTORS 2

Six Months Ended December 31, 2006**	17.55	(0.03)	(0.22)	(0.25)
Year Ended June 30, 2006	14.72	(0.05)	3.22	3.17
Year Ended June 30, 2005	12.75	(0.04)	2.01	1.97
Year Ended June 30, 2004	10.28	(0.09)	2.56	2.47
Year Ended June 30, 2003	10.25	(0.09)	0.12	0.03
Period from October 31, 2001 to June 30, 2002ç	10.00	(0.08)	0.33	0.25

ULTRA SMALL COMPANY

Six Months Ended December 31, 2006**	42.42	0.02	1.36	1.38
Year Ended June 30, 2006	38.44	(0.15)	9.23	9.08
Year Ended June 30, 2005	40.97	(0.10)	6.69	6.59
Year Ended June 30, 2004	32.93	(0.33)	13.66	13.33
Year Ended June 30, 2003	28.83	(0.21)	7.99	7.78
Year Ended June 30, 2002	26.99	(0.14)	4.43	4.29

ULTRA SMALL COMPANY MARKET

Six Months Ended December 31, 2006**	18.94	0.04	1.01	1.05
Year Ended June 30, 2006	16.96	0.05	2.48	2.53
Year Ended June 30, 2005	16.14	0.02	0.97	0.99
Year Ended June 30, 2004	10.98	0.02	5.16	5.18
Year Ended June 30, 2003	8.70	(0.03)	2.31	2.28
Year Ended June 30, 2002	7.22	-	1.49	1.49

*	Annualized
**	Unaudited
^	Per share amounts calculated based on the average daily shares outstanding during the period.
#	Total returns for periods less than one year are not annualized.
+	Total return would have been lower had various fees not been waived during the period.
ç	Fund commenced operations on October 31, 2001.
(a)	Less than $0.01 per share.

See Notes to Financial Statements

120	Semi-Annual Report | December 31, 2006 (Unaudited)

Less Distributions to Shareholders from:							Ratios & Supplemental Data:
Net Realized Gain	Net Investment Income	Total Distributions	Paid-in Capital from Redemption Fees^		Net Asset Value, End of Period	Total Return#	Net Assets End of Period (000’s)	Expenses After Waivers and Reimbursements	Expenses Before Waivers and Reimbursements	Net Investment Income After Waivers and Reimbursements	Portfolio Turnover Rate

$(5.98)	$-	$(5.98)	$-		$54.44	(2.56%)	$381,577	1.62%*	1.62%*	(0.65%)*	46.9%
(6.51)	-	(6.51)	-		61.90	21.79%	438,592	1.58%	1.58%	(0.69%)	127.6%
-	-	-	-		56.60	14.51%	368,886	1.58%	1.58%	(0.51%)	155.0%
-	-	-	-		49.43	23.76%	353,684	1.74%	1.74%	(1.24%)	150.7%
-	-	-	-		39.94	9.40%	281,375	1.90%	1.90%	(0.81%)	138.0%
-	-	-	-		36.51	(12.95%)	276,876	1.81%	1.81%	(0.89%)	154.0%

(0.37)	-	(0.37)	-		16.93	(1.48%)	586,570	1.16%*	1.16%*	(0.34%)*	57.8%
(0.34)	-	(0.34)	-		17.55	21.65%	585,262	1.12%	1.12%	(0.26%)	89.1%
-	-	-	-		14.72	15.45%	156,053	1.37%	1.37%	(0.33%)	148.4%
-	-	-	-		12.75	24.03%	110,395	1.58%	1.58%	(1.13%)	151.5%
-	-	-	-		10.28	0.29%	22,107	1.90%	1.90%	(1.05%)	143.2%
-	-	-	-		10.25	2.50%+	11,448	1.90%*	1.98%*	(1.24%)*	68.0%*

(8.26)	-	(8.26)	-		35.54	3.01%	133,327	1.10%*	1.10%*	0.11%*	52.5%
(5.10)	-	(5.10)	-		42.42	25.58%	132,193	1.09%	1.09%	(0.37%)	100.8%
(9.12)	-	(9.12)	-		38.44	15.37%	110,634	1.12%	1.12%	(0.25%)	85.9%
(5.29)	-	(5.29)	-		40.97	40.88%	101,233	1.15%	1.15%	(0.84%)	71.1%
(3.68)	-	(3.68)	-		32.93	32.00%	77,450	1.29%	1.29%	(0.82%)	56.1%
(2.45)	-	(2.45)	-		28.83	17.04%	60,809	1.26%	1.26%	(0.53%)	120.6%

(0.37)	(0.08)	(0.45)	-	(a)	19.54	5.65%	1,176,232	0.65%*	0.65%*	0.44%*	15.7%
(0.53)	(0.03)	(0.56)	0.01		18.94	15.13%	1,087,750	0.65%	0.65%	0.27%	26.5%
(0.15)	(0.03)	(0.18)	0.01		16.96	6.12%	593,883	0.73%	0.73%	0.15%	13.0%
(0.04)	-	(0.04)	0.02		16.14	47.41%	816,748	0.67%	0.67%	0.11%	19.4%
-	-	-	-		10.98	26.21%+	312,041	0.75%	0.85%	(0.14%)	17.7%
-	(0.01)	(0.01)	-		8.70	20.70%+	68,824	0.75%	1.01%	(0.05%)	55.8%

www.Bridgeway.com	121

FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)^	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

MICRO CAP LIMITED

Six Months Ended December 31, 2006**	$11.10	$(0.01)	$(0.33)	$(0.34)
Year Ended June 30, 2006	11.09	(0.13)	1.81	1.68
Year Ended June 30, 2005	10.75	(0.13)	2.45	2.32
Year Ended June 30, 2004	9.36	(0.17)	2.49	2.32
Year Ended June 30, 2003	10.19	(0.11)	0.01	(0.10)
Year Ended June 30, 2002	9.92	(0.12)	0.87	0.75

SMALL CAP GROWTH

Six Months Ended December 31, 2006**	14.75	(0.02)	(0.46)	(0.48)
Year Ended June 30, 2006	12.08	(0.03)	2.70	2.67
Year Ended June 30, 2005	10.84	(0.07)	1.31	1.24
Period from October 31, 2003 to June 30, 2004ç	10.00	(0.05)	0.89	0.84

SMALL CAP VALUE

Six Months Ended December 31, 2006**	16.02	(0.01)	0.15	0.14
Year Ended June 30, 2006	12.78	-	3.24	3.24
Year Ended June 30, 2005	10.46	(0.02)	2.34	2.32
Period from October 31, 2003 to June 30, 2004ç	10.00	(0.03)	0.49	0.46

LARGE CAP GROWTH

Six Months Ended December 31, 2006**	12.11	0.02	0.54	0.56
Year Ended June 30, 2006	11.00	0.04	1.07	1.11
Year Ended June 30, 2005	10.63	-	0.37	0.37
Period from October 31, 2003 to June 30, 2004ç	10.00	(0.01)	0.64	0.63

*	Annualized
**	Unaudited
^	Per share amounts calculated based on the average daily shares outstanding during the period.
#	Total returns for periods less than one year are not annualized.
+	Total return would have been lower had various fees not been waived during the period.
ç	Fund commenced operations on October 31, 2003.

See Notes to Financial Statements

122	Semi-Annual Report | December 31, 2006 (Unaudited)

Less Distributions to Shareholders from:						Ratios & Supplemental Data:
Net Realized Gain	Net Investment Income	Total Distributions	Paid-in Capital from Redemption Fees^	Net Asset Value, End of Period	Total Return#	Net Assets End of Period (000’s)	Expenses After Waivers and Reimbursements	Expenses Before Waivers and Reimbursements	Net Investment Income After Waivers and Reimbursements	Portfolio Turnover Rate

$(2.21)	$-	$(2.21)	$-	$8.55	(3.48%)	$708,433	1.12%*	1.12%*	(0.25%)*	62.8%
(1.67)	-	(1.67)	-	11.10	14.72%	80,711	1.60%	1.60%	(1.05%)	125.4%
(1.98)	-	(1.98)	-	11.09	22.94%	66,637	1.75%	1.75%	(1.27%)	87.1%
(0.93)	-	(0.93)	-	10.75	24.30%	57,750	1.79%	1.79%	(1.50%)	98.2%
(0.73)	-	(0.73)	-	9.36	0.93%+	56,422	1.90%	2.13%	(1.35%)	99.1%
(0.48)	-	(0.48)	-	10.19	8.09%+	57,885	1.90%	1.94%	(1.22%)	124.0%

-	-	-	-	14.27	(3.25%)	175,376	0.87%*	0.87%*	(0.23%)*	15.0%
-	-	-	-	14.75	22.10%	275,278	0.81%	0.81%	(0.19%)	41.2%
-	-	-	-	12.08	11.44%+	55,704	0.94%	1.08%	(0.68%)	51.3%
-	-	-	-	10.84	8.40%+	37,968	0.94%*	1.25%*	(0.74%)*	16.6%

-	-	-	-	16.16	0.87%	257,335	0.86%*	0.86%*	(0.09%)*	20.1%
-	-	-	-	16.02	25.35%	360,120	0.77%	0.77%	(0.03%)	48.6%
-	-	-	-	12.78	22.18%+	68,545	0.94%	1.07%	(0.32%)	57.0%
-	-	-	-	10.46	4.60%+	28,193	0.94%*	1.49%*	(0.42%)*	20.5%

-	(0.04)	(0.04)	-	12.63	4.64%	107,277	0.73%*	0.73%*	0.28%*	18.2%
-	-	-	-	12.11	10.09%	103,861	0.82%	0.82%	0.31%	26.1%
-	-	-	-	11.00	3.48%+	42,988	0.84%	1.03%	(0.04%)	20.2%
-	-	-	-	10.63	6.30%+	39,532	0.84%*	1.13%*	(0.09%)*	6.7%

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FINANCIAL HIGHLIGHTS (continued)

(for a share outstanding throughout the period indicated)

		Income from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)^	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations

LARGE CAP VALUE

Six Months Ended December 31, 2006**	$14.41	$0.09	$1.56	$1.65
Year Ended June 30, 2006	12.70	0.17	1.69	1.86
Year Ended June 30, 2005	11.11	0.14	1.55	1.69
For the Period October 31, 2003 to June 30, 2004ç	10.00	0.03	1.08	1.11

BLUE CHIP 35 INDEX

Six Months Ended December 31, 2006**	7.21	0.03	0.93	0.96
Year Ended June 30, 2006	6.86	0.14	0.32	0.46
Year Ended June 30, 2005	7.02	0.14	(0.18)	(0.04)
Year Ended June 30, 2004	6.14	0.10	0.83	0.93
Year Ended June 30, 2003	5.93	0.09	0.21	0.30
Year Ended June 30, 2002	7.23	0.09	(1.31)	(1.22)

BALANCED

Six Months Ended December 31, 2006**	12.65	0.15	0.16	0.31
Year Ended June 30, 2006	11.92	0.22	0.73	0.95
Year Ended June 30, 2005	11.30	0.14	0.66	0.80
Year Ended June 30, 2004	10.05	0.06	1.24	1.30
Year Ended June 30, 2003	9.87	0.10	0.15	0.25
Year Ended June 30, 2002	10.00	0.04	(0.12)	(0.08)

*	Annualized
**	Unaudited
^	Per share amounts calculated based on the average daily shares outstanding during the period.
#	Total returns for periods less than one year are not annualized.
+	Total return would have been lower had various fees not been waived during the period.
ç	Fund commenced operations on October 31, 2003.

See Notes to Financial Statements

124	Semi-Annual Report | December 31, 2006 (Unaudited)

Less Distributions to Shareholders from:							Ratios & Supplemental Data:
Net Realized Gain	Net Investment Income	Total Distributions	Paid-in Capital from Redemption Fees^	Net Asset Value, End of Period	Total Return#		Net Assets End of Period (000’s)	Expenses After Waivers and Reimbursements	Expenses Before Waivers and Reimbursements	Net Investment Income After Waivers and Reimbursements	Portfolio Turnover Rate

$-	$(0.15)	$(0.15)	$-	$15.91	11.44%		$87,966	0.78%*	0.78%*	1.15%*	17.5%
-	(0.15)	(0.15)	-	14.41	14.69	%+	87,718	0.84%	0.86%	1.18%	23.1%
-	(0.10)	(0.10)	-	12.70	15.22	%+	27,476	0.84%	1.10%	1.24%	30.0%
-	-	-	-	11.11	11.10	%+	20,598	0.84%*	1.52%*	0.86%*	11.3%

-	(0.11)	(0.11)	-	8.06	13.34	%+	75,461	0.15%*	0.39%*	1.95%*	4.5%
-	(0.11)	(0.11)	-	7.21	6.64	%+	42,471	0.15%	0.47%	1.90%	41.1%
-	(0.12)	(0.12)	-	6.86	(0.59	%)+	34,612	0.15%	0.56%	2.07%	20.3%
-	(0.05)	(0.05)	-	7.02	15.20	%+	35,960	0.15%	0.58%	1.64%	5.3%
-	(0.09)	(0.09)	-	6.14	5.13	%+	7,763	0.15%	1.07%	1.65%	24.9%
-	(0.08)	(0.08)	-	5.93	(17.01	%)+	5,532	0.15%	0.93%	1.35%	40.8%

(0.15)	(0.27)	(0.42)	-	12.54	2.52	%+	86,733	0.94%*	0.96%	2.32%	16.7%
(0.11)	(0.11)	(0.22)	-	12.65	8.01%		85,340	0.94%	0.94%	1.81%	51.3%
(0.10)	(0.08)	(0.18)	-	11.92	7.15	%+	42,264	0.94%	1.19%	1.20%	125.5%
-	(0.05)	(0.05)	-	11.30	12.94	%+	23,212	0.94%	1.51%	0.60%	123.7%
(0.01)	(0.06)	(0.07)	-	10.05	2.57	%+	8,344	0.94%	1.66%	1.06%	98.2%
-	(0.05)	(0.05)	-	9.87	(0.80	%)+	4,960	0.94%	2.07%	0.49%	112.5%

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NOTES TO FINANCIAL STATEMENTS

December 31, 2006 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Bridgeway is organized as a series fund, which currently has 11 investment funds (collectively, the “Funds”): Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, Blue Chip 35 Index, and Balanced Funds.

Bridgeway is authorized to issue 1,000,000,000 shares of common stock at $0.001 par value. 15,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares each have been classified into the Aggressive Investors 2 and Blue Chip 35 Index Funds. 5,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares have been classified in the Ultra-Small Company Market Fund. 10,000,000 shares have been classified in the Micro-Cap Limited Fund. 100,000,000 shares each have been classified into the Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. 50,000,000 shares have been classified into the Balanced Fund.

Amounts disclosed above for each Fund that have been authorized do not include Class R shares, of which there are none currently issued.

The Aggressive Investors 1 Fund and the Micro-Cap Limited Fund are closed to new investors. The Ultra-Small Company Fund is closed to all investors.

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 and 2 Funds seek to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more).

The Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, and Large-Cap Growth Funds seek to provide a long-term total return of capital, primarily through capital appreciation.

The Blue Chip 35 Index and Large-Cap Value Funds seek to provide long-term total return of capital, primarily through capital appreciation but also some income.

The Balanced Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2 . Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America.

Securities, Options, Futures and Other Investments Valuation.  Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the average of the best bid and best asked quotations. Other investments for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Board of Directors.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Funds’

126	Semi-Annual Report | December 31, 2006 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2006 (Unaudited)

NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Securities Lending.  Upon lending its securities to third parties, the Fund receives compensation in the form of fees. The Fund also continues to receive dividends on the securities loaned. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of December 31, 2006, the Funds had securities on loan and related collateral with values shown below:

Bridgeway Fund	Securities on Loan Value	Value of Securities Received as Collateral

Aggressive Investors 1	$109,170,543	$113,326,589
Aggressive Investors 2	$184,765,948	$191,940,343
Ultra-Small Company	$19,526,856	$21,054,761
Ultra-Small Company Market	$144,131,227	$158,203,238
Micro-Cap Limited	$6,531,795	$6,919,200
Small-Cap Growth	$50,518,698	$53,019,442
Small-Cap Value	$56,530,087	$59,641,531
Large-Cap Growth	$36,317,138	$37,582,262
Large-Cap Value	$29,886,422	$31,059,807
Blue Chip 35 Index	$22,917,466	$23,816,896
Balanced	$22,138,400	$22,780,126

It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Federal Income Taxes.  It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code applicable to registered investment companies and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Use of Estimates in Financial Statements.  In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties.  The Funds provide for various investment options, including stocks and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements and financial highlights.

Security Transactions, Expenses, Gains and Losses and Allocations.  Fund expenses that are not series fund specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets.

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Balanced Fund, discounts and premiums are accreted/amortized on the effective interest method.

Futures Contracts.  A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. The Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Fund’s activities in the futures contracts are conducted through regulated exchanges that do not result in counterparty credit risks on a periodic basis. Pursuant to a contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2006 (Unaudited)

was opened and the value at the time it was closed. As of December 31, 2006, no Funds had futures contracts open.

Options.  An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund’s Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that the Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes. As of December 31, 2006, Balanced Fund held $214,000 in purchased call options.

Covered Call Options and Secured Puts.  The Aggressive Investors 1, Aggressive Investors 2, and Balanced Funds may write call options on a covered basis, that is, the Fund will own the underlying security, or the Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Only Balanced Fund had outstanding written options as of December 31, 2006.

A summary of the options transactions written by the Balanced Fund follows:

	Written Call Options
	Contracts	Premiums

Outstanding, June 30, 2006	4,039	$509,455
Positions Opened	11,358	1,469,930
Exercised	(6,411)	(811,397)
Expired	(5,160)	(660,537)
Closed	(500)	(58,211)
Split	86	-

Outstanding, December 31, 2006	3,412	$449,240

Market Value, December 31, 2006		$(438,740)

	Written Put Options
	Contracts	Premiums

Outstanding, June 30, 2006	4,886	$545,588
Positions Opened	14,386	1,499,640
Exercised	(1,790)	(209,473)
Expired	(9,185)	(928,161)
Closed	(2,912)	(339,482)
Split	-	-

Outstanding, December 31, 2006	5,385	$568,112

Market Value, December 31, 2006		$(365,125)

Swaps.  Each Fund may enter into total return swaps. This gives a Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Adviser. The swaps are entered into for liquidity reasons only and the underlying assets for each swap is the Fund’s market value. No fund had total return swaps open as of December 31, 2006.

Indemnification.  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

128	Semi-Annual Report | December 31, 2006 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2006 (Unaudited)

3.	Management Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, each described below.

Aggressive Investors 1:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of –0.70% to a maximum of +0.70% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Aggressive Investors 2:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.850% from $500 million to $1 billion, and 0.800% over $1 billion.

The Performance Adjustment equals 2.00% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate, which was revised effective April 1, 2005, varies from a minimum of -0.30% to a maximum of +0.30%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays management fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. The fee is subject to a maximum rate of 1.49%.

Ultra-Small Company Market:  The Fund pays a flat 0.50% annual management fee, computed daily and payable monthly.

Micro-Cap Limited:  A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. This is limited to a maximum annualized ratio of 1.49% of the assets in the quarter the Advisory Fee is determined.

The Performance Adjustment equals 2.87% times the difference in cumulative total return between the Fund and the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Small-Cap Growth and Small-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. Since each Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Funds only; (b) From October 1, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the per -

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2006 (Unaudited)

formance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth and Large-Cap Value:  A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index for Large-Cap Growth Fund and the Russell 1000 Value Index for the Large-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. Since each Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period: (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative thus the Advisory Fee was calculated based on the Base Advisory Fee Rate times the average daily net assets of the Funds only; (b) From October 1, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05% However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index:  The Fund pays a flat 0.08% annual management fee, computed daily and payable monthly.

Balanced:  The Fund pays a flat 0.60% annual management fee, computed daily and payable monthly.

Expense limitations:  At a special meeting on March 31, 2005, shareholders of the Funds approved amendments to the Management Agreements detailing expense limitations. The Adviser agrees to reimburse the Funds for operating expenses and management fees above the expense limitations, which are shown as a ratio of net expenses to average net assets, for each Fund, for the six months ended December 31, 2006. All expense limitations and total reimbursements for the six months ended December 31, 2006, are shown below.

Bridgeway Fund	Expense Limitations	Total Reimbursements for six months ended 12/31/06

Aggressive Investors 1	1.80%	-
Aggressive Investors 2	1.75%	-
Ultra-Small Company	2.00%	-
Ultra-Small Company Market	0.75%	-
Micro-Cap Limited	1.85%	-
Small-Cap Growth	0.94%	-
Small-Cap Value	0.94%	-
Large-Cap Growth	0.84%	-
Large-Cap Value	0.84%	-
Blue Chip 35 Index	0.15%	$69,855
Balanced	0.94%	$7,551

Other Related Party Transactions:  On occasion, the Funds will engage in inter-portfolio trades when it is to the benefit of both parties. These trades are reviewed quarterly by the Board of Directors. During the six months ended December 31, 2006, the Ultra-Small Company Fund had $5,765,289 and $7,920,143 in inter-porfolio purchases and sales, respectively. The Ultra-Small Company Market Fund had $8,127,809 and $11,553,098 in inter-portfolio purchases and sales, respectively. The Micro-Cap Limited Fund had $5,787,809 in inter-portfolio purchases during the six month period. The Small-Cap Growth Fund had $145,854 in inter-portfolio purchases during the six month period. The Small-Cap Value Fund had $353,520 in inter-portfolio sales during the six month period. No inter-portfolio purchases or sales were entered into during the six month period ended December 31, 2006 by the Aggressive Investors 1, Aggressive Investors 2, Blue Chip 35 Index, Large-Cap Growth, Large-Cap Value, and Balanced Funds.

The Adviser entered into a Master Administrative Agreement with the Funds pursuant to which the Adviser acts as Administrator for the Funds. Under the terms of the agreement, the Adviser provides or arranges for the provision of certain accounting and other administrative services to the Funds that it is not required to provide under the terms of the management agreement. As compensation under the Master Administrative Agreement, the Adviser receives a monthly fee from each Fund calculated at the annual rate of 0.05% of average daily net assets.

130	Semi-Annual Report | December 31, 2006 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2006 (Unaudited)

One director of the Funds, John Montgomery, is an owner and director of the Adviser. Another director of the Fund, Michael Mulcahy, is an executive and director of the Adviser. Under the Investment Company Act of 1940 definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of the Funds. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

Board of Directors Compensation.  Bridgeway paid an annual retainer of $8,000 and fees of $4,000 per meeting to each Independent Director. The Independent Chairman of the Board received an annual retainer of $10,500 and fees of $5,000 per meeting. The Chairperson of the Nominating Committee receives an additional $1,000 per year.

The Independent Directors receive this compensation in the form of shares of Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. During the six months ended December 31, 2006, total reimbursements made, across all of the Funds, was $2,398. The amount of directors fees attributable to each Fund is disclosed in the Statements of Operations.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated January 2, 2004. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1 on October 15, 1996.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Bridgeway Fund for the six month period ended December 31, 2006 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	-	$186,196,609	-	$219,368,565
Aggressive Investors 2	-	$349,502,520	-	$331,364,245
Ultra-Small Company	-	$65,297,315	-	$65,965,739
Ultra-Small Company Market	-	$211,911,667	-	$173,053,599
Micro-Cap Limited	-	$46,382,006	-	$53,324,917
Small-Cap Growth	-	$32,515,624	-	$115,077,631
Small-Cap Value	-	$58,727,442	-	$156,217,809
Large-Cap Growth	-	$18,514,564	-	$21,022,280
Large-Cap Value	-	$14,555,956	-	$22,500,876
Blue Chip 35 Index	-	$28,957,933	-	$2,576,769
Balanced	$1,592,995	$9,911,411	$1,195,781	$14,090,909

6. Federal Income Taxes

Unrealized Appreciation and Depreciation on Investments (Tax Basis).  The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2006 were as follows:

Bridgeway Funds

	Aggressive Invesors 1	Aggressive Invesors 2	Ultra-Small Company
As of December 31, 2006
Gross appreciation (excess of value over tax cost)	$80,258,054	$88,183,943	$38,927,212
Gross depreciation (excess of tax cost over value)	(5,597,684)	(20,844,802)	(4,329,462)

Net unrealized appreciation/(depreciation)	$74,660,370	$67,339,141	$34,597,750

Cost of investment for income tax purposes	$308,954,790	$518,625,696	$98,818,206

www.Bridgeway.com	131

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2006 (Unaudited)

	Ultra-Small Company Market	Micro-Cap Limited	Small-Cap Growth	Small-Cap Value
As of December 31, 2006
Gross appreciation (excess of value over tax cost)	$417,758,700	$12,624,270	$35,127,253	$59,995,227
Gross depreciation (excess of tax cost over value)	(41,271,573)	(2,472,343)	(7,257,799)	(3,560,711)

Net unrealized appreciation/(depreciation)	$376,487,127	$10,151,927	$27,869,454	$56,434,516

Cost of investment for income tax purposes	$788,138,098	$60,536,134	$148,939,162	$201,296,435

	Large-Cap Growth	Large-Cap Value	Blue Chip 35 Index	Balanced*
As of December 31, 2006
Gross appreciation (excess of value over tax cost)	$18,602,398	$16,789,645	$11,718,293	$10,335,264
Gross depreciation (excess of tax cost over value)	(2,978,980)	(748,593)	(888,946)	(913,333)

Net unrealized appreciation/(depreciation)	$15,623,418	$16,041,052	$10,829,347	$9,421,931

Cost of investment for income tax purposes	$91,485,522	$71,712,645	$64,525,385	$77,653,926

The differences between book and tax net unrealized appreciation are wash sale loss deferrals.

*	Does not include written options.

Classifications of Distributions.  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain expenses.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2006 and June 30, 2005, respectively, were as follows:

	Aggressive Investors 1		Aggressive Investors 2
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2006	Year Ended June 30, 2005
Distributions paid from:
Ordinary Income	$1,866,101	$-	$554,558	$-
Long-Term Capital Gain	40,753,725	-	5,415,124	-

Total	$42,619,826	$-	$5,969,682	$-

	Ultra-Small Company		Ultra-Small Company Market
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2006	Year Ended June 30, 2005
Distributions paid from:
Ordinary Income	$897,342	$2,401,271	$1,179,985	$1,224,997
Long-Term Capital Gain	13,492,318	19,650,404	21,617,958	6,669,718

Total	$14,389,660	$22,051,675	$22,797,943	$7,894,715

132	Semi-Annual Report | December 31, 2006 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2006 (Unaudited)

	Micro-Cap Limited		Large-Cap Value
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2006	Year Ended June 30, 2005
Distributions paid from:
Ordinary Income	$130,000	$4,576,049	$445,034	$195,000
Long-Term Capital Gain	9,975,182	5,543,706	-	-

Total	$10,105,182	$10,119,755	$445,034	$195,000

	Blue Chip 35 Index		Balanced
	Year Ended June 30, 2006	Year Ended June 30, 2005	Year Ended June 30, 2006	Year Ended June 30, 2005
Distributions paid from:
Ordinary Income	$720,188	$674,999	$679,739	$393,526
Long-Term Capital Gain	-	-	319,094	29,323

Total	$720,188	$674,999	$998,833	$422,849

Note the Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds had no distributions for the fiscal years ended June 30, 2006 and June 30, 2005.

Components of Net Assets (Tax Basis).   As of June 30, 2006, the components of net assets on a tax basis were:

	Aggressive Investors 1	Aggressive Investors 2		Ultra-Small Company
Accumulated net investment income	$-	$-		$-
Accumulated net realized gain/(loss) on investments	35,321,602	14,088,958		16,203,325
Net unrealized appreciation/(depreciation) of investments	96,894,220	41,386,932		43,232,640

Total	$132,215,822	$55,475,890		$59,435,965

	Ultra-Small Company Market	Micro-Cap Limited		Small-Cap Growth
Accumulated net investment income	$1,483,938	$1,475		$-
Accumulated net realized gain/(loss) on investments	14,775,503	15,583,280		(4,240,948)
Net unrealized appreciation/(depreciation) of investments	348,097,228	10,146,859		30,036,625
Cumulative effect of other differences	-	-		(2,430)

Total	$364,356,669	$25,731,614		$25,793,247

	Small-Cap Value	Large-Cap Growth		Large-Cap Value
Accumulated net investment income	$-	$209,381		$345,549
Accumulated net realized gain/(loss) on investments	(5,695,068)*	(5,222,483	)*	(419,590)
Net unrealized appreciation/(depreciation) of investments	53,435,339	9,229,552		8,181,178
Cumulative effect of other differences	(2,430)	(2,372)		(2,372)

Total	$47,737,841	$4,214,078		$8,104,765

	Blue Chip 35	Balanced
Accumulated net investment income	$463,011	$1,142,084
Accumulated net realized gain/(loss) on investments	(2,509,837)	719,840
Net unrealized appreciation/(depreciation) of investments	4,596,542	4,982,928
Cumulative effect of other differences	-	-

Total	$2,549,716	$6,844,852

*	Includes losses incurred in the period November 1, 2005 through June 30, 2006 which the Fund has elected to defer to its fiscal year ending June 30, 2007 of $3,510,147 for Small-Cap Value, $312,706 for Large-Cap Growth, and $497,940 for Blue Chip 35.

www.Bridgeway.com	133

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2006 (Unaudited)

At June 30, 2006, the Funds had available for tax purposes capital loss carryovers as follows:

	Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Large-Cap Value	Blue Chip 35
Expiring 6/30/2007	-	-	-	-	$25,756
6/30/2008	-	-	-	-	106,811
6/30/2009	-	-	-	-	100,306
6/30/2010	-	-	-	-	429,064
6/30/2011	-	-	-	-	337,509
6/30/2012	-	-	-	-	327,296
6/30/2013	$3,213,476	$2,184,921	$2,497,138	$413,746	282,192
6/30/2014	1,027,472	-	2,412,639	5,844	402,963

Capital loss carryovers used during the period ended June 30, 2006 were $174,365 for Small-Cap Value.

7. Line of Credit:

Certain Bridgeway Funds established a line of credit agreement (“LOC”) with PNC Bank, N.A. (the ”Bank” or “Lender”) which matures on October 9, 2007 and is renewable annually at the Bank’s option, to be used for temporary or emergency purposes, primarily for financing redemption payments. Any and all advances under this Facility would be at the sole discretion of the Lender based on the merits of the specific transaction. Advances under the Facility are limited to $5,000,000 in total for all Funds (except Aggressive Investors 1 and Aggressive Investors 2 Funds), or 33 1/3% of a Funds’ net assets. Borrowings under the line of credit bear interest based on the Lender’s Prime Rate. Principal is due fifteen days after each advance and at Maturity. Interest is payable monthly in arrears.

As of December 31, 2006, no Fund had borrowings during the six month period.

8. Redemption Fees:

In Ultra-Small Company Market Fund a 2.00% redemption fee may be charged on shares held less than six months or a 2.00% redemption fee may be charged in a down market, subject to a maximum combined redemption fee of 2.00%. In Blue Chip 35 Index Fund a 1.00% redemption fee may be charged on redemptions in a down market.

9. Accounting for Uncertainty in Income Taxes:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Although not yet determined, management does not expect FIN 48 to have a material impact on the financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the impact, if any, of the SFAS on the Funds’ financial statements.

134	Semi-Annual Report | December 31, 2006 (Unaudited)

OTHER INFORMATION

December 31, 2006 (unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2006 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual shareholder reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

www.Bridgeway.com	135

DISCLOSURE OF FUND EXPENSES

December 31, 2006 (unaudited)

As a shareholder of the Fund, you will incur no transaction costs from the Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Blue Chip 35 Index Funds under certain circumstances. However, as a shareholder of the Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2006 and held until December 31, 2006.

Actual Return.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide you’re account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During the Period” to estimate the expenses you paid on you’re account during the period.

Hypothetical 5% Return.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear In the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table Is useful In comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/06	Ending Account Value at 12/31/06	Expense Ratio	Expense Paid During Period* 7/1/06 - 12/31/06

Bridgeway Aggressive Investors 1 Fund

Actual Fund Return	$1,000.00	$974.50	1.62%	$8.07
Hypothetical Fund Return	$1,000.00	$1,017.03	1.62%	$8.24

Bridgeway Aggressive Investors 2 Fund

Actual Fund Return	$1,000.00	$985.20	1.16%	$5.80
Hypothetical Fund Return	$1,000.00	$1,019.36	1.16%	$5.90

Bridgeway Ultra-Small Company Fund

Actual Fund Return	$1,000.00	$1,030.10	1.10%	$5.64
Hypothetical Fund Return	$1,000.00	$1,019.65	1.10%	$5.61

Bridgeway Ultra-Small Company Market Fund

Actual Fund Return	$1,000.00	$1,056.50	0.65%	$3.36
Hypothetical Fund Return	$1,000.00	$1,021.94	0.65%	$3.30

Bridgeway Micro-Cap Limited Fund

Actual Fund Return	$1,000.00	$965.20	1.12%	$5.53
Hypothetical Fund Return	$1,000.00	$1,019.57	1.12%	$5.69

Bridgeway Small-Cap Growth Fund

Actual Fund Return	$1,000.00	$967.50	0.87%	$4.31
Hypothetical Fund Return	$1,000.00	$1,020.82	0.87%	$4.43

136	Semi-Annual Report | December 31, 2006 (Unaudited)

DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2006 (unaudited)

	Beginning Account Value at 7/1/06	Ending Account Value at 12/31/06	Expense Ratio	Expense Paid During Period* 7/1/06 - 12/31/06

Bridgeway Small-Cap Value Fund

Actual Fund Return	$1,000.00	$1,008.70	0.86%	$4.36
Hypothetical Fund Return	$1,000.00	$1,020.87	0.86%	$4.38

Bridgeway Large-Cap Growth Fund

Actual Fund Return	$1,000.00	$1,046.40	0.73%	$3.78
Hypothetical Fund Return	$1,000.00	$1,021.51	0.73%	$3.73

Bridgeway Large-Cap Value Fund

Actual Fund Return	$1,000.00	$1,114.40	0.78%	$4.18
Hypothetical Fund Return	$1,000.00	$1,021.25	0.78%	$3.99

Bridgeway Blue Chip 35 Index Fund

Actual Fund Return	$1,000.00	$1,133.40	0.15%	$0.79
Hypothetical Fund Return	$1,000.00	$1,024.46	0.15%	$0.75

Bridgeway Balanced Fund

Actual Fund Return	$1,000.00	$1,025.20	0.94%	$4.80
Hypothetical Fund Return	$1,000.00	$1,020.43	0.94%	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 365.

www.Bridgeway.com	137

DIRECTORS & OFFICERS

December 31, 2006 (Unaudited)

Independent Directors
Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 53	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Eleven	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares

Karen S. Gerstner Age 51	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., 2004 to present; Attorney and Partner, Davis, Ridout, Jones and Gerstner LLP, 1999 to 2003.	Eleven	None

Miles Douglas Harper, III* Age 44	Director	Term: 1 Year Length: 1994 to Present.	Partner, 10/1998 to present, Gainer, Donnelly, Desroches, LLP.	Eleven	Calvert Large-Cap Growth Fund[2] (1 Portfolio)

Evan Harrel Age 46		Term: 1 Year Length: 2006 to Present.	Executive Director, Small Steps Nurturing Center, 8/2004 to present. Senior Portfolio Manager, AIM Capital Management, 1998 to 2003.	Eleven	None
*	Independent Chairman

“Interested” or Affiliated Directors and Officers
Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Michael D. Mulcahy[3] Age 43	President and Director	Term: 1 Year Length: 2003 to Present.	President, Bridgeway Funds, 6/2005 to present. Director and Staff Member, Bridgeway Capital Management, Inc., 12/2002 to present. Vice President, Hewlett Packard, 1/2001 - 12/2002.	Eleven	None

138	Semi-Annual Report | December 31, 2006 (Unaudited)

DIRECTORS & OFFICERS (continued)

December 31, 2006 (Unaudited)

“Interested” or Affiliated Directors and Officers (continued)
Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[4] Age 51	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Vice President, Bridgeway Funds, 6/2005 to present. President, Bridgeway Funds, 11/1993 - 6/2005. President, Bridgeway Capital Management Inc., 7/1993 to present.	Eleven	None

Richard P. Cancelmo, Jr. Age 47	Vice President	Term: 1 Year Length: 2004 to Present.	Vice-President, Bridgeway Funds, 11/2004 to present. Staff member, Bridgeway Capital Management, Inc., 2000 to present.		None

Joanna Barnhill[5] Age 57	Secretary	Term: 1 Year Length: 1993 to Present.	Staff Member, Bridgeway Capital Management, Inc., since 1993.		None

Linda G. Giuffré Age 45	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.

Chief Compliance Officer,

Bridgeway Capital Management, Inc., 5/2004 to present. Staff member, Bridgeway

Capital Management,

Inc., 5/2004 to present.

Vice President - Compliance,

Capstone Asset Management

Company, 1998 - 2004.

None

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

[2]	The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

[3]	Michael Mulcahy is a director and officer of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

[4]	John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.
[5]	Effective February 16, 2007, Deborah L. Hanna will assume the role of Secretary of Bridgeway Funds replacing Joanna Barnhill.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Board and is available, without charge, upon request by calling 1-800-661-3550.

www.Bridgeway.com	139

BRIDGEWAY FUNDS, INC.

c/o Citigroup Fund Services, LLC

P. O. Box 446

Portland, ME 04112

713-661-3500 800-661-3550

CUSTODIAN

PFPC Trust Company

8800 Tinicum Blvd., 4th Floor

Philadelphia, PA 19153

DISTRIBUTOR

Foreside Fund Services, LLC

2 Portland Square

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to the following email address: publicinfo@sec.gov

ITEM 2.	CODE OF ETHICS

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant BRIDGEWAY FUNDS, INC.

By	/s/ Michael D. Mulcahy
Michael D. Mulcahy
President and Principal Executive Officer

Date	March 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael D. Mulcahy
Michael D. Mulcahy
President and Principal Executive Officer

Date	March 2, 2007

By	/s/ Linda Giuffre
Linda Giuffre
Treasurer and Principal Financial Officer

Date	March 1, 2007